UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08073

STATE FARM VARIABLE PRODUCT TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
Paul J. Smith	Stradley Ronon Stevens & Young, LLP
One State Farm Plaza	191 North Wacker Dr, Suite 1601
Bloomington, Illinois 61710-0001	Chicago, Illinois 60606

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-888-702-2307

Date of fiscal year end: 12/31/2016

Date of reporting period: 12/31/2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

1-888-702-2307

State Farm VP Management Corp.

Customer Service Representatives are available

8:00 a.m. until 6:00 p.m. (Central Time)

Monday through Friday (except holidays)

This report and any financial information contained herein are submitted for the general information of the owners of interests in State Farm Life Insurance Company and State Farm Life and Accident Assurance Company Variable Life Separate Accounts or Variable Annuity Separate Accounts (the “Accounts”). This report provides the results of operations for each of the Funds of the State Farm Variable Product Trust. It is possible to invest in these underlying Funds only through the purchase of a State Farm Variable Universal Life Insurance policy or State Farm Variable Deferred Annuity policy. Please read the prospectus and consider the investment objectives, charges and expenses and other information it contains about the Accounts carefully before investing.

Variable Deferred Annuity (VA) policy series 97040 & 97090 in all states except MT, NY,WI; 97090 in MT; A97040 & A97090 in NY,WI.

Variable Universal Life (VUL) policy series 97035, and also 97036 in TX, except MT, NY, WI; 97085 in MT; A97035 in NY & WI.

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-888-702-2307) for a prospectus containing this and other information. Read it carefully.

Investing involves risk, including potential for loss.

Issued by:

State Farm Life Insurance Company

(Not licensed in MA, NY, or WI)

State Farm Life and Accident Assurance Company

(Licensed in NY and WI)

Home Office, Bloomington, Illinois

State Farm VP Management Corp.

(Underwriter and Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

statefarm.com®

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

Distributor: State Farm VP Management Corp.

Message to Variable Product Customers

Dear Policyowners,

Thank you for purchasing a State Farm® Variable Product. Enclosed is the Annual Report for the 12-month period ended December 31, 2016, for the State Farm Variable Product Trust (“the Trust”). We encourage your review and consideration of this entire report.

State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk.1 We believe individuals increase their chance for investment success by remaining focused on their long-term goals and maintaining an appropriate asset allocation mix.2 As always, your registered State Farm agent is available to discuss your financial needs and risk tolerance.

Market Review

During 2016, U.S. and international equity markets as well as U.S. fixed income markets generated positive total returns.

Large cap U.S. stocks (as represented by the S&P 500® Index3) achieved an 11.96% total return for the period, as a 2.42% dividend yield added to a price gain of 9.54%. Mid-cap stocks (as represented by the Russell Midcap Index4) and small cap stocks (as represented by the Russell 2000® Index5) delivered total returns of 13.80% and 21.31%, respectively. Positive factors influencing U.S. markets during this time included a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth — albeit modest — in U.S. Gross Domestic Product (GDP). In addition, continued low interest rates and a strong year in merger-and-acquisition activity also helped drive a rise in some individual stock prices and overall market valuations.

After starting the year at a price level of 2,044, the S&P 500 Index staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Also, U.S. corporate profits remained constrained early in the year, with the relative strength of the U.S. dollar continuing to provide a headwind for large-cap multi-national companies. Despite this challenging environment, the U.S. economy managed to post a 0.8% increase to GDP during the first quarter (January – March). After recording a period low of 1,829 on February 11, 2016, equities made an upward, albeit irregular, march into early June, sustained by pockets of global economic growth, positive U.S. labor reports, improving crude oil fundamentals, and continued easy-money policy support from global central banks. During this rebound, the current U.S. bull market rally — which began in March 2009 — entered its eighth year, making it the second longest bull market in history.

Major Market Indices	1-Year Total Return as of 12/31/2016
S&P 500 Index	11.96%
Russell Midcap Index	13.80%
Russell 2000 Index	21.31%
MSCI EAFE Free Index	1.00%
MSCI All Country World Index ex-U.S. Index	4.50%
MSCI Emerging Markets Index	11.19%
Bloomberg Barclays U.S. Intermediate Government/Credit Index	2.08%

Late June brought the “Brexit” surprise to the markets with the United Kingdom’s referendum vote to leave the European Union. However, U.S. equities quickly recovered from their Brexit shock and — buoyed by additional signs of strength in the U.S. economy and a cautious Federal Reserve (the “Fed”) — recorded seven new closing price highs in July and another three in August. In addition, during this time the U.S. stock market registered its least volatile 30-day period (late July thru late August) in more than 20 years.

As U.S. economic growth accelerated in September — U.S. GDP would ultimately show a 3.5% increase for the third quarter (July –September) — investors upended market winners and losers. Rotating out of defensive sectors like telecommunications and utilities —whose dividend-yielding securities were sought out earlier in the year — investors moved into cyclical and growth stocks within the

1	Investing involves risk, including potential for loss.

2	Asset allocation cannot guarantee a profit or protect against a loss in a declining market.

3	Source: Standard and Poor’s. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

4	Source: Bloomberg. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities of the Russell 1000 Index based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

5	Source: Bloomberg. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities of the Russell 3000 Index based on a combination of their market cap and current index membership. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Variable Product Customers (continued)

energy, technology and financial sectors. As the markets turned their attention to the November U.S. election, volatility returned. The S&P 500 Index notched a nine-day losing streak in late October and into early November — its longest such slide since 1980 — as investors grew cautious heading into the U.S. election. The S&P 500 Index proceeded to set multiple closing price highs in late November and into December — logging a new record high of 2,272 on December 13, 2016 — as investors generally cheered the potential pro-growth impacts of deregulation, corporate tax reform, and fiscal stimulus anticipated from a Donald Trump administration, before ending the one-year period at 2,239.

International equities markets, as represented by the MSCI EAFE Free® Index and the MSCI All Country World Index (ACWI) ex-U.S. Index, provided total returns for the year of 1.00% and 4.50%, respectively. Within the MSCI EAFE Free Index, New Zealand was the strongest performing market, rising 18.37%, while Israel finished 2016 as the weakest performing market within that index, decreasing –24.87%. Japan, the largest country weighting in the MSCI EAFE Free Index, rose 2.38%. Meanwhile, the MSCI Emerging Markets Index rebounded with a 11.19% gain for the one-year period ended December 31, 2016.6 Brazil’s 66.24% total return led emerging market countries performance for the year, while Greece posted a –12.13% loss to finish as that index’s worst performer during 2016.7

Within currency markets, during the year the U.S. dollar reached a 14-year high relative to the euro while increasing approximately 3.2% versus the euro by period end. The dollar also rose approximately 19.4% against the British pound, with a majority of that gain occurring after the Brexit referendum vote in late June. Meanwhile, despite the Bank of Japan’s monetary easing policy measures, the Japanese yen strengthened against most other currencies, including the dollar, which depreciated approximately –2.7% relative to the yen.

Meanwhile, for bond investors, those potential pro-growth Trump policies and signs of an improving U.S. economy brought an increase in interest rates during the second half of the fiscal year. The resulting bond price declines, however, were offset by bond coupon income and among major indices, the Bloomberg Barclays U.S. Intermediate Government/Credit Index recorded a total return of 2.08%.8

As the chart below shows, 2-year and 10-year U.S. Treasury yields generally declined through early February as investors reacted to the early-period global growth concerns. Those particular Treasury yields subsequently made a series of up-and-down movements into June on changing views of inflation expectations, before declining in early July following the Brexit vote. While the U.K.’s referendum vote and continued global easy monetary policy had the effect of keeping U.S. Treasury yields in check, from those early-July period lows, investors pushed the 2-year and 10-year yields through uneven climbs through the U.S. election day (November 8, 2016). Those Treasury yields jumped the following day and subsequently set period highs later in November and into December, as investors generally welcomed the potential pro-growth impacts anticipated from a Trump presidency and digested strong third-quarter U.S. economic data and signs of higher inflation. After starting January 2016 at 2.27%, 10-year yields set a new record low of 1.37% in early July before reaching a period high of 2.60% on December 16, 2016, and eventually closing out the fiscal year at 2.45%. Two-year U.S. Treasury yields began the period at 1.06%, realized a period low of 0.56% in July and period high of 1.29% in December, and finished the year at 1.20%.

6	Source: Bloomberg. The MSCI Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2016, the MSCI ACWI ex-U.S. Index consisted of 45 developed and emerging market country indices. The MSCI Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates, all of which are magnified in emerging markets. It is not possible to invest directly in an index. Past performance does not guarantee future results.

7	Returns are reported in U.S. dollar terms for the MSCI EAFE Free Index, MSCI ACWI ex-US Index, and MSCI Emerging Markets Index.

8	Source: Bloomberg. The Bloomberg Barclays U.S. Intermediate Government/Credit Index contains U.S. Government and corporate bonds with maturities above 1 year and an outstanding par value of at least $250 million. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Variable Product Customers (continued)

Coming on the heels of the Fed’s first interest rate hike since 2006 — a 0.25% increase in December 2015 — 3-month U.S. Treasury yields began January 2016 at 0.16%, their lowest point for the one-year period. After climbing to no higher than 0.36% through the first eight months of the year, 3-month Treasury yields jumped over 30 basis points from mid-September through mid-November, as investors responded to signals from the Fed that it would initiate another rate increase in December 2016. Consequently, when the Fed did move forward on another interest rate hike in December, the impact to short-term yields was relatively muted. After establishing a period high of 0.55% in mid-November and then again in December, 3-month Treasury yields settled down to close out the year at 0.51%.9

Source: The U.S. Department of the Treasury (treasury.gov)

Despite the positive total returns for most bond-oriented indices, it is important to remember the risk that is present when investing, even in bond funds. Investing involves risk, including a potential for loss.

On behalf of the entire State Farm Variable Products team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

9	Source: The U.S. Department of the Treasury. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. A2-year U.S. Treasury Note and a 10-year U.S. Treasury Note are debt obligations issued by the U.S. Treasury with maturities of 2 and 10 years, respectively, and that pay interest every six months. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

State Farm Variable Product Trust Large Cap Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the S&P 500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in stocks of U.S. companies with large capitalizations. Bridgeway defines “large stocks” as the largest 1,000 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

Positive factors influencing U.S. equity markets during this time included a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth — albeit modest — in U.S. Gross Domestic Product (GDP). In addition, continued low interest rates and a strong year in merger-and-acquisition activity also helped drive a rise in some individual stock prices and overall market valuations.

U.S. equities (as represented by the Index) staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Also, U.S. corporate profits remained constrained early in the year, with the relative strength of the U.S. dollar continuing to provide a headwind for large-cap multi-national companies. Despite this challenging environment, the U.S. economy managed to post a 0.8% increase to GDP during the first quarter (January – March). In mid-February, equities began an upward, albeit irregular march into early June, sustained by pockets of global economic growth, positive U.S. labor reports, improving crude oil fundamentals, and continued easy-money policy support from global central banks. During this rebound, the current U.S. bull market rally — which began in March 2009 — entered its eighth year, making it the second longest bull market in history.

Late June brought the “Brexit” surprise to the markets with the United Kingdom’s referendum vote to leave the European Union. However, U.S. equities quickly recovered from their Brexit shock, buoyed in part by additional signs of strength in the U.S. economy and a cautious Federal Reserve (the “Fed”). As U.S. economic growth accelerated in September — U.S. GDP would ultimately show a 3.5% increase for the third quarter (July – September) — investors upended market winners and losers. Rotating out of defensive sectors like telecommunications and utilities — whose dividend-yielding securities were sought out earlier in the year — investors moved into cyclical and growth stocks within the energy, technology and financial sectors. As the markets turned their attention to the November U.S. election, volatility returned. The Index notched a nine-day losing streak in late October and into early November —its longest such slide since 1980 — as investors grew cautious heading into the U.S. election. However, after the election equities staged an uneven climb through year end as investors reacted to positive economic news and generally cheered the potential pro-growth impacts of deregulation, corporate tax reform, and fiscal stimulus anticipated from a Donald Trump administration.

Within currency markets, during the year the U.S. dollar reached a 14-year high relative to the euro while increasing approximately 3.2% versus the euro by period end. The dollar also rose approximately 19.4% against the British pound, with a majority of that gain occurring after the Brexit referendum vote in late June. Meanwhile, despite the Bank of Japan’s monetary easing policy measures, the Japanese yen strengthened against most other currencies, including the dollar, which depreciated approximately –2.7% relative to the yen.

In general, commodity prices were volatile throughout the year. Oil prices began January 2016 at around $37 per barrel and ranged between approximately $26 to $54/barrel during the year before ending December 2016 at around $54/barrel, an increase of approximately 45% for the 12-month period. Gold prices began the year at the period low of around $1,060 per troy ounce, reaching the period high of approximately $1,375/oz. in July before ending December 2016 at around $1,150/oz. to record an approximate 8% gain for the 12-month period.

The 12-month total return for the Index was 11.96%. The total return for the period reflected an increase of approximately 1.0% in corporate earnings per share for the Index companies, an expansion of the Index’s price/earnings valuation of approximately 8.5%, and a dividend return of approximately 2.1%.Value stocks, as represented by the Russell 1000 Value Index, produced a total return of 17.34%, outperforming growth stocks, as represented by the Russell 1000 Growth Index, which generated a total return of 7.08%.1

1	The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with higher price-to-book ratios and higher expected growth values. The Russell 1000 Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with lower price-to- book ratios and lower expected growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the year, the Large Cap Equity Fund had a total return of 7.83% compared to an 11.96% return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/annuities/variable-deferred-annuity/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The S&P 500 Index represents an unmanaged group of stocks, tracking the common stock performance of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. Unlike an investment in the Large Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the one-year period ended December 31, 2016, for their respective portions of the Fund, Bridgeway and Westwood generated total returns (before fees and expenses) of 5.41% and 11.83%, respectively. Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the year.

Bridgeway Capital Management, Inc. (50.33% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

The following five holdings represented the largest contributors to Bridgeway’s performance during the year. NVIDIA Corp. posted a triple-digit return while the remaining holdings generated double-digit gains.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2016
NVIDIA Corp.	Information Technology	2.7%
Micron Technology Inc.	Information Technology	1.1%
Sysco Corp.	Consumer Staples	1.4%
Reinsurance Group of America, Inc.	Financials	0.8%
UnitedHealth Group Inc.	Health Care	1.3%

The largest detractors to Bridgeway’s performance were the following five holdings, with each returning double-digit losses during the year.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2016
Incyte Corp.*	Health Care	sold
Regeneron Pharmaceuticals Inc.*	Health Care	sold
Marathon Petroleum Corp.*	Energy	sold
Gilead Sciences Inc.	Health Care	1.2%
L Brands Inc.	Consumer Discretionary	0.8%

* Sold prior to 12/31/2016. Total return loss referenced is from 1/1/2016 to date sold.

NVIDIA Corp, the largest holding within Bridgeway’s portion of the Fund, posted a triple-digit total return for the period. F5 Networks Inc. recorded a single-digit total return, while the remaining eight holdings returned double-digit gains.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2016
NVIDIA Corp.	Information Technology	2.7%
O’Reilly Automotive Co.	Consumer Discretionary	2.1%
Southwest Airlines Co.	Industrials	2.0%
Edwards Lifesciences Corp.	Health Care	1.7%
Electronic Arts Inc.	Information Technology	1.7%
CDW Corp. of Delaware	Information Technology	1.5%
Sysco Corp.	Consumer Staples	1.4%
Lockheed Martin Corp.	Industrials	1.4%
Lam Research Corp.	Information Technology	1.4%
F5 Networks Inc.	Information Technology	1.4%

Westwood Management Corp. (49.67% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Westwood’s performance during the year as well as a recap of the top ten holdings within Westwood’s portion of the Fund.

The largest contributors to Westwood’s performance were the following five holdings, with each posting double-digit gains during the period.

Westwood - Top 5 Contributors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2016
JPMorgan Chase & Co.	Financials	3.6%
Texas Instruments Inc.	Information Technology	2.1%
Bank of America Corp.	Financials	3.5%
EOG Resources Inc.	Energy	2.2%
Chevron Corp.	Energy	2.2%

The largest detractors to Westwood’s performance were the following five holdings, with each returning double-digit losses during the year.

Westwood - Top 5 Detractors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2016
Marathon Petroleum Corp.*	Energy	sold
Invesco Ltd.*	Financials	sold
CVS Health Corp.	Consumer Staples	2.0%
Abbott Laboratories	Health Care	2.4%
Cardinal Health Inc.*	Health Care	sold

* Sold prior to 12/31/2016. Total return loss referenced is from 1/1/2016 to date sold.

Five of the top ten largest holdings within Westwood’s portion of the Fund recorded double-digit gains for the period, while four holdings (Wells Fargo & Co., AT&T Inc., The Home Depot Inc., American International Group Inc.) posted single-digit gains and one (Abbott Laboratories) delivered a double-digit loss.

Westwood - Top 10 Holdings

Security	Sector	% of Westwood’s Total Investments as of 12/31/2016
Wells Fargo & Co.	Financials	3.7%
JPMorgan Chase & Co.	Financials	3.6%
Bank of America Corp.	Financials	3.5%
AT&T Inc.	Telecommunication Services	3.1%
Home Depot Inc., The	Consumer Discretionary	3.0%
Johnson & Johnson	Health Care	2.9%
Exxon Mobil Corp.	Energy	2.6%
Abbott Laboratories	Health Care	2.4%
American International Group Inc.	Financials	2.4%
Chevron Corp.	Energy	2.2%

Financial highlights for this Fund can be found on page 109.

State Farm Variable Product Trust Small/Mid Cap Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, LLC (“Rainier”). Bridgeway and Rainier each manage approximately one half of the Fund’s assets.

State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway primarily invests in stocks whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Rainier primarily invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap Index, a subset of approximately 800 of the smallest companies included in the Russell 1000 Index, which measures the performance of the largest 1,000 companies in the market.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. In selecting common stock for purchase by the Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

Positive factors influencing U.S. equity markets during this time included a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth — albeit modest — in U.S. Gross Domestic Product (GDP). In addition, continued low interest rates and a strong year in merger-and-acquisition activity also helped drive a rise in some individual stock prices and overall market valuations.

U.S. equities (as represented by the S&P 500 Index) staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Also, U.S. corporate profits remained constrained early in the year, with the relative strength of the U.S. dollar continuing to provide a headwind for large-cap multi-national companies. Despite this challenging environment, the U.S. economy managed to post a 0.8% increase to GDP during the first quarter (January – March). In mid-February, equities began an upward, albeit irregular march into early June, sustained by pockets of global economic growth, positive U.S. labor reports, improving crude oil fundamentals, and continued easy-money policy support from global central banks. During this rebound, the current U.S. bull market rally — which began in March 2009 — entered its eighth year, making it the second longest bull market in history.

Late June brought the “Brexit” surprise to the markets with the United Kingdom’s referendum vote to leave the European Union. However, U.S. equities quickly recovered from their Brexit shock, buoyed in part by additional signs of strength in the U.S. economy and a cautious Federal Reserve (the “Fed”). As U.S. economic growth accelerated in September — U.S. GDP would ultimately show a 3.5% increase for the third quarter (July – September) — investors upended market winners and losers. Rotating out of defensive sectors like telecommunications and utilities — whose dividend-yielding securities were sought out earlier in the year — investors moved into cyclical and growth stocks within the energy, technology and financial sectors. As the markets turned their attention to the November U.S. election, volatility returned. U.S. equities notched a nine-day losing streak in late October and into early November —the longest such slide since 1980 — as investors grew cautious heading into the U.S. election. However, after the election equities staged an uneven climb through year end as investors reacted to positive economic news and generally cheered the potential pro-growth impacts of deregulation, corporate tax reform, and fiscal stimulus anticipated from a Donald Trump administration.

Within currency markets, during the year the U.S. dollar reached a 14-year high relative to the euro while increasing approximately 3.2% versus the euro by period end. The dollar also rose approximately 19.4% against the British pound, with a majority of that gain occurring after the Brexit referendum vote in late June. Meanwhile, despite the Bank of Japan’s monetary easing policy measures, the Japanese yen strengthened against most other currencies, including the dollar, which depreciated approximately –2.7% relative to the yen.

In general, commodity prices were volatile throughout the year. Oil prices began January 2016 at around $37 per barrel and ranged between approximately $26 to $54/barrel during the year before ending December 2016 at around $54/barrel, an increase of approximately 45% for the 12-month period. Gold prices began the year at the period low of around $1,060 per troy ounce, reaching the period high of approximately $1,375/oz. in July before ending December 2016 at around $1,150/oz. to record an approximate 8% gain for the 12-month period.

For the year ended December 31, 2016, the Index posted a total return of 17.59%.Value stocks, as represented by the Russell 2500 Value Index, generated a 25.20% gain, outperforming growth stocks, as represented by the Russell 2500 Growth Index, which experienced a total return of 9.73%.1

1	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the one-year period ended December 31, 2016, the Small/Mid Cap Equity Fund had a total return of 13.01% compared to a total return of 17.59% for the Russell 2500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/annuities/variable-deferred-annuity/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The Russell 2500 Index measures the performance of the 2,500 smallest securities in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the year, Bridgeway and Rainier generated portfolio returns (before fees and expenses) of 26.85% and 2.10%, respectively.

Below are discussions concerning the performance and individual investments made by Bridgeway and Rainier during the course of the reporting period.

Bridgeway Capital Management, Inc. (54.23% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

The following five holdings represented the largest contributors to Bridgeway’s performance during the year, with Central Garden & Pet Company Class A and TTM Technologies, Inc. posting triple-digit gains and the remaining holdings providing double-digit returns.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2016
SkyWest Inc.	Industrials	2.0%
Central Garden & Pet Co. Class A	Consumer Staples	1.9%
TTM Technologies Inc.	Information Technology	1.7%
Sanmina Corp.	Information Technology	2.0%
Schnitzer Steel Industries Inc. Class A	Materials	1.3%

The following five holdings were the largest detractors to Bridgeway’s performance, with each providing double-digit losses during the year.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2016
Heritage Insurance Holdings Inc.*	Financials	sold
Green Plains Inc.*	Energy	sold
Cross Country Healthcare Inc.*	Health Care	sold
Alon USA Energy Inc.	Energy	0.6%
Sportsman’s Warehouse Holdings Inc.*	Consumer Discretionary	sold

* Sold prior to 12/31/2016. Total return loss referenced is from 1/1/2016 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Fund, TTM Technologies Inc. and Central Garden & Pet Co. Class A posted triple-digit gains. Advanced Micro Devices Inc., GATX Corp., Northwest Bancshares Inc., Sanmina Corp., SkyWest Inc., The Navigators Group Inc. and Selective Insurance Group Inc. delivered double-digit gains, while American Equity Investment Life Holding Co. generated a single-digit loss for the year.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2016
Sanmina Corp.	Information Technology	2.0%
Advanced Micro Devices Inc.	Information Technology	2.0%
SkyWest Inc.	Industrials	2.0%
Central Garden & Pet Co. Class A	Consumer Staples	1.9%
TTM Technologies Inc.	Information Technology	1.7%
Selective Insurance Group Inc.	Financials	1.6%
GATX Corp.	Industrials	1.6%
Navigators Group Inc., The	Financials	1.4%
Northwest Bancshares Inc.	Financials	1.4%
American Equity Investment Life Holding Co.	Financials	1.4%

Rainier Investment Management, LLC (45.77% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Rainier’s performance during the year as well as a recap of the top ten holdings within Rainier’s portion of the Fund.

The following five holdings represented the largest contributors to Rainier’s performance, with each posting double-digit gains during the period.

Rainier - Top 5 Contributors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2016
Vulcan Materials Co.	Materials	0.9%
Burlington Stores Inc.	Consumer Discretionary	0.6%
Prologis Inc.	Real Estate	1.3%
Western Alliance Bancorp	Financials	2.0%
Equinix Inc.	Real Estate	2.2%

The following five holdings were the largest detractors to Rainier’s performance, with each providing double-digit losses during the year.

Rainier - Top 5 Detractors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2016
Acadia Healthcare Company Inc.	Health Care	0.7%
Akorn Inc.*	Health Care	sold
Palo Alto Networks Inc.	Information Technology	1.0%
Perrigo Co. PLC	Health Care	1.3%
Tyler Technologies Inc.	Information Technology	1.4%

* Sold prior to 12/31/2016. Total return loss referenced is from 1/1/2016 to date sold.

Among the top ten largest holdings within Rainier’s portion of the Fund, Equinix Inc., A.O. Smith Corp., Eagle Materials Inc., Western Alliance Bancorp, Snyder’s-Lance Inc. and NuVasive Inc. each posted double-digit gains. Mohawk Industries Inc. and The Middleby Corp. delivered single-digit gains while Brixmor Property Group Inc. and CoStar Group Inc. generated single-digit losses for the year.

Rainier - Top 10 Holdings

Security	Sector	% of Rainier’s Total Investments as of 12/31/2016
Mohawk Industries Inc.	Consumer Discretionary	2.5%
Equinix Inc.	Real Estate	2.2%
Eagle Materials Inc.	Materials	2.1%
A.O. Smith Corp.	Industrials	2.1%
Western Alliance Bancorp	Financials	2.0%
Middleby Corp., The	Industrials	1.9%
Brixmor Property Group Inc.	Real Estate	1.8%
Snyder’s-Lance Inc.	Consumer Staples	1.8%
CoStar Group Inc.	Information Technology	1.8%
NuVasive Inc.	Health Care	1.8%

Financial highlights for this Fund can be found on page 110.

State Farm Variable Product Trust International Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Fund (the “Fund”) is sub-advised by Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”). Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the MSCI All Country World Index (ACWI) ex-U.S. Index (the “Index”).

The Fund seeks long-term growth of capital and invests primarily in large cap stocks in developed international markets. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long-term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing.

The Fund allows investments in emerging or developing markets. As of December 31, 2016, the Fund had 8.16% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets (as represented by the Index) generated a total return of 4.50%, lagging the 11.96% gain produced by U.S. equity markets (as represented by the S&P 500 Index). Within the Index the emerging market country of Brazil was the strongest performer, rising 66.24%, while Israel finished 2016 as the weakest with a total return loss of –24.87%. Meanwhile Japan, the largest country weighting in the Index, gained 2.38%.1

International equities staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. However, those fears eased somewhat beginning in late winter as investors reacted to improving crude oil fundamentals, pockets of economic growth around the world, and continued easy-money policy support from global central banks. During this time, the European Central Bank (ECB) announced, among other actions, that it would increase its fixed income asset purchases, while the Bank of Japan subsequently followed the ECB’s lead in moving toward a negative deposit rate. This central bank activity helped provide a generally supportive environment for international equities, encouraging investors to seek returns in relatively riskier assets.

Late June brought the “Brexit” surprise, with international stocks tumbling as a result of the United Kingdom’s referendum vote to leave the European Union. Global equities quickly recovered from their Brexit shock though, making an uneven climb from late June through early September. However, later that month the ECB announced it would not add to its existing stimulus measures, which contributed to the Index declining as investors grew concerned about the willingness and ability of central banks to continue providing market support through their quantitative easing programs.

Lingering global economic growth concerns and uncertainty heading into the U.S. presidential election helped push international equities generally lower into November. However, post-election signs of an accelerating U.S. economy combined with the potential pro-growth policies anticipated from a Donald Trump administration spurred reflationary expectations not only in the U.S. but abroad. As a result, beginning in mid-November international stocks staged an upward march to finish positive for the year.

Within currency markets, during the year the U.S. dollar reached a 14-year high relative to the euro while increasing approximately 3.2% versus the euro by period end. The dollar also rose approximately 19.4% against the British pound, with a majority of that gain occurring after the Brexit referendum vote in late June. Meanwhile, despite the Bank of Japan’s monetary easing policy measures, the Japanese yen strengthened against most other currencies, including the dollar, which depreciated approximately –2.7% relative to the yen.

1	All performance information included in this discussion is reported in U.S. dollar terms.

In general, commodity prices were volatile throughout the year. Oil prices began January 2016 at around $37 per barrel and ranged between approximately $26 to $54/barrel during the year before ending December 2016 at around $54/barrel, an increase of approximately 45% for the 12-month period. Gold prices began the year at the period low of around $1,060 per troy ounce, reaching the period high of approximately $1,375/oz. in July before ending December 2016 at around $1,150/oz. to record an approximate 8% gain for the 12-month period.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 13 other countries, each of which represents less than 2.00% of net assets.

How did the Fund perform during the reporting period?

For the one-year period ended December 31, 2016, the International Equity Fund had a total return of –5.17% compared to a total return of 4.50% for the MSCI ACWI ex-U.S. Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/annuities/variable-deferred-annuity/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2016, the MSCI AWCI ex-U.S. Index consisted of 45 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the one-year period ended December 31, 2016, for their respective portions of the Fund, Northern Cross generated a positive single-digit return while Marsico posted a single-digit loss (before fees and expenses). Below are discussions concerning individual investments made by Marsico and Northern Cross during the course of the reporting period.

Marsico Capital Management, LLC (50.08% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Marsico’s performance during the year as well as a recap of the top ten holdings within Marsico’s portion of the Fund.

Among the largest contributors to Marsico’s performance during the year were the following five holdings, with each posting double-digit gains during the period.

Marsico - Top 5 Contributors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2016
Dollarama Inc.	Consumer Discretionary	3.1%
START TODAY Co. Ltd.	Consumer Discretionary	1.7%
Tencent Holdings Ltd.	Information Technology	4.9%
Ono Pharmaceutical Co. Ltd.*	Health Care	sold
Domino’s Pizza Enterprises Ltd.	Consumer Discretionary	3.8%

* Sold prior to 12/31/2016. Total return gain referenced is from 1/1/2016 to date sold.

Among the largest detractors to Marsico’s performance during the year were the following five holdings, with each posting double-digit losses during the period.

Marsico - Top 5 Detractors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2016
Concordia Healthcare Corp.*	Health Care	sold
Alkermes PLC	Health Care	1.1%
Alibaba Group Holding Ltd. Sponsored ADR	Information Technology	3.7%
NEXT Co. Ltd.	Consumer Discretionary	2.8%
Norwegian Cruise Line Holdings Ltd.	Consumer Discretionary	2.1%

* Sold prior to 12/31/2016. Total return loss referenced is from 1/1/2016 to date sold.

Among the top ten largest holdings within Marsico’s portion of the Fund, ASML Holding NV, Tencent Holdings Ltd., and Domino’s Pizza Enterprises Ltd. all generated double-digit gains for the period, while Element Fleet Management Corp. and Facebook Inc. Class A produced single-digit returns. InterXion Holding NV and Ryanair Holdings PLC SP ADR delivered single-digit losses, while Wirecard AG, Ctrip.com International Ltd. ADR, and Domino’s Pizza Group PLC posted double-digit losses during the period.

Marsico - Top 10 Holdings

Security	Sector	% of Marsico’s Total Investments as of 12/31/2016
ASML Holding NV	Information Technology	5.1%
Wirecard AG	Information Technology	4.9%
Tencent Holdings Ltd.	Information Technology	4.9%
Element Fleet Management Corp.	Financials	4.2%
InterXion Holding NV	Information Technology	4.0%
Facebook Inc. Class A	Information Technology	3.9%
Ctrip.com International Ltd. ADR	Consumer Discretionary	3.8%
Domino’s Pizza Enterprises Ltd.	Consumer Discretionary	3.8%
Domino’s Pizza Group PLC	Consumer Discretionary	3.7%
Ryanair Holdings PLC SP ADR	Industrials	3.7%

Northern Cross, LLC (49.92% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Northern Cross’ performance during the year as well as a recap of the top ten holdings within Northern Cross’ portion of the Fund.

Among the largest contributors to Northern Cross’ performance during the year were the following five holdings, with each posting double-digit gains during the period.

Northern Cross - Top 5 Contributors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2016
Las Vegas Sands Corp.	Consumer Discretionary	5.2%
Wynn Resorts Ltd.	Consumer Discretionary	2.3%
Atlas Copco AB Class A	Industrials	2.3%
Schneider Electric SE (Paris)	Industrials	1.8%
Freeport McMoRan Inc.	Materials	0.4%

Among the largest detractors to Northern Cross’ performance during the year were the following five holdings, with each posting double-digit losses during the period.

Northern Cross - Top 5 Detractors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2016
Novo Nordisk A/S Class B	Health Care	2.2%
Lloyds Banking Group PLC	Financials	1.8%
Shire PLC	Health Care	2.8%
UBS Group AG	Financials	1.8%
Anheuser-Busch InBev SA/NV	Consumer Staples	2.2%

Among the top ten largest holdings within Northern Cross’ portion of the Fund, Las Vegas Sands Corp., Schlumberger Ltd., Atlas Copco AB Class A, and Wynn Resorts Ltd. all generated double-digit gains for the period. Tokio Marine Holdings Inc. and Bayer AG

Reg. produced single-digit gains while Nestle SA Reg. and Essilor International SA delivered single-digit losses and Shire PLC and Anheuser-Busch InBev SA/NV posted double-digit losses for the year.

Northern Cross - Top 10 Holdings

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2016
Las Vegas Sands Corp.	Consumer Discretionary	5.2%
Schlumberger Ltd.	Energy	3.9%
Shire PLC	Health Care	2.8%
Nestle SA Reg.	Consumer Staples	2.6%
Tokio Marine Holdings Inc.	Financials	2.4%
Essilor International SA	Health Care	2.3%
Atlas Copco AB Class A	Industrials	2.3%
Bayer AG Reg.	Health Care	2.3%
Wynn Resorts Ltd.	Consumer Discretionary	2.3%
Anheuser-Busch InBev SA/NV	Consumer Staples	2.2%

Financial highlights for this Fund can be found on page 111.

State Farm Variable Product Trust Large Cap Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Index Fund (the “Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index1 (the “Index”). The Index tracks the common stock performance of 500 selected large U.S. companies in leading industries, and most of the common stocks in the Index are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

BlackRock Fund Advisors (“BlackRock”) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Positive factors influencing U.S. equity markets during this time included a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth — albeit modest — in U.S. Gross Domestic Product (GDP). In addition, continued low interest rates and a strong year in merger-and-acquisition activity also helped drive a rise in some individual stock prices and overall market valuations.

U.S. equities (as represented by the Index) staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Also, U.S. corporate profits remained constrained early in the year, with the relative strength of the U.S. dollar continuing to provide a headwind for large-cap multi-national companies. Despite this challenging environment, the U.S. economy managed to post a 0.8% increase to GDP during the first quarter (January – March). In mid-February, equities began an upward, albeit irregular march into early June, sustained by pockets of global economic growth, positive U.S. labor reports, improving crude oil fundamentals, and continued easy-money policy support from global central banks. During this rebound, the current U.S. bull market rally — which began in March 2009 — entered its eighth year, making it the second longest bull market in history.

Late June brought the “Brexit” surprise to the markets with the United Kingdom’s referendum vote to leave the European Union. However, U.S. equities quickly recovered from their Brexit shock, buoyed in part by additional signs of strength in the U.S. economy and a cautious Federal Reserve (the “Fed”). As U.S. economic growth accelerated in September — U.S. GDP would ultimately show a 3.5% increase for the third quarter (July – September) — investors upended market winners and losers. Rotating out of defensive sectors like telecommunications and utilities — whose dividend-yielding securities were sought out earlier in the year — investors moved into cyclical and growth stocks within the energy, technology and financial sectors. As the markets turned their attention to the November U.S. election, volatility returned. The Index notched a nine-day losing streak in late October and into early November —its longest such slide since 1980 — as investors grew cautious heading into the U.S. election. However, after the election equities staged an uneven climb through year end as investors reacted to positive economic news and generally cheered the potential pro-growth impacts of deregulation, corporate tax reform, and fiscal stimulus anticipated from a Donald Trump administration.

Within currency markets, during the year the U.S. dollar reached a 14-year high relative to the euro while increasing approximately 3.2% versus the euro by period end. The dollar also rose approximately 19.4% against the British pound, with a majority of that gain occurring after the Brexit referendum vote in late June. Meanwhile, despite the Bank of Japan’s monetary easing policy measures, the Japanese yen strengthened against most other currencies, including the dollar, which depreciated approximately –2.7% relative to the yen.

1	The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by State Farm Variable Product Trust (“Licensee”). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

In general, commodity prices were volatile throughout the year. Oil prices began January 2016 at around $37 per barrel and ranged between approximately $26 to $54/barrel during the year before ending December 2016 at around $54/barrel, an increase of approximately 45% for the 12-month period. Gold prices began the year at the period low of around $1,060 per troy ounce, reaching the period high of approximately $1,375/oz. in July before ending December 2016 at around $1,150/oz. to record an approximate 8% gain for the 12-month period.

The 12-month total return for the Index was 11.96%. The total return for the period reflected an increase of approximately 1.0% in corporate earnings per share for the Index companies, an expansion of the Index’s price/earnings valuation of approximately 8.5%, and a dividend return of approximately 2.1%.Value stocks, as represented by the Russell 1000 Value Index, produced a total return of 17.34%, outperforming growth stocks, as represented by the Russell 1000 Growth Index, which generated a total return of 7.08%.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the one-year period ended December 31, 2016, the Large Cap Equity Index Fund had a total return of 11.74% compared to an 11.96% total return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/annuities/variable-deferred-annuity/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The S&P 500 Index represents an unmanaged group of stocks, tracking the common stock performance of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. Unlike an investment in the Large Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2016, before fees and expenses that are not found within the Index. With the exception of Health Care, all of the Index’s sectors posted positive returns for the year.

Index Sector Performance

Sector	Index Weighting as of 12/31/2016	2016 Gain/Loss
Information Technology	20.8%	14%
Financials*	14.8%	23%
Health Care	13.6%	-3%
Consumer Discretionary	12.0%	6%
Industrials	10.3%	19%
Consumer Staples	9.4%	5%
Energy	7.6%	27%
Utilities	3.2%	16%
Real Estate*	2.9%	3%
Materials	2.8%	17%
Telecommunication Services	2.7%	23%

*	The Real Estate sector was added to the Global Industry Classification Standard (GICS®) structure after August 31, 2016. Gain/Loss for the Real Estate sector is calculated for the period September 1, 2016 – December 31, 2016. From the beginning of the period through August 31, 2016, Real Estate was included in the Financials sector return.

Each of the Fund’s top ten holdings recorded positive results for the period. One holding (General Electric Co.) generated a single-digit return while the other nine holdings produced double-digit gains.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2016
Apple Inc.	Information Technology	3.2%
Microsoft Corp.	Information Technology	2.5%
Exxon Mobil Corp.	Energy	1.9%
Johnson & Johnson	Health Care	1.6%
JPMorgan Chase & Co.	Financials	1.6%
Berkshire Hathaway Inc. Class B	Financials	1.6%
Amazon.com Inc.	Consumer Discretionary	1.5%
General Electric Co.	Industrials	1.4%
Facebook Inc. Class A	Information Technology	1.4%
AT&T Inc.	Telecommunication Services	1.3%

Financial highlights for this Fund can be found on page 112.

State Farm Variable Product Trust Small Cap Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Equity Index Fund (the “Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000 Index.2 The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

BlackRock Fund Advisers (“BlackRock”) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

With an Index return of 21.31%, small capitalization stocks outperformed large capitalization stocks (as represented by the Russell 1000 Index3), which generated a total return of 12.05% during the year.

Positive factors influencing U.S. equities (as represented by the S&P 500 Index) during this time included a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth —albeit modest — in U.S. Gross Domestic Product (GDP). In addition, continued low interest rates and a strong year in merger-and-acquisition activity also helped drive a rise in some individual stock prices and overall market valuations.

U.S. equities staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Also, U.S. corporate profits remained constrained early in the year, with the relative strength of the U.S. dollar continuing to provide a headwind for large-cap multi-national companies. Despite this challenging environment, the U.S. economy managed to post a 0.8% increase to GDP during the first quarter (January – March). In mid-February, stocks made an upward, albeit irregular march into early June, sustained by pockets of global economic growth, positive U.S. labor reports, improving crude oil fundamentals, and continued easy-money policy support from global central banks. During this rebound, the current U.S. bull market rally — which began in March 2009 — entered its eighth year, making it the second longest bull market in history.

Late June brought the “Brexit” surprise to the markets with the United Kingdom’s referendum vote to leave the European Union. However, U.S. equities quickly recovered from their Brexit shock, buoyed by additional signs of strength in the U.S. economy and a cautious Federal Reserve (the “Fed”). As U.S. economic growth accelerated in September — U.S. GDP would ultimately show a 3.5% increase for the third quarter (July – September) — investors upended market winners and losers. Rotating out of defensive sectors like telecommunications and utilities — whose dividend-yielding securities were sought out earlier in the year — investors moved into cyclical and growth stocks within the energy, technology and financial sectors. As the markets turned their attention to the November U.S. election, volatility returned. U.S. equities notched a nine-day losing streak in late October and into early November — their longest such slide since 1980 — as investors grew cautious heading into the U.S. election. However, after the election equities staged an uneven climb through year end as investors reacted to positive economic news and generally cheered the potential pro-growth impacts of deregulation, corporate tax reform, and fiscal stimulus anticipated from a Donald Trump administration.

Within currency markets, during the year the U.S. dollar reached a 14-year high relative to the euro while increasing approximately 3.2% versus the euro by period end. The dollar also rose approximately 19.4% against the British pound, with a majority of that gain occurring after the Brexit referendum vote in late June. Meanwhile, as a consequence of the Bank of Japan’s monetary easing policy measures, the Japanese yen strengthened against most other currencies, including the dollar, which depreciated approximately –2.7% relative to the yen.

1	Russell Investment Group (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell 2000® Index. Russell® is a trademark of Russell. The Small Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with the Russell. Russell is not responsible for and has not reviewed the Small Cap Equity Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2	The Russell 3000 Index is composed of 3000 large U.S. Companies, as determined by market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Russell 3000 Index is comprised of stocks within the Russell 1000 and the Russell 2000 Indices.

3	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

In general, commodity prices were volatile throughout the year. Oil prices began January 2016 at around $37 per barrel and ranged between approximately $26 to $54/barrel during the year before ending December 2016 at around $54/barrel, an increase of approximately 45% for the 12-month period. Gold prices began the year at the period low of around $1,060 per troy ounce, reaching the period high of approximately $1,375/oz. in July before ending December 2016 at around $1,150/oz. to record an approximate 8% gain for the 12-month period.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the one-year period ended December 31, 2016, the Small Cap Equity Index Fund had a total return of 20.96% compared to a 21.31% total return for the Russell 2000 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/annuities/variable-deferred-annuity/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The Russell 2000 Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2016, before fees and expenses that are not found within the Index. Within the Index, except for Health Care’s negative return, all sector performance was positive, as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2016	2016 Gain/Loss
Financials*	19.9%	35%
Information Technology	17.0%	24%
Industrials	14.6%	32%
Consumer Discretionary	12.6%	13%
Health Care	12.2%	-7%
Real Estate*	7.9%	23%
Materials	4.9%	48%
Energy	3.8%	28%
Utilities	3.5%	24%
Consumer Staples	3.0%	22%
Telecommunication Services	0.8%	21%

*	The Real Estate sector was added to the Global Industry Classification Standard (GICS®) structure after August 31, 2016. Gain/Loss for the Real Estate sector is calculated for the period September 1, 2016 – December 31, 2016. From the beginning of the period through August 31, 2016, Real Estate was included in the Financials sector return.

Performance for each of the Fund’s top ten holdings was positive for the year, with one holding (Advanced Micro Devices Inc.) posting a triple-digit gain, eight holdings providing double-digit total returns, and one holding (Bank of the Ozarks Inc.) delivering a single-digit gain.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2016
Advanced Micro Devices Inc.	Information Technology	0.5%
Microsemi Corp.	Information Technology	0.3%
Webster Financial Corp.	Financials	0.3%
Prosperity Bancshares Inc.	Financials	0.3%
Bank of the Ozarks Inc.	Financials	0.3%
RSP Permian Inc.	Energy	0.2%
Curtiss-Wright Corp.	Industrials	0.2%
PrivateBancorp Corp.	Financials	0.2%
Aspen Technology Inc.	Information Technology	0.2%
EMCOR Group Inc.	Industrials	0.2%

The annual reconstitution of holdings within the Russell indices occurred on June 24, 2016. For the Index, the one-time 2016 reconstitution resulted in 234 companies being added to the Index while 165 companies were removed from the Index, a turnover of 11.60%.

Financial highlights for this Fund can be found on page 113.

State Farm Variable Product Trust International Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Index Fund (the “Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the MSCI EAFE® Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore. The Fund invests primarily in a representative sample of the stocks found in the Index.

BlackRock Fund Advisors (“BlackRock”) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets (as represented by the Index) generated a total return of 1.00%, lagging the 11.96% gain produced by U.S. equity markets (as represented by the S&P 500 Index).2 Within the Index, New Zealand was the strongest performing market, rising 18.37%, while Israel finished 2016 as the weakest with a total return loss of –24.87%. Meanwhile Japan, the largest country weighting in the Index, gained 2.38%.

International equities staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. However, those fears eased somewhat beginning in late winter as investors reacted to improving crude oil fundamentals, pockets of economic growth around the world, and continued easy-money policy support from global central banks. During this time, the European Central Bank (ECB) announced, among other actions, that it would increase its fixed income asset purchases, while the Bank of Japan subsequently followed the ECB’s lead in moving toward a negative deposit rate. This central bank activity helped provide a generally supportive environment for international equities, encouraging investors to seek returns in relatively riskier assets.

Late June brought the “Brexit” surprise, with international stocks tumbling as a result of the United Kingdom’s referendum vote to leave the European Union. Global equities quickly recovered from their Brexit shock though, making an uneven climb from late June through early September. However, later that month the ECB announced it would not add to its existing stimulus measures, which contributed to the Index declining as investors grew concerned about the willingness and ability of central banks to continue providing market support through their quantitative easing programs.

Lingering global economic growth concerns and uncertainty heading into the U.S. presidential election helped push international equities generally lower into November. However, post-election signs of an accelerating U.S. economy combined with the potential pro-growth policies anticipated from a Donald Trump administration spurred reflationary expectations not only in the U.S. but abroad. As a result, beginning in mid-November international stocks staged an uneven climb to finish positive for the year.

Within currency markets, during the year the U.S. dollar reached a 14-year high relative to the euro while increasing approximately 3.2% versus the euro by period end. The dollar also rose approximately 19.4% against the British pound, with a majority of that gain occurring after the Brexit referendum vote in late June. Meanwhile, despite the Bank of Japan’s monetary easing policy measures, the Japanese yen strengthened against most other currencies, including the dollar, which depreciated approximately –2.7% relative to the yen.

In general, commodity prices were volatile throughout the year. Oil prices began January 2016 at around $37 per barrel and ranged between approximately $26 to $54/barrel during the year before ending December 2016 at around $54/barrel, an increase of approximately 45% for the 12-month period. Gold prices began the year at the period low of around $1,060 per troy ounce, reaching the period high of approximately $1,375/oz. in July before ending December 2016 at around $1,150/oz. to record an approximate 8% gain for the 12-month period.

1	The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Variable Product Trust (the “Trust”). The International Equity Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

2	All performance information included in this discussion is reported in U.S. dollar terms.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 10 other countries, each of which represents less than 2.00% of net assets.

How did the Fund perform during the reporting period?

For the one-year period ended December 31, 2016, the International Equity Index Fund had a total return of 0.90% compared to a 1.00% total return for the MSCI EAFE Free Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/annuities/variable-deferred-annuity/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The MSCI Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, Israel, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2016, before fees and expenses that are not found within the Index. Within the Index, five of the eleven industry sectors produced gains as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2016	2016 Gain/Loss
Financials*	21.2%	1%
Industrials	14.0%	7%
Consumer Discretionary	12.5%	-1%
Consumer Staples	11.2%	-3%
Health Care	10.7%	-12%
Materials	7.9%	24%
Information Technology	5.5%	4%
Energy	5.5%	27%
Telecommunication Services	4.5%	-7%
Real Estate*	3.7%	-7%
Utilities	3.4%	-5%

*	The Real Estate sector was added to the Global Industry Classification Standard (GICS®) structure after August 31, 2016. Gain/Loss for the Real Estate sector is calculated for the period September 1, 2016 – December 31, 2016. From the beginning of the period through August 31, 2016, Real Estate was included in the Financials sector return.

Of the top ten countries (by weight) in the Index, seven generated positive returns in 2016 as illustrated below.

Top 10 Countries

Country	Index Weighting as of 12/31/2016	2016 Gain/Loss
Japan	24.1%	2%
United Kingdom	18.3%	0%
France	10.2%	5%
Germany	9.3%	3%
Switzerland	8.7%	-5%
Australia	7.4%	11%
Netherlands	3.3%	5%
Hong Kong	3.3%	2%
Spain	3.1%	-1%
Sweden	2.8%	1%

Among the Fund’s ten largest holdings as of December 31, 2016, performance was mostly positive for the reporting period, with eight of the ten holdings posting gains. Royal Dutch Shell PLC Class B was the best performer among the top ten holdings, generating a double-digit total return, while Novartis AG Reg. was the worst performer among the top ten holdings, recording a double-digit loss.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2016
Nestle SA Reg.	Consumer Staples	1.8%
Novartis AG Reg.	Health Care	1.3%
HSBC Holdings PLC	Financials	1.3%
Roche Holding AG	Health Care	1.3%
Toyota Motor Corp.	Consumer Discretionary	1.3%
Royal Dutch Shell PLC Class A	Energy	1.0%
BP PLC	Energy	1.0%
Total SA	Energy	0.9%
Royal Dutch Shell PLC Class B	Energy	0.9%
British American Tobacco PLC	Consumer Staples	0.9%

Financial highlights for this Fund can be found on page 114.

State Farm Variable Product Trust Stock and Bond Balanced Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Stock and Bond Balanced Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in the Variable Product Trust Large Cap Equity Index Fund (the “Large Cap Equity Index Fund”) and the Variable Product Trust Bond Fund (the “Bond Fund”, and together with the Large Cap Equity Index Fund, an “Underlying Fund”). We strive to maintain an investment mix of approximately 60% of assets in the Large Cap Equity Index Fund and 40% of assets in the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either Underlying Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Large Cap Equity Index Fund and the Bond Fund in addition to the commentary provided here.

During 2016, total returns were positive for both U.S. equity and fixed income markets. Factors influencing markets during this time included a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth — albeit modest — in U.S. Gross Domestic Product (GDP). In addition, continued low interest rates and a strong year in merger-and-acquisition activity also helped drive a rise in some individual stock prices and overall equity market valuations.

U.S. equities (as represented by the S&P 500 Index) staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Also, U.S. corporate profits remained constrained early in the year, with the relative strength of the U.S. dollar continuing to provide a headwind for large-cap multi-national companies. Despite this challenging environment, the U.S. economy managed to post a 0.8% increase to GDP during the first quarter (January – March). In mid-February, stocks made an upward, albeit irregular march into early June, sustained by pockets of global economic growth, positive U.S. labor reports, improving crude oil fundamentals, and continued easy-money policy support from global central banks. During this rebound, the current U.S. bull market rally — which began in March 2009 — entered its eighth year, making it the second longest bull market in history.

Late June brought the “Brexit” surprise to the markets with the United Kingdom’s referendum vote to leave the European Union. However, U.S. equities quickly recovered from their Brexit shock, buoyed by additional signs of strength in the U.S. economy and a cautious Federal Reserve (the “Fed”). As U.S. economic growth accelerated in September — U.S. GDP would ultimately show a 3.5% increase for the third quarter (July – September) — investors upended market winners and losers. Rotating out of defensive sectors like telecommunications and utilities — whose dividend-yielding securities were sought out earlier in the year — investors moved into cyclical and growth stocks within the energy, technology and financial sectors. As the markets turned their attention to the November U.S. election, volatility returned. The S&P 500 Index notched a nine-day losing streak in late October and into early November —its longest such slide since 1980 — as investors grew cautious heading into the U.S. election. However, following the election equities staged an uneven climb through year-end as investors reacted to positive economic news and generally cheered the potential pro-growth impacts of deregulation, corporate tax reform, and fiscal stimulus anticipated from a Donald Trump administration.

The 12-month total return for the S&P 500 Index was 11.96%, reflecting an increase of approximately 1.0% in corporate earnings per share for the index companies, an expansion of the index’s price/earnings valuation of approximately 8.5%, and a dividend return of approximately 2.1%.Value stocks, as represented by the Russell 1000 Value Index, generated a total return of 17.34% to outperform growth stocks, as represented by the Russell 1000 Growth Index, which gained 7.08% for the one-year.

Within currency markets, during the year the U.S. dollar reached a 14-year high relative to the euro while increasing approximately 3.2% versus the euro by period end. The dollar also rose approximately 19.4% against the British pound, with a majority of that gain occurring after the Brexit referendum vote in late June. Meanwhile, despite the Bank of Japan’s monetary easing policy measures, the Japanese yen strengthened against most other currencies, including the dollar, which depreciated approximately –2.7% relative to the yen. In general, commodity prices were volatile throughout the year. Oil prices began January 2016 at around $37 per barrel and ranged between approximately $26 to $54/barrel during the year before ending December 2016 at around $54/barrel, an increase of approximately 45% for the 12-month period. Gold prices began the year at the period low of around $1,060 per troy ounce, reaching the period high of approximately $1,375/oz. in July before ending December 2016 at around $1,150/oz. to record an approximate 8% gain for the 12-month period.

During the year, the European Central Bank and other major global central banks continued or even increased their monetary stimulus measures. This quantitative easing activity — as well as the June Brexit referendum vote — helped move government bond yields in Germany, Japan, the U.K. and elsewhere to all-time lows. As a result, foreign investors maintained their strong demand for U.S. fixed income securities through the first half of the period. However, during the second half of the year, signs of an accelerating U.S. economy — as well as investors’ anticipation of the potential pro-growth Trump policies — brought an increase in interest rates. The resulting decrease in some bond prices, though, was offset by bond coupon income and among major indices, the Bloomberg Barclays U.S. Intermediate Government/Credit Index (the “Index”) recorded a gain of 2.08%. For the year ended December 31, 2016, corporate bonds in the Index gained 4.04% compared to the 1.06% total return delivered by U.S. Treasuries. Industrial bonds led among corporate bond sectors within the Index, generating a 4.64% return for the year, followed by utility and financial institution bonds that recorded gains of 3.46% and 3.16%, respectively. From a credit quality standpoint within the Index, lower quality generally outperformed higher quality during the year. Baa-rated securities finished with a 5.42% total return while A-, Aa- and Aaa-rated bonds generated gains of 2.95%, 1.94% and 1.06%, respectively. Similarly, among intermediate corporate bonds within the Index, Baa-rated securities led with a total return of 5.45% for the year, while A-, Aa- and Aaa-rated bonds recorded gains of 2.95%, 2.34% and 1.84%, respectively.1

Two-year and 10-year U.S. Treasury yields generally declined through early February as investors reacted to the early-period global growth concerns. Those particular Treasury yields subsequently made a series of up-and-down movements into June on changing views of inflation expectations, before declining in early July following the Brexit vote. While the U.K.’s referendum vote and continued global easy monetary policy had the effect of keeping U.S. Treasury yields in check, from those early-July period lows, investors pushed the 2-year and 10-year yields through uneven climbs through the U.S. election day (November 8, 2016). Those yields jumped the following day and subsequently set period highs later in November and into December, as investors generally welcomed the potential pro-growth impacts anticipated from a Trump presidency and digested strong third-quarter U.S. economic data and signs of higher inflation. After starting January 2016 at 2.27%, 10-year yields set a new record low of 1.37% in early July before reaching a period high of 2.60% on December 16, 2016, and eventually closing out the fiscal year at 2.45%. Two-year U.S. Treasury yields began the period at 1.06%, realized a period low of 0.56% in July and period high of 1.29% in December, and finished the year at 1.20%.

Coming on the heels of the Fed’s first interest rate hike since 2006 — a 0.25% increase in December 2015 — 3-month U.S. Treasury yields began January 2016 at 0.16%, their lowest point for the one-year period. After climbing to no higher than 0.36% through the first eight months of the year, 3-month Treasury yields jumped over 30 basis points from mid-September through mid-November, as investors responded to signals from the Fed that it would initiate another rate increase in December 2016. Consequently, when the Fed did move forward on another interest rate hike in December, the impact to short-term yields was relatively muted. After establishing a period high of 0.55% in mid-November and then again in December, 3-month Treasury yields settled down to close out the year at 0.51%.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by type of security and based on total net assets as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

1	Source: Barclays Live

How did the Fund perform during the reporting period?

For the year, the Stock and Bond Balanced Fund had a total return of 7.90%. Because of the nature of the Fund (it invests solely in shares of two Underlying Funds), a blended benchmark is used for comparison purposes. The blended benchmark is a combination of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the blended benchmark was 8.06% for the one-year period ended December 31, 2016. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/annuities/variable-deferred-annuity/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	See footnotes for the Large Cap Equity Index Fund and the Bond Fund for descriptions of indices.

**	State Farm Investment Management Corp. computes the Blended Benchmark by using 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Intermediate Government/Credit Index. The S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government/Credit Index and the Blended Benchmark represent unmanaged groups or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, a theoretical investment in the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Stock and Bond Balanced Fund invests solely in shares of the Underlying Funds – the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. For the year, the Large Cap Equity Index Fund and the Bond Fund returned 11.74% and 2.08% after expenses, respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The Large Cap Equity Index Fund satisfactorily tracked the total return of the S&P 500 Index in 2016, before fees and expenses that are not found within the S&P 500 Index. With the exception of Health Care, all of the sectors within the S&P 500 Index posted positive returns for the year.

S&P 500 Index Sector Performance

Sector	S&P 500 Index Weighting as of 12/31/2016	2016 Gain/Loss
Information Technology	20.8%	14%
Financials*	14.8%	23%
Health Care	13.6%	-3%
Consumer Discretionary	12.0%	6%
Industrials	10.3%	19%
Consumer Staples	9.4%	5%
Energy	7.6%	27%
Utilities	3.2%	16%
Real Estate*	2.9%	3%
Materials	2.8%	17%
Telecommunication Services	2.7%	23%

*	The Real Estate sector was added to the Global Industry Classification Standard (GICS®) structure after August 31, 2016. Gain/Loss for the Real Estate sector is calculated for the period September 1, 2016 – December 31, 2016. From the beginning of the period through August 31, 2016, Real Estate was included in the Financials sector return.

Each of the Large Cap Equity Index Fund’s top ten holdings recorded positive results for the period. One holding (General Electric Co.) generated a single-digit return while the other nine holdings produced double-digit gains.

Top 10 Holdings

Security	Sector	% of the Large Cap Equity Index Fund Net Assets as of 12/31/2016
Apple Inc.	Information Technology	3.2%
Microsoft Corp.	Information Technology	2.5%
Exxon Mobil Corp.	Energy	1.9%
Johnson & Johnson	Health Care	1.6%
JPMorgan Chase & Co.	Financials	1.6%
Berkshire Hathaway Inc. Class B	Financials	1.6%
Amazon.com Inc.	Consumer Discretionary	1.5%
General Electric Co.	Industrials	1.4%
Facebook Inc. Class A	Information Technology	1.4%
AT&T Inc.	Telecommunication Services	1.3%

Fixed Income portion of the Fund (approximately 40% throughout the period)

Both corporate bonds and U.S. Treasuries generated gains in the Bond Fund for the year ended December 31, 2016, with both security types recording low-single digit total returns. On an absolute return basis — considering both allocation and total return — the greatest contribution to Bond Fund performance during the year came from the Bond Fund’s corporate bonds component.

When comparing the Bond Fund’s total return to the Index for the one-year reporting period, total returns for U.S. Treasuries within the Bond Fund were higher than total returns for Treasuries within the Index, while total returns for corporate bonds within the Bond Fund were lower than total returns for corporate bonds within the Index. However, the Bond Fund’s higher allocation than the Index to corporate bonds — which was the security type in the Bond Fund and the Index with the highest total return during the year —helped provide the greatest contribution to the Bond Fund’s performance relative to the Index. Meanwhile, the Bond Fund’s allocation to low-yielding cash throughout the period negatively impacted its performance versus the Index for the one-year reporting period.

The option-adjusted duration of the Bond Fund stood at approximately 3.91 years at the end of 2016, up from 3.71 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this Fund can be found on page 115.

State Farm Variable Product Trust Bond Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

State Farm Investment Management Corp. manages the Bond Fund (the “Fund”) in a manner that seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the one-year period ended December 31, 2016, U.S. fixed income markets were impacted by many factors, including: a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth — albeit modest — in U.S. Gross Domestic Product (GDP). In early 2016, plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Consequently, the European Central Bank and other major foreign central banks continued or even increased their existing monetary stimulus measures. This quantitative easing activity — as well as the June “Brexit” surprise of the United Kingdom’s (U.K.) referendum vote to leave the European Union —helped move government bond yields in Germany, Japan, the U.K. and elsewhere to all-time lows.

As a result, foreign investors maintained their strong demand for U.S. fixed income issuances into the second half of the period as they sought relatively higher yields. In early July, U.S. Treasury yields charted new record lows, due in part to this increased foreign demand. However, signs of accelerating U.S. economic growth — U.S. GDP would ultimately show a 3.5% increase for the third quarter (July – September) — would make those record lows short-lived. The improving U.S. economy, combined with the potential pro-growth policies anticipated from a Donald Trump administration brought an increase in interest rates during the latter half of the fiscal year. The resulting decrease in some bond prices, though, were offset by bond coupon income and among major indices the Bloomberg Barclays U.S. Intermediate Government/Credit Index (the “Index”) recorded a total return of 2.08%.

Two-year and 10-year U.S. Treasury yields generally declined through early February as investors reacted to the early-period global growth concerns. Those particular Treasury yields subsequently made a series of up-and-down movements into June on changing views of inflation expectations, before declining in early July following the Brexit vote. While the U.K.’s referendum vote and continued global easy monetary policy had the effect of keeping U.S. Treasury yields in check, from those early-July period lows, investors pushed the 2-year and 10-year yields through uneven climbs through the U.S. election day (November 8, 2016). Those yields jumped the following day and subsequently set period highs later in November and into December, as investors generally welcomed the potential pro-growth impacts anticipated from a Trump presidency and digested strong third-quarter U.S. economic data and signs of higher inflation. After starting January 2016 at 2.27%, 10-year yields set a new record low of 1.37% in early July before reaching a period high of 2.60% on December 16, 2016, and eventually closing out the fiscal year at 2.45%. Two-year U.S. Treasury yields began the period at 1.06%, realized a period low of 0.56% in July and period high of 1.29% in December, and finished the year at 1.20%.

Coming on the heels of the Fed’s first interest rate hike since 2006 — a 0.25% increase in December 2015 — 3-month U.S. Treasury yields began January 2016 at 0.16%, their lowest point for the one-year period. After climbing to no higher than 0.36% through the first eight months of the year, 3-month Treasury yields jumped over 30 basis points from mid-September through mid-November, as investors responded to signals from the Fed that it would initiate another rate increase in December 2016. Consequently, when the Fed did move forward on another interest rate hike in December, the impact to short-term yields was relatively muted. After establishing a period high of 0.55% in mid-November and then again in December, 3-month Treasury yields settled down to close out the year at 0.51%.

Overall, for the year ended December 31, 2016, intermediate corporate bonds outperformed intermediate U.S. Treasuries. During the period, corporate bonds in the Index gained 4.04% compared to the 1.06% total return delivered by U.S. Treasuries. Industrial bonds led among corporate bond sectors within the Index, generating a 4.64% return for the year, followed by utility and financial institution bonds that recorded gains of 3.46% and 3.16%, respectively.

From a credit quality standpoint within the Index, lower quality generally outperformed higher quality during the year. Baa-rated securities finished with a 5.42% total return while A-, Aa-, and Aaa-rated bonds generated gains of 2.95%, 1.94%, and 1.06%, respectively. Similarly, among intermediate corporate bonds within the Index, Baa-rated securities led with a total return of 5.45% for the year, while A-, Aa-, and Aaa-rated bonds recorded gains of 2.95%, 2.34% and 1.84%, respectively.1

1	Source: Barclays Live

Provide an illustration of the Fund’s investments.

Provided below is the security type allocation of the Bond Fund as of December 31, 2016, along with the security type allocation of the Bloomberg Barclays U.S. Intermediate Government/Credit Index for comparison.

Security Type Allocation: Bond Fund

compared to the Bloomberg Barclays U.S. Intermediate Govt/Credit Index

(unaudited)*

Security Type	Bond Fund Allocation	Bloomberg Barclays U.S. Intermediate Govt/Credit Index Allocation
Corporate Bonds	73.23%	32.83%
U.S. Treasury Obligations	24.01%	56.16%
Other Bonds	0.00%	11.01%
Short-term Investments and Other Assets, Net of Liabilities	2.76%	0.00%

Totals	100.00%	100.00%

*	Illustrated by type of security and based on total net assets for the Fund and total securities for the Index as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the one-year period ended December 31, 2016, both the Bond Fund and the Bloomberg Barclays U.S. Intermediate Government/Credit Index posted similar total returns of 2.08%. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/annuities/variable-deferred-annuity/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The Bloomberg Barclays U.S. Intermediate Government/Credit Index is a market value-weighted index of government and investment-grade corporate fixed-rate public debt issues with maturities from 1 up to (but not including) 10 years. The Bloomberg Barclays U.S. Intermediate Government/Credit Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Both corporate bonds and U.S. Treasuries generated gains in the Fund for the year ended December 31, 2016, with both security types recording low-single digit total returns. On an absolute return basis — considering both allocation and total return — the greatest contribution to Fund performance during the year came from the Fund’s corporate bonds component.

When comparing the Fund’s total return to the Index for the one-year reporting period, total returns for U.S. Treasuries within the Fund were higher than total returns for Treasuries within the Index, while total returns for corporate bonds within the Fund were lower than total returns for corporate bonds within the Index. However, the Fund’s higher allocation than the Index to corporate bonds — which was the security type in the Fund and the Index with the highest total return during the year — helped provide the greatest contribution to the Fund’s performance relative to the Index. Meanwhile, the Fund’s allocation to low-yielding cash throughout the period negatively impacted the Fund’s performance versus the Index for the one-year reporting period.

The option-adjusted duration of the Fund stood at approximately 3.91 years at the end of 2016, up from 3.71 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this Fund can be found on page 116.

State Farm Variable Product Trust Money Market Fund

Management’s Discussion (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective primarily by investing in:

•	Debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities,

•	Cash, and

•	Repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by type of security and based on total net assets as of December 31, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on page 117.

The performance figures for the Funds on the preceding pages reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and fund-level expenses, but not contract-level charges. If contract-level charges were reflected, the performance quoted would be significantly lower than shown.

Expense Example (unaudited)1

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio Based on the Period July 1, 2016 to December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016[2]
Large Cap Equity Fund
Actual	1,000.00	1,068.58	0.70%	3.64
Hypothetical (5% return before expenses)	1,000.00	1,021.62	0.70%	3.56
Small/Mid Cap Equity Fund
Actual	1,000.00	1,122.85	0.90%	4.80
Hypothetical (5% return before expenses)	1,000.00	1,020.61	0.90%	4.57
International Equity Fund
Actual	1,000.00	987.04	1.00%	4.99
Hypothetical (5% return before expenses)	1,000.00	1,020.11	1.00%	5.08
Large Cap Equity Index Fund
Actual	1,000.00	1,077.28	0.15%	0.78
Hypothetical (5% return before expenses)	1,000.00	1,024.38	0.15%	0.76
Small Cap Equity Index Fund
Actual	1,000.00	1,184.47	0.22%	1.21
Hypothetical (5% return before expenses)	1,000.00	1,024.03	0.22%	1.12
International Equity Index Fund
Actual	1,000.00	1,044.97	0.27%	1.39
Hypothetical (5% return before expenses)	1,000.00	1,023.78	0.27%	1.37
Stock and Bond Balanced Fund[3]
Actual	1,000.00	1,038.26	0.00%	0.00
Hypothetical (5% return before expenses)	1,000.00	1,025.14	0.00%	0.00

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio Based on the Period July 1, 2016 to December 31, 2016	Expenses Paid During Period July 1, 2016 to December 31, 2016[2]
Bond Fund
Actual	1,000.00	979.98	0.59%	2.94
Hypothetical (5% return before expenses)	1,000.00	1,022.17	0.59%	3.00
Money Market Fund
Actual	1,000.00	1,000.51	0.24%	1.21
Hypothetical (5% return before expenses)	1,000.00	1,023.93	0.24%	1.22

1	This expense example reflects only the underlying Fund fees. As an owner of an interest in an Account you do not directly own shares of an underlying Fund. Instead, you allocate premiums to a subaccount of the Account and the subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. Your ownership interest in an Account also is subject to contract level fees and expenses that are not included in this expense example.

2	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

3	The expense examples do not reflect acquired fund fees and expenses.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Common Stocks (98.08%)
Consumer Discretionary (13.02%)
Amazon.com Inc. (a)	500	$374,935
AutoZone Inc. (a)	500	394,895
CBS Corp. Class B	5,700	362,634
Comcast Corp. Class A	9,550	659,428
Darden Restaurants Inc.	4,700	341,784
Foot Locker Inc.	5,200	368,628
Home Depot Inc., The	9,700	1,300,576
L Brands Inc.	4,000	263,360
Lear Corp.	2,800	370,636
Lowe’s Companies Inc.	4,800	341,376
Michael Kors Holdings Ltd. (a)	7,400	318,052
Netflix Inc. (a)	3,200	396,160
NIKE Inc. Class B	5,100	259,233
Omnicom Group Inc.	3,800	323,418
O’Reilly Automotive Inc. (a)	2,600	723,866
Scripps Networks Interactive Class A	4,400	314,028
Skechers U.S. A. Inc. Class A (a)	10,000	245,800
Ulta Salon, Cosmetics & Fragrance Inc. (a)	1,700	433,398
Under Armour Inc. Class A (a)	5,800	168,490
Under Armour Inc. Class C (a)	5,841	147,018
VF Corp.	11,475	612,191

		8,719,906

Consumer Staples (10.77%)
Clorox Co., The	2,400	288,048
Colgate-Palmolive Co.	14,300	935,792
Constellation Brands Inc. Class A	2,900	444,599
CVS Health Corp.	8,400	662,844
Dr Pepper Snapple Group Inc.	7,800	707,226
Estee Lauder Companies Inc. Class A, The	1,700	130,033
General Mills Inc.	11,200	691,824
Hershey Co., The	3,800	393,034
Kellogg Co.	4,100	302,211
Kroger Co., The	13,000	448,630
McCormick & Company Inc.	7,100	662,643
PepsiCo Inc.	10,100	1,056,763
Sysco Corp.	8,800	487,256

		7,210,903

Energy (6.09%)
Chevron Corp.	6,400	753,280
Continental Resources Inc. (a)	5,100	262,854
EOG Resources Inc.	7,400	748,140
EQT Corp.	4,900	320,460
Exxon Mobil Corp.	9,500	857,470
ONEOK Inc.	6,700	384,647
Schlumberger Ltd.	6,200	520,490
Tesoro Corp.	2,600	227,370

		4,074,711

Financials (12.54%)
Allstate Corp., The	9,500	704,140
Ally Financial Inc.	15,700	298,614
American International Group Inc.	12,300	803,313

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Bank of America Corp.	53,100	$1,173,510
BB&T Corp.	7,300	343,246
Chubb Ltd.	5,200	687,024
Discover Financial Services	5,400	389,286
Intercontinental Exchange Inc.	11,500	648,830
JPMorgan Chase & Co.	14,000	1,208,060
Lincoln National Corp.	6,000	397,620
Reinsurance Group of America Inc.	2,100	264,243
Santander Consumer USA Holdings Inc. (a)	18,400	248,400
Wells Fargo & Co.	22,325	1,230,331

		8,396,617

Health Care (13.75%)
Abbott Laboratories	21,300	818,133
Aetna Inc.	8,500	1,054,085
Align Technology Inc. (a)	3,800	365,294
Becton, Dickinson and Co.	3,700	612,535
Cardinal Health Inc.	4,300	309,471
Cigna Corp.	4,700	626,933
DexCom Inc. (a)	3,900	232,830
Edwards Lifesciences Corp. (a)	6,200	580,940
Gilead Sciences Inc.	5,800	415,338
HCA Holdings Inc. (a)	5,100	377,502
Henry Schein Inc. (a)	2,000	303,420
IDEXX Laboratories Inc. (a)	3,400	398,718
Intuitive Surgical Inc. (a)	400	253,668
Ionis Pharmaceuticals Inc. (a)	7,500	358,725
Johnson & Johnson	12,300	1,417,083
McKesson Corp.	1,800	252,810
Mettler-Toledo International Inc. (a)	900	376,704
UnitedHealth Group Inc.	2,800	448,112

		9,202,301

Industrials (11.85%)
American Airlines Group Inc.	7,100	331,499
Boeing Co., The	4,500	700,560
Delta Air Lines Inc.	7,800	383,682
FedEx Corp.	3,500	651,700
General Dynamics Corp.	3,950	682,007
Honeywell International Inc.	5,800	671,930
Huntington Ingalls Industries Inc.	2,000	368,380
Illinois Tool Works Inc.	3,500	428,610
Lockheed Martin Corp.	1,900	474,886
Nielsen Holdings PLC	6,700	281,065
Southwest Airlines Co.	13,300	662,872
Spirit AeroSystems Holdings Class A	6,500	379,275
Union Pacific Corp.	10,000	1,036,800
United Continental Holdings Inc. (a)	6,100	444,568
United Rentals Inc. (a)	4,100	432,878

		7,930,712

Information Technology (21.00%)
Accenture PLC Class A	3,300	386,529
Alliance Data Systems Corp.	4,300	982,550

See accompanying notes to financial statements.	39

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Alphabet Inc. Class C (a)	500	$385,910
Amdocs Ltd.	11,300	658,225
Automatic Data Processing Inc.	4,200	431,676
Booz Allen Hamilton Holding Corp.	18,661	673,102
Broadridge Financial Solutions Inc.	5,800	384,540
Cadence Design Systems Inc. (a)	16,600	418,652
CDW Corp. of Delaware	9,400	489,646
Electronic Arts Inc. (a)	7,100	559,196
F5 Networks Inc. (a)	3,200	463,104
Facebook Inc. Class A (a)	2,700	310,635
Fiserv Inc. (a)	3,200	340,096
Jack Henry & Associates Inc.	5,200	461,656
Juniper Networks Inc.	11,900	336,294
Lam Research Corp.	7,600	803,548
Micron Technology Inc. (a)	17,800	390,176
Microsoft Corp.	11,900	739,466
NVIDIA Corp.	8,700	928,638
Oracle Corp.	16,000	615,200
PayPal Holdings Inc. (a)	16,400	647,308
QUALCOMM Inc.	6,200	404,240
Skyworks Solutions Inc.	6,100	455,426
Splunk Inc. (a)	5,600	286,440
Texas Instruments Inc.	15,700	1,145,629
Zillow Group Inc. Class C (a)	9,900	361,053

		14,058,935

Materials (2.03%)
LyondellBasell Industries NV Class A	3,900	334,542
Sherwin-Williams Co., The	2,525	678,568
Southern Copper Corp.	10,800	344,952

		1,358,062

Real Estate (2.77%)
Digital Realty Trust Inc.	2,900	284,954
Public Storage	4,075	910,762
Simon Property Group Inc.	3,700	657,380

		1,853,096

Telecommunication Services (2.24%)
AT&T Inc.	24,750	1,052,618
T-Mobile US Inc. (a)	7,800	448,578

		1,501,196

	Shares	Value
Common Stocks (Cont.)
Utilities (2.02%)
NextEra Energy Inc.	5,600	$668,976
WEC Energy Group Inc.	11,700	686,205

		1,355,181

Total Common Stocks
(cost $56,756,859)		65,661,620

Short-term Investments (2.70%)
JPMorgan U.S. Government Money Market Fund Capital Shares	1,806,310	1,806,310

Total Short-term Investments
(cost $1,806,310)		1,806,310

TOTAL INVESTMENTS (100.78%)
(cost $58,563,169)		67,467,930
LIABILITIES, NET OF OTHER ASSETS (-0.78%)		(521,539)

NET ASSETS (100.00%)		$66,946,391

(a)	Non-income producing security.

40	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Common Stocks (97.70%)
Consumer Discretionary (11.12%)
American Axle & Manufacturing Holdings Inc. (a)	20,000	$386,000
Brunswick Corp.	6,230	339,784
Burlington Stores Inc. (a)	2,350	199,162
Carter’s Inc.	1,940	167,597
Container Store Group Inc., The (a)	34,500	219,075
Cooper Tire & Rubber Co.	8,300	322,455
Cooper-Standard Holdings Inc. (a)	4,300	444,534
Dollar Tree Inc. (a)	5,840	450,731
Fossil Group Inc. (a)	11,700	302,562
LGI Homes Inc. (a)	13,100	376,363
Live Nation Entertainment Inc. (a)	9,770	259,882
Mohawk Industries Inc. (a)	3,860	770,765
Newell Brands Inc.	9,250	413,012
Office Depot Inc.	84,900	383,748
PVH Corp.	2,500	225,600
Stage Stores Inc.	16,300	71,231
Standard Motor Products Inc.	7,100	377,862
Tailored Brands Inc.	19,400	495,670
Thor Industries Inc.	4,160	416,208
Time Inc.	19,200	342,720
Tractor Supply Co.	3,490	264,577
Ulta Salon, Cosmetics & Fragrance Inc. (a)	1,040	265,138

		7,494,676

Consumer Staples (6.45%)
Casey’s General Stores Inc.	3,200	380,416
Central Garden & Pet Co. Class A (a)	22,700	701,430
Constellation Brands Inc. Class A	2,200	337,282
Fresh Del Monte Produce Inc.	5,400	327,402
Omega Protein Corp. (a)	17,000	425,850
Pinnacle Foods Inc.	9,730	520,069
Sanderson Farms Inc.	4,600	433,504
Snyder’s-Lance Inc.	14,430	553,246
Spectrum Brands Holdings Inc.	2,440	298,485
SUPERVALU Inc. (a)	79,400	370,798

		4,348,482

Energy (5.14%)
Alon USA Energy Inc.	20,100	228,738
Concho Resources Inc. (a)	2,020	267,852
Continental Resources Inc. (a)	3,550	182,967
Devon Energy Corp.	9,020	411,943
Diamondback Energy Inc. (a)	2,750	277,915
Newfield Exploration Co. (a)	9,710	393,255
Renewable Energy Group Inc. (a)	30,600	296,820
Sanchez Energy Corp. (a)	35,700	322,371
Scorpio Tankers Inc.	56,600	256,398
Ship Finance International Ltd.	21,400	317,790
Western Refining Inc.	13,500	510,975

		3,467,024

Financials (21.47%)
American Equity Investment Life Holding Co.	23,200	522,928

	Shares	Value
Common Stocks (Cont.)
Financials (cont.)
Argo Group International Holdings Ltd.	7,040	$463,936
Banco Latinoamericano de Comercio Exterior SA	12,300	362,112
Bank of the Ozarks Inc.	8,850	465,422
Beneficial Bancorp Inc.	22,100	406,640
Capital Bank Financial Corp.
Class A	10,200	400,350
Capitol Federal Financial Inc.	25,400	418,084
Chemical Financial Corp.	3,331	180,440
Clifton Bancorp Inc.	24,200	409,464
East West Bancorp Inc.	7,790	395,966
Employers Holdings Inc.	10,100	399,960
Enstar Group Ltd. (a)	1,800	355,860
FCB Financial Holdings Inc. Class A (a)	10,500	500,850
First BanCorp (a)	50,000	330,500
First Republic Bank	5,010	461,621
Heartland Financial USA Inc.	6,700	321,600
Intercontinental Exchange Inc.	7,950	448,539
Investors Bancorp Inc.	29,500	411,525
Kearny Financial Corp.	23,900	371,645
KeyCorp	24,490	447,432
National Western Life Group Inc. Class A	1,500	466,200
Navigators Group Inc., The	4,500	529,875
Nelnet Inc. Class A	9,100	461,825
Northwest Bancshares Inc.	29,300	528,279
Ocwen Financial Corp. (a)	72,500	390,775
Old Republic International Corp.	14,440	274,360
OneBeacon Insurance Group Ltd. Class A	26,200	420,510
PrivateBancorp Inc.	7,800	422,682
Progressive Corp., The	11,450	406,475
Provident Financial Services Inc.	15,300	432,990
Raymond James Financial Inc.	4,570	316,564
Safety Insurance Group Inc.	5,200	383,240
Selective Insurance Group Inc.	14,000	602,700
Signature Bank (a)	910	136,682
Western Alliance Bancorp (a)	12,880	627,385

		14,475,416

Health Care (5.26%)
Acadia Healthcare Company Inc. (a)	6,560	217,135
Dentsply Sirona Inc.	4,680	270,176
LHC Group Inc. (a)	6,700	306,190
NuVasive Inc. (a)	8,150	548,984
Perrigo Co. PLC	4,670	388,684
PRA Health Sciences Inc. (a)	4,530	249,694
Teleflex Inc.	2,580	415,767
Triple-S Management Corp. Class B (a)	15,900	329,130

See accompanying notes to financial statements.	41

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Health Care (cont.)
Universal Health Services Inc. Class B	3,070	$326,587
VCA Inc. (a)	2,800	192,220
Wright Medical Group NV (a)	13,020	299,200

		3,543,767

Industrials (15.91%)
A.O. Smith Corp.	13,750	651,063
ABM Industries Inc.	10,100	412,484
Acco Brands Corp. (a)	34,200	446,310
Acuity Brands Inc.	1,520	350,907
AMETEK Inc.	6,100	296,460
Astec Industries Inc.	5,500	371,030
Comfort Systems USA Inc.	10,400	346,320
Douglas Dynamics Inc.	12,000	403,800
Fortive Corp.	7,310	392,035
GATX Corp.	9,600	591,168
General Cable Corp.	13,100	249,555
Gibraltar Industries Inc. (a)	4,600	191,590
Greenbrier Companies Inc., The	9,600	398,880
JetBlue Airways Corp. (a)	9,250	207,385
Kansas City Southern	2,910	246,914
Kratos Defense & Security Solutions Inc. (a)	42,800	316,720
Lennox International Inc.	2,390	366,076
Middleby Corp., The (a)	4,500	579,645
Orion Group Holdings Inc. (a)	26,500	263,675
Oshkosh Corp.	6,220	401,874
Quanta Services Inc. (a)	13,210	460,369
Rush Enterprises Inc. Class A (a)	6,800	216,920
SkyWest Inc.	19,900	725,355
Snap-on Inc.	1,690	289,446
Supreme Industries Inc. Class A	17,300	271,610
Tetra Tech Inc.	9,560	412,514
Textainer Group Holdings Ltd.	18,100	134,845
UniFirst Corp.	2,700	387,855
Waste Connections Inc.	4,380	344,224

		10,727,029

Information Technology (14.92%)
Advanced Micro Devices Inc. (a)	65,400	741,636
Benchmark Electronics Inc. (a)	13,400	408,700
Cadence Design Systems Inc. (a)	8,130	205,039
CoStar Group Inc. (a)	2,920	550,391
Eastman Kodak Co. (a)	9,800	151,900
Euronet Worldwide Inc. (a)	5,230	378,809
Extreme Networks Inc. (a)	91,900	462,257
FleetCor Technologies Inc. (a)	1,970	278,794
Fortinet Inc. (a)	10,720	322,886
Gartner Inc. (a)	1,860	187,990
Lam Research Corp.	1,480	156,480
Marvell Technology Group Ltd.	28,850	400,150
MAXIMUS Inc.	3,170	176,854
Microsemi Corp. (a)	7,330	395,600
NETGEAR Inc. (a)	7,000	380,450
ON Semiconductor Corp. (a)	18,490	235,932
Palo Alto Networks Inc. (a)	2,450	306,373

	Shares	Value
Common Stocks (Cont.)
Information Technology (cont.)
Sanmina Corp. (a)	20,400	$747,660
Silver Spring Networks Inc. (a)	23,300	310,123
Skyworks Solutions Inc.	3,900	291,174
Tech Data Corp. (a)	3,800	321,784
Total System Services Inc.	9,120	447,154
TTM Technologies Inc. (a)	45,100	614,713
Tyler Technologies Inc. (a)	3,130	446,870
Ultimate Software Group Inc., The (a)	1,430	260,761
Unisys Corp. (a)	30,600	457,470
Vishay Intertechnology Inc.	26,100	422,820

		10,060,770

Materials (6.69%)
American Vanguard Corp.	22,100	423,215
Axalta Coating Systems Ltd. (a)	12,140	330,208
Cliffs Natural Resources Inc. (a)	53,700	451,617
Eagle Materials Inc.	6,610	651,283
Rayonier Advanced Materials Inc.	29,900	462,254
Ryerson Holding Corp. (a)	35,300	471,255
Schnitzer Steel Industries Inc. Class A	18,300	470,310
Sherwin-Williams Co., The	1,960	526,730
Stepan Co.	5,300	431,844
Vulcan Materials Co.	2,310	289,097

		4,507,813

Real Estate (5.43%)
Brixmor Property Group Inc.	22,710	554,578
Colony Starwood Homes	13,100	377,411
Equinix Inc.	1,910	682,653
Extra Space Storage Inc.	3,990	308,188
Farmland Partners Inc.	12,500	139,500
Healthcare Realty Trust Inc.	13,500	409,320
Hudson Pacific Properties Inc.	10,900	379,102
Prologis Inc.	7,870	415,457
Summit Hotel Properties Inc.	24,800	397,544

		3,663,753

Telecommunication Services (1.04%)
ATN International Inc.	4,200	336,546
Windstream Holdings Inc.	49,800	365,034

		701,580

42	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Utilities (4.27%)
American Water Works Co. Inc.	5,020	$363,247
Edison International	3,840	276,442
MDU Resources Group Inc.	18,000	517,860
Middlesex Water Co.	10,500	450,870
Otter Tail Corp.	10,500	428,400
Spire Inc.	6,400	413,120
WGL Holdings Inc.	5,600	427,168

		2,877,107

Total Common Stocks
(cost $57,964,298)		65,867,417

Short-term Investments (3.01%)
JPMorgan U.S. Government Money Market Fund Capital Shares	2,028,042	2,028,042

Total Short-term Investments
(cost $2,028,042)		2,028,042

TOTAL INVESTMENTS (100.71%)
(cost $59,992,340)		67,895,459
LIABILITIES, NET OF OTHER ASSETS (-0.71%)		(477,681)

NET ASSETS (100.00%)		$67,417,778

(a)	Non-income producing security.

See accompanying notes to financial statements.	43

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Common Stocks (a) (95.51%)
Argentina (0.63%)
MercadoLibre Inc.	1,672	$261,066
Australia (3.44%)
Domino’s Pizza Enterprises Ltd.	16,888	789,738
REA Group Ltd.	16,130	641,008

		1,430,746

Austria (0.55%)
Erste Group Bank AG	7,822	228,693

Belgium (1.09%)
Anheuser-Busch InBev SA/NV	4,305	455,658

Brazil (0.12%)
Ambev SA	4,900	24,645
Ambev SA ADR	4,880	23,961

		48,606

Canada (5.40%)
Barrick Gold Corp.	5,434	86,835
Constellation Software Inc.	1,407	639,362
Dollarama Inc.	8,909	652,789
Element Fleet Management Corp.	93,741	869,931

		2,248,917

China (4.76%)
Alibaba Group Holding Ltd. Sponsored ADR (b)	13,515	1,186,752
Ctrip.com International Ltd. ADR (b)	19,885	795,400

		1,982,152

Colombia (1.40%)
Bancolombia SA Sponsored ADR	6,623	242,932
Cementos Argos SA	37,802	149,344
Grupo Argos SA	9,187	59,003
Grupo Aval Acciones y Valores SA ADR	4,774	37,906
Grupo de Inversiones Suramericana	7,480	95,182

		584,367

Denmark (1.09%)
Novo Nordisk A/S Class B	12,614	452,492

France (9.41%)
AXA SA	15,227	383,854
Cie Generale des Etablissements Michelin Class B	3,863	429,406
Dassault Systemes SA	5,517	419,932
Essilor International SA	4,289	483,920
Hermes International	74	30,356
JC Decaux SA	5,908	173,718
L’Oreal SA	2,114	385,309
Pernod Ricard SA	3,934	425,738
Schneider Electric SE (Paris)	5,450	378,603
Unibail-Rodamco SE (Amsterdam)	1,845	439,672
Unibail-Rodamco SE (Paris)	87	20,766

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Vivendi	18,204	$345,274

		3,916,548

Germany (9.81%)
Allianz SE Reg.	2,188	361,103
Bayer AG Reg.	10,637	1,108,199
Fresenius SE & Co. KGaA	4,251	331,624
Linde AG	2,442	400,580
SAP SE	4,084	353,288
Scout24 AG (b) (c)	14,315	510,197
Wirecard AG	23,671	1,015,664

		4,080,655

Hong Kong (2.45%)
MGM China Holdings Ltd.	6,000	12,394
Tencent Holdings Ltd.	41,600	1,008,679

		1,021,073

India (0.98%)
HDFC Bank Ltd. ADR	6,735	408,679

Ireland (2.40%)
Alkermes PLC (b)	4,212	234,103
Ryanair Holdings PLC SP ADR (b)	9,166	763,161

		997,264

Italy (1.04%)
Yoox Net-A-Porter Group SpA (b)	15,385	435,043

Japan (10.25%)
Dentsu Inc.	5,200	244,521
Fanuc Corp.	5,800	970,307
Hoya Corp.	5,300	222,226
Japan Tobacco Inc.	8,100	265,871
Kusuri no Aoki Holdings Co. Ltd.	9,900	440,471
MISUMI Group Inc.	11,500	188,907
Monotaro Co. Ltd.	11,100	226,345
NEXT Co. Ltd.	87,100	588,127
Olympus Corp.	1,900	65,464
SMC Corp.	900	214,132
START TODAY Co. Ltd.	20,300	349,694
Tokio Marine Holdings Inc.	12,000	491,317

		4,267,382

Malaysia (0.02%)
Genting BHD Warrants (b)	21,382	6,625

Mexico (0.09%)
Grupo Televisa SAB Sponsored ADR	1,783	37,247

44	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Netherlands (6.41%)
ASML Holding NV	12,361	$1,385,302
Heineken NV	6,020	451,126
InterXion Holding NV (b)	23,657	829,651

		2,666,079

Norway (0.17%)
Statoil ASA	3,817	69,667

Spain (0.83%)
Banco Bilbao Vizcaya Argentaria SA	51,267	345,484

Sweden (1.74%)
Atlas Copco AB Class A	15,863	481,229
Investor AB B Shares	6,489	241,781

		723,010

Switzerland (6.53%)
Compagnie Financiere Richemont SA Reg.	5,033	332,634
Julius Baer Group Ltd.	9,735	431,277
LafargeHolcim Ltd. Reg.	4,621	242,566
Nestle SA Reg.	7,397	529,903
Novartis AG Reg.	5,637	409,942
Roche Holding AG	1,763	401,880
UBS Group AG	23,730	371,029

		2,719,231

United Kingdom (16.07%)
British Land Company PLC	13,997	108,624
Dechra Pharmaceuticals PLC	20,693	342,865
Diageo PLC	14,483	375,832
Domino’s Pizza Group PLC	172,892	767,244
Great Portland Estates PLC	6,936	56,978
Hargreaves Lansdown PLC	40,724	605,988
Indivior PLC	21,000	76,516
Land Securities Group PLC	9,072	119,180
Liberty Global PLC Class A (b)	3,434	105,046
Liberty Global PLC LiLAC A (b)	324	7,115
Liberty Global PLC LiLAC C (b)	383	8,108
Liberty Global PLC Series C (b)	3,076	91,357
Lloyds Banking Group PLC	495,364	380,378
Nielsen Holdings PLC	13,486	565,738
Paysafe Group PLC (b)	133,897	611,719
Reckitt Benckiser Group PLC	11,787	998,452
Rolls-Royce Holdings PLC	45,636	374,831
Rolls-Royce Holdings PLC C Shares - Entitlement Shares (b) (d)	2,099,256	2,587
Shire PLC	10,032	572,821
Standard Chartered PLC (b)	48,414	394,812
Weir Group PLC, The	5,148	119,635

		6,685,826

United States (8.83%)
Facebook Inc. Class A (b)	7,006	806,040
Freeport-McMoRan Inc. (b)	5,859	77,280
Las Vegas Sands Corp.	20,192	1,078,455

	Shares	Value
Common Stocks (Cont.)
United States (Cont.)
Norwegian Cruise Line Holdings Ltd. (b)	10,413	$442,865
Schlumberger Ltd.	9,537	800,631
Wynn Resorts Ltd.	5,420	468,884

		3,674,155

Total Common Stocks
(cost $38,005,831)		39,746,665

Preferred Stocks (a) (1.05%)
Colombia (0.16%)
Grupo Argos SA	7,187	43,428

Grupo de Inversiones Suramericana, 0.00%	1,669	20,571

		63,999

Germany (0.89%)
Sartorius AG, 0.00%	5,002	370,597

Total Preferred Stocks
(cost $456,175)		434,596

Short-term Investments (2.92%)
State Street Institutional U.S. Government Money Market Fund Premier Class	1,216,126	1,216,126

Total Short-term Investments
(cost $1,216,126)		1,216,126

TOTAL INVESTMENTS (99.48%)
(cost $39,678,132)		41,397,387
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.52%)		216,305

NET ASSETS (100.00%)		$41,613,692

(a)	The Fund used data provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in a transaction exempt from registration, normally to a qualified institutional buyer. At December 31, 2016, the value of this security amounted to $510,197 or 1.23% of net assets.

(d)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

ADR - American Depositary Receipt

See accompanying notes to financial statements.	45

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$11,669,106	28.19
United States Dollar	10,575,338	25.54
British Pound	5,908,462	14.27
Japanese Yen	4,267,382	10.31
Swiss Franc	2,719,231	6.57
Canadian Dollar	2,162,082	5.22
Australian Dollar	1,430,746	3.46
Hong Kong Dollar	1,021,073	2.47
Swedish Krona	723,010	1.75
Danish Krone	452,492	1.09
Colombian Peso	367,528	0.89
Norwegian Krone	69,667	0.17
Brazilian Real	24,645	0.06
Malaysian Ringgit	6,625	0.01

Total Investments	$41,397,387	100.00%

SECTOR CLASSIFICATIONS

Sector	Value	%
Information Technology	$9,027,652	21.69
Consumer Discretionary	8,833,048	21.23
Financials	5,910,917	14.20
Health Care	5,072,649	12.19
Consumer Staples	4,376,966	10.52
Industrials	4,285,475	10.30
Materials	1,059,036	2.55
Energy	870,298	2.09
Real Estate	745,220	1.79

Total Stocks	40,181,261	96.56
Short-term Investments	1,216,126	2.92
Cash and Other Assets, Net of Liabilities	216,305	0.52

Net Assets	$41,613,692	100.00%

46	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Common Stocks (99.08%)
Consumer Discretionary (11.94%)
Advance Auto Parts Inc.	2,404	$406,564
Amazon.com Inc. (a)	12,717	9,536,096
AutoNation Inc. (a)	2,166	105,376
AutoZone Inc. (a)	938	740,823
Bed Bath & Beyond Inc.	5,028	204,338
Best Buy Co. Inc.	8,818	376,264
BorgWarner Inc.	6,573	259,239
CarMax Inc. (a)	6,101	392,843
Carnival Corp.	13,900	723,634
CBS Corp. Class B	12,640	804,157
Charter Communications Inc. Class A (a)	6,972	2,007,378
Chipotle Mexican Grill Inc. (a)	946	356,945
Coach Inc.	8,992	314,900
Comcast Corp. Class A	76,879	5,308,495
Darden Restaurants Inc.	4,118	299,461
Delphi Automotive PLC	8,825	594,364
Discovery Communications Inc. Class A (a)	4,925	134,994
Discovery Communications Inc. Class C (a)	7,317	195,949
Dollar General Corp.	8,284	613,596
Dollar Tree Inc. (a)	7,536	581,628
DR Horton Inc.	11,058	302,215
Expedia Inc.	3,839	434,882
Foot Locker Inc.	4,271	302,771
Ford Motor Co.	125,286	1,519,718
GAP Inc., The	6,917	155,217
Garmin Ltd.	3,594	174,273
General Motors Co.	44,744	1,558,880
Genuine Parts Co.	4,842	462,605
Goodyear Tire & Rubber Co., The	8,633	266,501
H&R Block Inc.	7,237	166,379
Hanesbrands Inc.	12,275	264,772
Harley-Davidson Inc.	5,836	340,472
Harman International Industries Inc.	2,183	242,662
Hasbro Inc.	3,669	285,412
Home Depot Inc., The	39,295	5,268,674
Interpublic Group of Companies Inc., The	13,021	304,822
Kohl’s Corp.	5,861	289,416
L Brands Inc.	7,674	505,256
Leggett & Platt Inc.	4,189	204,758
Lennar Corp. Class A	6,007	257,881
LKQ Corp. (a)	9,910	303,742
Lowe’s Companies Inc.	28,124	2,000,179
Macy’s Inc.	10,048	359,819
Marriott International Inc. Class A	10,254	847,801
Mattel Inc.	11,087	305,447
McDonald’s Corp.	26,791	3,261,001
Michael Kors Holdings Ltd. (a)	5,518	237,164
Mohawk Industries Inc. (a)	1,996	398,561
Netflix Inc. (a)	13,786	1,706,707
Newell Brands Inc.	15,483	691,316
News Corp. Class A	12,401	142,115
News Corp. Class B	3,619	42,704
NIKE Inc. Class B	43,324	2,202,159

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Nordstrom Inc.	3,792	$181,751
Omnicom Group Inc.	7,598	646,666
O’Reilly Automotive Inc. (a)	3,052	849,707
Priceline Group Inc., The (a)	1,596	2,339,832
PulteGroup Inc.	10,096	185,564
PVH Corp.	2,631	237,421
Ralph Lauren Corp.	1,762	159,144
Ross Stores Inc.	12,751	836,466
Royal Caribbean Cruises Ltd.	5,321	436,535
Scripps Networks Interactive Class A	3,091	220,605
Signet Jewelers Ltd.	2,468	232,634
Staples Inc.	20,989	189,951
Starbucks Corp.	47,135	2,616,935
Target Corp.	18,118	1,308,663
TEGNA Inc.	7,115	152,190
Tiffany & Co.	3,504	271,315
Time Warner Inc.	25,017	2,414,891
TJX Companies Inc., The	21,117	1,586,520
Tractor Supply Co.	4,331	328,333
TripAdvisor Inc. (a)	3,734	173,146
Twenty-First Century Fox Inc. Class A	34,723	973,633
Twenty-First Century Fox Inc. Class B	15,147	412,756
Ulta Salon, Cosmetics & Fragrance Inc. (a)	1,866	475,718
Under Armour Inc. Class A (a)	5,882	170,872
Under Armour Inc. Class C (a)	5,923	149,082
Urban Outfitters Inc. (a)	2,907	82,791
VF Corp.	10,594	565,190
Viacom Inc. Class B	11,218	393,752
Walt Disney Co., The	47,229	4,922,206
Whirlpool Corp.	2,392	434,794
Wyndham Worldwide Corp.	3,464	264,546
Wynn Resorts Ltd.	2,512	217,313
Yum! Brands Inc.	11,184	708,283

		74,902,530

Consumer Staples (9.29%)
Altria Group Inc.	62,861	4,250,661
Archer-Daniels-Midland Co.	18,643	851,053
Brown-Forman Corp. Class B	5,952	267,364
Campbell Soup Co.	6,343	383,561
Church & Dwight Co. Inc.	8,402	371,284
Clorox Co., The	4,192	503,124
Coca-Cola Co., The	124,961	5,180,883
Colgate-Palmolive Co.	28,662	1,875,641
Conagra Brands Inc.	13,350	527,992
Constellation Brands Inc. Class A	5,692	872,641
Costco Wholesale Corp.	14,076	2,253,708
Coty Inc. Class A	15,379	281,589
CVS Health Corp.	34,279	2,704,956
Dr Pepper Snapple Group Inc.	5,931	537,764
Estee Lauder Companies Inc. Class A, The	7,048	539,102
General Mills Inc.	19,185	1,185,057
Hershey Co., The	4,536	469,158
Hormel Foods Corp.	8,691	302,534

See accompanying notes to financial statements.	47

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
JM Smucker Co., The	3,709	$474,975
Kellogg Co.	8,166	601,916
Kimberly-Clark Corp.	11,568	1,320,140
Kraft Heinz Co., The	19,180	1,674,798
Kroger Co., The	30,485	1,052,037
McCormick & Company Inc.	3,736	348,681
Mead Johnson Nutrition Co. Class A	5,887	416,564
Molson Coors Brewing Co. Class B	5,953	579,286
Mondelez International Inc. Class A	50,013	2,217,076
Monster Beverage Corp. (a)	12,999	576,376
PepsiCo Inc.	46,321	4,846,566
Philip Morris International Inc.	49,899	4,565,260
Procter & Gamble Co., The	86,311	7,257,040
Reynolds American Inc.	26,598	1,490,552
Sysco Corp.	16,405	908,345
Tyson Foods Inc. Class A	9,569	590,216
Walgreens Boots Alliance Inc.	27,494	2,275,403
Wal-Mart Stores Inc.	48,749	3,369,531
Whole Foods Market Inc.	10,088	310,307

		58,233,141

Energy (7.47%)
Anadarko Petroleum Corp.	18,022	1,256,674
Apache Corp.	12,182	773,192
Baker Hughes Inc.	13,688	889,309
Cabot Oil & Gas Corp.	15,259	356,450
Chesapeake Energy Corp. (a)	21,297	149,505
Chevron Corp.	60,668	7,140,624
Cimarex Energy Co.	3,093	420,339
Concho Resources Inc. (a)	4,549	603,197
ConocoPhillips	39,766	1,993,867
Devon Energy Corp.	16,719	763,557
EOG Resources Inc.	18,582	1,878,640
EQT Corp.	5,609	366,829
Exxon Mobil Corp.	133,382	12,039,059
FMC Technologies Inc. (a)	7,326	260,293
Halliburton Co.	27,633	1,494,669
Helmerich & Payne Inc.	3,501	270,977
Hess Corp.	8,558	533,078
Kinder Morgan Inc.	61,669	1,277,165
Marathon Oil Corp.	27,316	472,840
Marathon Petroleum Corp.	17,136	862,798
Murphy Oil Corp.	5,329	165,892
National-Oilwell Varco Inc.	12,168	455,570
Newfield Exploration Co. (a)	6,416	259,848
Noble Energy Inc.	13,886	528,501
Occidental Petroleum Corp.	24,540	1,747,984
ONEOK Inc.	6,804	390,618
Phillips 66	14,271	1,233,157
Pioneer Natural Resources Co.	5,449	981,201
Range Resources Corp.	6,134	210,764
Schlumberger Ltd.	44,695	3,752,145
Southwestern Energy Co. (a)	16,102	174,224
Spectra Energy Corp.	22,528	925,676
Tesoro Corp.	3,863	337,819
Transocean Ltd. (a)	11,339	167,137

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Valero Energy Corp.	14,800	$1,011,136
Williams Companies Inc., The	21,893	681,748

		46,826,482

Financials (14.71%)
Affiliated Managers Group Inc. (a)	1,746	253,694
Aflac Inc.	13,126	913,570
Allstate Corp., The	11,925	883,881
American Express Co.	24,917	1,845,850
American International Group Inc.	31,476	2,055,698
Ameriprise Financial Inc.	5,139	570,121
Aon PLC	8,522	950,459
Arthur J. Gallagher & Co.	5,730	297,731
Assurant Inc.	1,973	183,213
Bank of America Corp.	325,961	7,203,738
Bank of New York Mellon Corp.	34,258	1,623,144
BB&T Corp.	26,126	1,228,445
Berkshire Hathaway Inc. Class B (a)	61,080	9,954,818
BlackRock Inc.	3,927	1,494,381
Capital One Financial Corp.	15,558	1,357,280
Charles Schwab Corp., The	38,698	1,527,410
Chubb Ltd.	14,963	1,976,912
Cincinnati Financial Corp.	4,830	365,873
Citigroup Inc.	91,958	5,465,064
Citizens Financial Group Inc.	16,517	588,501
CME Group Inc.	10,899	1,257,200
Comerica Inc.	5,663	385,707
Discover Financial Services	12,951	933,638
E*TRADE Financial Corp. (a)	8,935	309,598
Fifth Third Bancorp	24,402	658,122
Franklin Resources Inc.	11,467	453,864
Goldman Sachs Group Inc., The	11,929	2,856,398
Hartford Financial Services Group Inc., The	12,311	586,619
Huntington Bancshares Inc.	35,271	466,283
Intercontinental Exchange Inc.	19,150	1,080,443
Invesco Ltd.	13,072	396,604
JPMorgan Chase & Co.	115,451	9,962,266
KeyCorp	35,197	643,049
Leucadia National Corp.	10,671	248,101
Lincoln National Corp.	7,599	503,586
Loews Corp.	9,023	422,547
M&T Bank Corp.	4,997	781,681
Marsh & McLennan Companies Inc.	16,681	1,127,468
MetLife Inc.	35,218	1,897,898
Moody’s Corp.	5,372	506,418
Morgan Stanley	46,515	1,965,259
Nasdaq Inc.	3,702	248,478
Navient Corp.	10,345	169,968
Northern Trust Corp.	6,785	604,204
People’s United Financial Inc.	10,209	197,646
PNC Financial Services Group Inc.	15,785	1,846,214
Principal Financial Group Inc.	8,542	494,240
Progressive Corp., The	18,920	671,660
Prudential Financial Inc.	13,999	1,456,736
Regions Financial Corp.	40,937	587,855

48	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
S&P Global Inc.	8,493	$913,337
State Street Corp.	11,762	914,143
Suntrust Banks Inc.	16,028	879,136
Synchrony Financial	25,415	921,802
T. Rowe Price Group Inc.	8,036	604,789
Torchmark Corp.	3,652	269,372
Travelers Companies Inc., The	9,250	1,132,385
U.S. Bancorp	51,760	2,658,911
Unum Group	7,734	339,755
Wells Fargo & Co.	145,799	8,034,983
Willis Towers Watson PLC	4,139	506,117
XL Group Ltd.	8,974	334,371
Zions Bancorporation	6,575	282,988

		92,251,622

Health Care (13.49%)
Abbott Laboratories	47,257	1,815,142
AbbVie Inc.	52,400	3,281,288
Aetna Inc.	11,269	1,397,470
Agilent Technologies Inc.	10,352	471,637
Alexion Pharmaceuticals Inc. (a)	7,196	880,431
Allergan PLC (a)	12,066	2,533,984
AmerisourceBergen Corp.	5,791	452,798
Amgen Inc.	24,086	3,521,614
Anthem Inc.	8,426	1,211,406
Baxter International Inc.	15,718	696,936
Becton, Dickinson and Co.	6,847	1,133,521
Biogen Inc. (a)	7,049	1,998,955
Boston Scientific Corp. (a)	43,776	946,875
Bristol-Myers Squibb Co.	53,723	3,139,572
C.R. Bard Inc.	2,388	536,488
Cardinal Health Inc.	10,218	735,389
Celgene Corp. (a)	24,932	2,885,879
Centene Corp. (a)	5,503	310,975
Cerner Corp. (a)	9,597	454,610
Cigna Corp.	8,225	1,097,133
Cooper Companies Inc., The	1,590	278,139
Danaher Corp.	19,541	1,521,071
DaVita Inc. (a)	5,366	344,497
Dentsply Sirona Inc.	7,435	429,223
Edwards Lifesciences Corp. (a)	6,844	641,283
Eli Lilly and Co.	31,244	2,297,996
Endo International PLC (a)	6,475	106,643
Envision Healthcare Corp. (a)	3,771	238,667
Express Scripts Holding Co. (a)	19,890	1,368,233
Gilead Sciences Inc.	42,441	3,039,200
HCA Holdings Inc. (a)	9,468	700,821
Henry Schein Inc. (a)	2,654	402,638
Hologic Inc. (a)	9,055	363,287
Humana Inc.	4,779	975,059
Illumina Inc. (a)	4,676	598,715
Intuitive Surgical Inc. (a)	1,238	785,102
Johnson & Johnson	87,757	10,110,484
Laboratory Corp. of America Holdings (a)	3,252	417,492
Mallinckrodt PLC (a)	3,514	175,067

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
McKesson Corp.	7,250	$1,018,262
Medtronic PLC	44,466	3,167,313
Merck & Co. Inc.	88,959	5,237,016
Mettler-Toledo International Inc. (a)	840	351,590
Mylan NV (a)	14,687	560,309
Patterson Companies Inc.	2,705	110,986
PerkinElmer Inc.	3,543	184,767
Perrigo Co. PLC	4,643	386,437
Pfizer Inc.	195,126	6,337,693
Quest Diagnostics Inc.	4,535	416,766
Regeneron Pharmaceuticals Inc. (a)	2,426	890,560
St. Jude Medical Inc.	9,143	733,177
Stryker Corp.	9,988	1,196,662
Thermo Fisher Scientific Inc.	12,690	1,790,559
UnitedHealth Group Inc.	30,632	4,902,345
Universal Health Services Inc. Class B	2,927	311,374
Varian Medical Systems Inc. (a)	2,970	266,647
Vertex Pharmaceuticals Inc. (a)	7,941	585,013
Waters Corp. (a)	2,555	343,366
Zimmer Biomet Holdings Inc.	6,425	663,060
Zoetis Inc.	15,902	851,234

		84,600,856

Industrials (10.19%)
3M Co.	19,453	3,473,722
Acuity Brands Inc.	1,418	327,360
Alaska Air Group Inc.	3,877	344,006
Allegion PLC	3,144	201,216
American Airlines Group Inc.	16,925	790,228
AMETEK Inc.	7,362	357,793
Arconic Inc.	14,132	262,007
Boeing Co., The	18,514	2,882,260
Caterpillar Inc.	18,765	1,740,266
CH Robinson Worldwide Inc.	4,653	340,879
Cintas Corp.	2,724	314,785
CSX Corp.	30,345	1,090,296
Cummins Inc.	4,953	676,927
Deere & Co.	9,273	955,490
Delta Air Lines Inc.	24,141	1,187,496
Dover Corp.	5,020	376,149
Dun & Bradstreet Corp.	1,168	141,702
Eaton Corp. PLC	14,603	979,715
Emerson Electric Co.	20,672	1,152,464
Equifax Inc.	3,804	449,747
Expeditors International of Washington Inc.	5,844	309,498
Fastenal Co.	9,342	438,887
FedEx Corp.	7,839	1,459,622
Flowserve Corp.	4,212	202,387
Fluor Corp.	4,528	237,811
Fortive Corp.	9,742	522,464
Fortune Brands Home & Security Inc.	4,986	266,552
General Dynamics Corp.	9,229	1,593,479
General Electric Co.	285,504	9,021,926
Honeywell International Inc.	24,500	2,838,325
Illinois Tool Works Inc.	10,285	1,259,501

See accompanying notes to financial statements.	49

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Ingersoll-Rand PLC	8,238	$618,180
J.B. Hunt Transport Services Inc.	2,885	280,047
Jacobs Engineering Group Inc. (a)	3,943	224,751
Johnson Controls International PLC	30,353	1,250,240
Kansas City Southern	3,514	298,163
L-3 Communications Holdings Inc.	2,520	383,317
Lockheed Martin Corp.	8,127	2,031,262
Masco Corp.	10,813	341,907
Nielsen Holdings PLC	10,747	450,837
Norfolk Southern Corp.	9,409	1,016,831
Northrop Grumman Corp.	5,744	1,335,940
PACCAR Inc.	11,165	713,444
Parker Hannifin Corp.	4,271	597,940
Pentair PLC	5,436	304,797
Pitney Bowes Inc.	6,203	94,224
Quanta Services Inc. (a)	4,811	167,663
Raytheon Co.	9,488	1,347,296
Republic Services Inc.	7,465	425,878
Robert Half International Inc.	4,247	207,169
Rockwell Automation Inc.	4,141	556,550
Rockwell Collins Inc.	4,246	393,859
Roper Technologies Inc.	3,238	592,813
Ryder System Inc.	1,761	131,089
Snap-on Inc.	1,871	320,446
Southwest Airlines Co.	19,949	994,258
Stanley Black & Decker Inc.	4,813	552,003
Stericycle Inc. (a)	2,784	214,479
Textron Inc.	8,781	426,405
TransDigm Group Inc.	1,590	395,846
Union Pacific Corp.	26,780	2,776,550
United Continental Holdings Inc. (a)	9,355	681,792
United Parcel Service Inc. Class B	22,221	2,547,415
United Rentals Inc. (a)	2,812	296,891
United Technologies Corp.	24,702	2,707,833
Verisk Analytics Inc. (a)	4,984	404,551
W. W. Grainger Inc.	1,760	408,760
Waste Management Inc.	13,084	927,786
Xylem Inc.	5,768	285,631

		63,899,803

Information Technology (20.57%)
Accenture PLC Class A	20,030	2,346,114
Activision Blizzard Inc.	21,947	792,506
Adobe Systems Inc. (a)	16,036	1,650,906
Akamai Technologies Inc. (a)	5,520	368,074
Alliance Data Systems Corp.	1,861	425,238
Alphabet Inc. Class A (a)	9,547	7,565,520
Alphabet Inc. Class C (a)	9,569	7,385,546
Amphenol Corp. Class A	9,893	664,810
Analog Devices Inc.	9,848	715,162
Apple Inc.	172,129	19,935,981
Applied Materials Inc.	34,774	1,122,157
Autodesk Inc. (a)	6,205	459,232
Automatic Data Processing Inc.	14,678	1,508,605
Broadcom Ltd.	12,723	2,249,045

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
CA Inc.	10,257	$325,865
Cisco Systems Inc.	161,876	4,891,893
Citrix Systems Inc. (a)	4,941	441,281
Cognizant Technology Solutions Corp. Class A (a)	19,482	1,091,576
Corning Inc.	30,596	742,565
CSRA Inc.	4,532	144,299
eBay Inc. (a)	33,767	1,002,542
Electronic Arts Inc. (a)	9,673	761,845
F5 Networks Inc. (a)	2,161	312,740
Facebook Inc. Class A (a)	75,457	8,681,328
Fidelity National Information Services Inc.	10,530	796,489
First Solar Inc. (a)	2,472	79,326
Fiserv Inc. (a)	7,071	751,506
FLIR Systems Inc.	4,454	161,190
Global Payments Inc.	4,990	346,356
Harris Corp.	3,929	402,605
Hewlett Packard Enterprise Co.	53,437	1,236,532
HP Inc.	54,917	814,968
Intel Corp.	152,213	5,520,766
International Business Machines Corp.	27,985	4,645,230
Intuit Inc.	7,881	903,241
Juniper Networks Inc.	12,493	353,052
KLA-Tencor Corp.	5,041	396,626
Lam Research Corp.	5,121	541,443
Linear Technology Corp.	7,735	482,277
MasterCard Inc. Class A	30,851	3,185,366
Microchip Technology Inc.	6,968	446,997
Micron Technology Inc. (a)	33,592	736,337
Microsoft Corp.	250,690	15,577,877
Motorola Solutions Inc.	5,438	450,756
NetApp Inc.	9,090	320,604
NVIDIA Corp.	17,215	1,837,529
Oracle Corp.	96,820	3,722,729
Paychex Inc.	10,402	633,274
PayPal Holdings Inc. (a)	36,095	1,424,670
Qorvo Inc. (a)	4,181	220,464
QUALCOMM Inc.	47,391	3,089,893
Red Hat Inc. (a)	5,761	401,542
salesforce.com inc. (a)	20,699	1,417,054
Seagate Technology PLC	9,598	366,356
Skyworks Solutions Inc.	6,000	447,960
Symantec Corp.	19,600	468,244
TE Connectivity Ltd.	11,423	791,385
Teradata Corp. (a)	4,389	119,249
Texas Instruments Inc.	32,281	2,355,545
Total System Services Inc.	5,441	266,772
VeriSign Inc. (a)	3,032	230,644
Visa Inc. Class A	60,243	4,700,159
Western Digital Corp.	9,056	615,355
Western Union Co.	15,917	345,717
Xerox Corp.	27,769	242,423
Xilinx Inc.	8,037	485,194

50	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Yahoo! Inc. (a)	28,154	$1,088,715

		129,005,247

Materials (2.81%)
Air Products & Chemicals Inc.	6,949	999,405
Albemarle Corp.	3,650	314,192
Alcoa Corp.	1	19
Avery Dennison Corp.	2,896	203,357
Ball Corp.	5,656	424,596
CF Industries Holdings Inc.	7,647	240,728
Dow Chemical Co., The	36,223	2,072,680
E.I. du Pont de Nemours & Co.	28,105	2,062,905
Eastman Chemical Co.	4,787	360,030
Ecolab Inc.	8,417	986,641
FMC Corp.	4,328	244,792
Freeport-McMoRan Inc. (a)	39,890	526,149
International Flavors & Fragrances Inc.	2,587	304,826
International Paper Co.	13,313	706,388
LyondellBasell Industries NV Class A	10,915	936,289
Martin Marietta Materials Inc.	2,009	445,054
Monsanto Co.	14,063	1,479,568
Mosaic Co., The	11,415	334,802
Newmont Mining Corp.	16,975	578,338
Nucor Corp.	10,295	612,758
PPG Industries Inc.	8,510	806,408
Praxair Inc.	9,160	1,073,460
Sealed Air Corp.	6,346	287,728
Sherwin-Williams Co., The	2,574	691,737
Vulcan Materials Co.	4,311	539,522
WestRock Co.	8,015	406,922

		17,639,294

Real Estate (2.85%)
American Tower Corp.	13,680	1,445,702
Apartment Investment and
Management Co.	5,052	229,614
AvalonBay Communities Inc.	4,387	777,157
Boston Properties Inc.	4,974	625,630
CBRE Group Inc. Class A (a)	9,751	307,059
Crown Castle International Corp.	11,597	1,006,272
Digital Realty Trust Inc.	5,125	503,582
Equinix Inc.	2,286	817,039
Equity Residential	11,685	752,047
Essex Property Trust Inc.	2,118	492,435
Extra Space Storage Inc.	4,050	312,822
Federal Realty Investment Trust	2,250	319,748
General Growth Properties Inc.	18,857	471,048
HCP Inc.	14,899	442,798
Host Hotels & Resorts Inc.	24,290	457,624
Iron Mountain Inc.	7,992	259,580
Kimco Realty Corp.	13,748	345,900
Macerich Co., The	3,936	278,826
Mid-America Apartment
Communities Inc.	3,648	357,212
Prologis Inc.	16,905	892,415

	Shares	Value
Common Stocks (Cont.)
Real Estate (Cont.)
Public Storage	4,787	$1,069,894
Realty Income Corp.	8,236	473,405
Simon Property Group Inc.	10,108	1,795,888
SL Green Realty Corp.	3,253	349,860
UDR Inc.	8,650	315,552
Ventas Inc.	11,256	703,725
Vornado Realty Trust	5,476	571,530
Welltower Inc.	11,460	767,018
Weyerhaeuser Co.	24,010	722,461

		17,863,843

Telecommunication Services (2.63%)
AT&T Inc.	197,903	8,416,815
CenturyLink Inc.	17,610	418,766
Frontier Communications Corp.	37,609	127,118
Level 3 Communications Inc. (a)	9,247	521,161
Verizon Communications Inc.	131,130	6,999,719

		16,483,579

Utilities (3.13%)
AES Corp., The	21,362	248,226
Alliant Energy Corp.	7,385	279,818
Ameren Corp.	7,841	411,340
American Electric Power Company Inc.	15,767	992,690
American Water Works Co. Inc.	5,764	417,083
CenterPoint Energy Inc.	14,069	346,660
CMS Energy Corp.	8,856	368,587
Consolidated Edison Inc.	9,734	717,201
Dominion Resources Inc.	20,096	1,539,153
DTE Energy Co.	5,812	572,540
Duke Energy Corp.	22,129	1,717,653
Edison International	10,550	759,494
Entergy Corp.	5,780	424,657
Eversource Energy	10,271	567,267
Exelon Corp.	29,533	1,048,126
FirstEnergy Corp.	13,718	424,846
NextEra Energy Inc.	15,020	1,794,289
NiSource Inc.	10,342	228,972
NRG Energy Inc.	10,196	125,003
PG&E Corp.	15,978	970,983
Pinnacle West Capital Corp.	3,600	280,908
PPL Corp.	21,644	736,978
Public Service Enterprise Group Inc.	16,398	719,544
SCANA Corp.	4,506	330,200
Sempra Energy	8,009	806,026
Southern Co.	31,448	1,546,927
WEC Energy Group Inc.	10,221	599,462
Xcel Energy Inc.	16,434	668,864

		19,643,497

Total Common Stocks
(cost $420,449,503)		621,349,894

See accompanying notes to financial statements.	51

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Short-term Investments (0.80%)
State Street Institutional U.S. Government Money Market Fund Premier Class	5,018,270	$5,018,270

Total Short-term Investments
(cost $5,018,270)		5,018,270

TOTAL INVESTMENTS (99.88%)
(cost $425,467,773)		626,368,164
CASH (b) AND OTHER ASSETS, NET OF LIABILITIES (0.12%)		743,070

NET ASSETS (100.00%)		$627,111,234

(a)	Non-income producing security.
(b)	At December 31, 2016, cash in the amount of $261,600 has been pledged to cover, in whole or in part, margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
S&P 500 Mini Index	52	March 2017	$5,744,929	$5,814,120	$69,191

52	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Common Stocks (98.96%)
Consumer Discretionary (12.41%)
1-800-FLOWERS.COM Inc. (a)	4,167	$44,590
Aaron’s Inc.	10,895	348,534
Abercrombie & Fitch Co. Class A	11,294	135,528
Acushnet Holdings Corp. (a)	2,776	54,715
AMC Entertainment Holdings Inc. Class A	5,018	168,856
American Axle & Manufacturing Holdings Inc. (a)	12,674	244,608
American Eagle Outfitters Inc.	27,467	416,674
American Public Education Inc. (a)	2,504	61,476
America’s Car-Mart Inc. (a)	1,325	57,969
Apollo Education Group Inc. (a)	14,138	139,966
Arctic Cat Inc. (a)	2,029	30,476
Asbury Automotive Group Inc. (a)	3,311	204,289
Ascena Retail Group Inc. (a)	28,544	176,687
Ascent Capital Group LLC Class A (a)	1,722	28,000
Barnes & Noble Education Inc. (a)	6,556	75,197
Barnes & Noble Inc.	10,385	115,793
Bassett Furniture Industries Inc.	1,671	50,798
Beazer Homes USA Inc. (a)	5,112	67,990
Belmond Ltd. Class A (a)	13,945	186,166
Big 5 Sporting Goods Corp.	2,816	48,858
Big Lots Inc.	7,345	368,792
Biglari Holdings Inc. (a)	174	82,337
BJ’s Restaurants Inc. (a)	3,844	151,069
Bloomin’ Brands Inc.	17,326	312,388
Blue Nile Inc.	1,770	71,915
Bob Evans Farms Inc.	3,318	176,551
Bojangles’ Inc. (a)	1,580	29,467
Boot Barn Holdings Inc (a)	2,546	31,876
Boyd Gaming Corp. (a)	14,024	282,864
Bridgepoint Education Inc. (a)	2,834	28,708
Bright Horizons Family Solutions Inc. (a)	7,339	513,877
Buckle Inc., The	4,664	106,339
Buffalo Wild Wings Inc. (a)	3,125	482,500
Build-A-Bear Workshop Inc. (a)	2,409	33,124
Caesars Acquisition Co. Class A (a)	7,829	105,692
Caesars Entertainment Corp. (a)	9,239	78,532
Caleres Inc.	7,109	233,317
Callaway Golf Co.	15,475	169,606
Cambium Learning Group Inc. (a)	3,632	18,124
Camping World Holdings Inc. Class A	1,688	55,012
Capella Education Co.	1,879	164,976
Career Education Corp. (a)	11,253	113,543
Carriage Services Inc.	2,465	70,598
Carrols Restaurant Group Inc. (a)	5,896	89,914
Cato Corp. Class A	4,251	127,870
Cavco Industries Inc. (a)	1,397	139,490
Central European Media Enterprises Ltd. Class A (a)	11,670	29,758
Century Casinos Inc. (a)	3,348	27,554
Century Communities Inc. (a)	2,398	50,358
Cheesecake Factory Inc., The	7,474	447,543
Chegg Inc. (a)	13,405	98,929
Chico’s FAS Inc.	21,738	312,810
Children’s Place Inc., The	3,096	312,541

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Churchill Downs Inc.	2,276	$342,424
Chuy’s Holdings Inc. (a)	2,710	87,940
Citi Trends Inc.	2,483	46,780
ClubCorp Holdings Inc.	10,578	151,794
Collectors Universe Inc.	1,230	26,113
Columbia Sportswear Co.	4,451	259,493
Conn’s Inc. (a)	3,194	40,404
Container Store Group Inc., The (a)	2,620	16,637
Cooper Tire & Rubber Co.	9,144	355,244
Cooper-Standard Holdings Inc. (a)	2,452	253,488
Core-Mark Holding Company Inc.	7,490	322,594
Cracker Barrel Old Country Store Inc.	3,145	525,152
Crocs Inc. (a)	12,106	83,047
CSS Industries Inc.	1,460	39,522
Culp Inc.	1,827	67,873
Daily Journal Corp. (a)	186	44,975
Dana Inc.	24,658	468,009
Dave & Buster’s Entertainment Inc. (a)	6,382	359,307
Deckers Outdoor Corp. (a)	5,439	301,266
Del Frisco’s Restaurant Group Inc. (a)	3,745	63,665
Del Taco Restaurants Inc. (a)	3,720	52,526
Delta Apparel Inc. (a)	1,143	23,694
Denny’s Corp. (a)	12,422	159,374
Destination XL Group Inc. (a)	5,859	24,901
DeVry Education Group Inc.	10,354	323,045
DineEquity Inc.	2,910	224,070
Dorman Products Inc. (a)	4,392	320,880
Drew Industries Inc.	3,972	427,983
DSW Inc. Class A	11,051	250,305
Duluth Holdings Inc. (a)	1,560	39,624
E. W. Scripps Co. Class A, The (a)	9,879	190,961
El Pollo Loco Holdings Inc. (a)	3,297	40,553
Eldorado Resorts Inc. (a)	4,571	77,478
Empire Resorts Inc. (a)	502	11,420
Entercom Communications Corp. Class A	4,280	65,484
Entravision Communications Corp. Class A	11,523	80,661
Eros International PLC (a)	4,872	63,580
Escalade Inc.	1,657	21,872
Ethan Allen Interiors Inc.	4,133	152,301
Etsy Inc. (a)	17,820	209,920
Express Inc. (a)	12,291	132,251
Federal-Mogul Holdings Corp. (a)	4,902	50,540
Fiesta Restaurant Group Inc. (a)	4,436	132,415
Finish Line Inc. Class A, The	7,134	134,191
Five Below Inc. (a)	8,890	355,244
Flexsteel Industries Inc.	1,051	64,815
Fogo De Chao Inc. (a)	914	13,116
Fossil Group Inc. (a)	7,146	184,796
Fox Factory Holding Corp. (a)	3,670	101,842
Francesca’s Holdings Corp. (a)	6,303	113,643
Fred’s Inc. Class A	5,752	106,757
FTD Companies Inc. (a)	2,962	70,614
Gannett Co. Inc.	19,870	192,938
Genesco Inc. (a)	3,384	210,146

See accompanying notes to financial statements.	53

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Gentherm Inc. (a)	6,020	$203,777
G-III Apparel Group Ltd. (a)	7,280	215,197
Global Eagle Entertainment Inc. (a)	7,610	49,161
GNC Holdings Inc. Class A	11,597	128,031
Golden Entertainment Inc.	1,686	20,417
GoPro Inc. Class A (a)	16,810	146,415
Grand Canyon Education Inc. (a)	7,443	435,043
Gray Television Inc. (a)	10,610	115,118
Green Brick Partners Inc. (a)	3,967	39,868
Group 1 Automotive Inc.	3,464	269,984
Guess? Inc.	9,896	119,742
Habit Restaurants Inc., The Class A (a)	2,190	37,778
Haverty Furniture Companies Inc.	3,198	75,793
Helen of Troy Ltd. (a)	4,649	392,608
Hemisphere Media Group Inc. (a)	1,216	13,619
Hibbett Sports Inc. (a)	3,802	141,815
Hooker Furniture Corp.	1,860	70,587
Horizon Global Corp. (a)	2,925	70,200
Houghton Mifflin Harcourt Co. (a)	20,998	227,828
Hovnanian Enterprises Inc. Class A (a)	19,950	54,464
HSN Inc.	5,171	177,365
Iconix Brand Group Inc. (a)	7,042	65,772
ILG Inc.	19,048	346,102
IMAX Corp. (a)	9,947	312,336
Installed Building Products Inc. (a)	3,328	137,446
International Speedway Corp. Class A	4,361	160,485
Intrawest Resorts Holdings Inc. (a)	2,638	47,088
iRobot Corp. (a)	4,427	258,758
Isle of Capri Casinos Inc. (a)	4,129	101,945
J. Alexander’s Holdings Inc. (a)	2,203	23,682
Jack in the Box Inc.	5,391	601,851
JAKKS Pacific Inc. (a)	2,653	13,663
Jamba Inc. (a)	2,294	23,628
Johnson Outdoors Inc. Class A	858	34,054
K12 Inc. (a)	5,526	94,826
KB Home	14,157	223,822
Kirkland’s Inc. (a)	2,458	38,124
Kona Grill Inc. (a)	1,279	16,051
La Quinta Holdings Inc. (a)	14,066	199,878
Lands’ End Inc. (a)	2,377	36,012
La-Z-Boy Inc.	8,119	252,095
LGI Homes Inc. (a)	2,558	73,491
Libbey Inc.	3,544	68,966
Liberty Media Corp. - Liberty Braves Class A (a)	1,490	30,530
Liberty Media Corp. - Liberty Braves Class C (a)	5,184	106,739
Liberty Media Corp. - Liberty Media Class A (a)	3,802	119,193
Liberty Media Corp. - Liberty Media Class C (a)	7,632	239,111
Liberty Tax Inc.	961	12,877
Liberty TripAdvisor Holdings Inc. Class A (a)	11,928	179,516
LifeLock Inc. (a)	14,034	335,693
Lifetime Brands Inc.	1,738	30,850
Lindblad Expeditions Holdings Inc. (a)	2,354	22,245

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Lithia Motors Inc. Class A	3,939	$381,413
Loral Space & Communications Inc. (a)	2,095	86,000
Luby’s Inc. (a)	3,030	12,968
Lumber Liquidators Holdings Inc. (a)	4,376	68,878
M.D.C. Holdings Inc.	6,884	176,638
M/I Homes Inc. (a)	4,030	101,475
Malibu Boats Inc. Class A (a)	3,347	63,861
Marcus Corp., The	3,045	95,918
Marine Products Corp.	913	12,663
MarineMax Inc. (a)	4,225	81,754
Marriott Vacations Worldwide Corp.	3,711	314,878
MCBC Holdings Inc.	1,255	18,298
MDC Partners Inc. Class A	8,479	55,537
Media General Inc. (a)	18,397	346,416
Meredith Corp.	6,207	367,144
Meritage Homes Corp. (a)	6,485	225,678
Metaldyne Performance Group Inc.	2,476	56,824
Modine Manufacturing Co. (a)	7,757	115,579
Monarch Casino & Resort Inc. (a)	1,657	42,717
Monro Muffler Brake Inc.	5,114	292,521
Motorcar Parts of America Inc. (a)	3,070	82,644
Movado Group Inc.	2,610	75,038
MSG Networks Inc. Class A (a)	10,139	217,988
NACCO Industries Inc. Class A	677	61,302
Nathan’s Famous Inc. (a)	487	31,606
National CineMedia Inc.	10,323	152,058
Nautilus Inc. (a)	5,036	93,166
New Home Company Inc., The (a)	2,045	23,947
New Media Investment Group Inc.	6,497	103,887
New York Times Co. Class A, The	20,642	274,539
Nexstar Broadcasting Group Inc. Class A	4,947	313,145
Noodles & Company (a)	1,864	7,642
NutriSystem Inc.	4,884	169,231
Office Depot Inc.	91,936	415,551
Ollie’s Bargain Outlet Holdings Inc. (a)	3,341	95,051
Overstock.com Inc. (a)	2,202	38,535
Oxford Industries Inc.	2,496	150,084
Papa John’s International Inc.	4,509	385,880
Party City Holdco Inc. (a)	4,427	62,863
Penn National Gaming Inc. (a)	12,395	170,927
Perry Ellis International Inc. (a)	2,020	50,318
PetMed Express Inc.	3,201	73,847
Pier 1 Imports Inc.	13,599	116,135
Pinnacle Entertainment Inc. (a)	9,239	133,966
Planet Fitness Inc. Class A	3,671	73,787
Popeyes Louisiana Kitchen Inc. (a)	3,463	209,442
Potbelly Corp. (a)	3,870	49,923
Radio One Inc. Class D (a)	3,898	11,304
Reading International Inc. Class A (a)	2,699	44,803
Red Lion Hotels Corp. (a)	2,134	17,819
Red Robin Gourmet Burgers Inc. (a)	2,157	121,655
Red Rock Resorts Inc. Class A	4,960	115,022
Regis Corp. (a)	6,233	90,503
Rent-A-Center Inc.	8,549	96,176
Restoration Hardware Holdings Inc. (a)	6,384	195,989

54	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Ruby Tuesday Inc. (a)	9,666	$31,221
Ruth’s Hospitality Group Inc.	5,293	96,862
Saga Communications Inc. Class A	599	30,130
Salem Media Group Inc.	1,745	10,906
Scholastic Corp.	4,486	213,040
Scientific Games Corp. Class A (a)	8,629	120,806
Sears Holdings Corp. (a)	1,808	16,796
Sears Hometown and Outlet Stores Inc. (a)	1,646	7,736
SeaWorld Entertainment Inc.	11,111	210,331
Select Comfort Corp. (a)	7,637	172,749
Sequential Brands Group Inc. (a)	6,563	30,715
Shake Shack Inc. Class A (a)	2,587	92,589
Shoe Carnival Inc.	2,390	64,482
Shutterfly Inc. (a)	5,735	287,782
Sinclair Broadcast Group Inc. Class A	10,958	365,449
Smith & Wesson Holding Corp. (a)	9,265	195,306
Sonic Automotive Inc.	4,595	105,226
Sonic Corp.	7,436	197,128
Sotheby’s (a)	8,274	329,802
Spartan Motors Inc.	5,314	49,154
Speedway Motorsports Inc.	1,878	40,696
Sportsman’s Warehouse Holdings Inc. (a)	4,242	39,832
Stage Stores Inc.	4,265	18,638
Standard Motor Products Inc.	3,534	188,079
Stein Mart Inc.	5,209	28,545
Steven Madden Ltd. (a)	10,222	365,436
Stoneridge Inc. (a)	4,490	79,428
Strattec Security Corp.	582	23,455
Strayer Education Inc. (a)	1,771	142,796
Sturm, Ruger & Company Inc.	3,101	163,423
Superior Industries International Inc.	4,130	108,826
Superior Uniform Group Inc.	1,315	25,800
Tailored Brands Inc.	8,146	208,130
Taylor Morrison Home Corp. Class A (a)	5,171	99,593
Tenneco Inc. (a)	9,323	582,408
Texas Roadhouse Inc. Class A	10,921	526,829
Tile Shop Holdings Inc., The (a)	5,366	104,905
Tilly’s Inc. Class A (a)	1,793	23,650
Time Inc.	17,229	307,538
TopBuild Corp. (a)	6,538	232,753
Tower International Inc.	3,467	98,289
Townsquare Media Inc. (a)	1,286	13,387
TRI Pointe Group Inc. (a)	25,195	289,239
tronc Inc.	4,350	60,334
Tuesday Morning Corp. (a)	7,072	38,189
UCP Inc. Class A (a)	1,214	14,629
Unifi Inc. (a)	2,639	86,111
Unique Fabricating Inc.	1,027	14,994
Universal Electronics Inc. (a)	2,348	151,563
Vera Bradley Inc. (a)	3,472	40,692
Vince Holding Corp. (a)	4,072	16,492
Vitamin Shoppe Inc. (a)	4,009	95,214
Wayfair Inc. Class A (a)	5,206	182,470
WCI Communities Inc. (a)	3,555	83,365

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Weight Watchers International Inc. (a)	4,626	$52,968
West Marine Inc. (a)	2,951	30,897
Weyco Group Inc.	1,071	33,522
William Lyon Homes Class A (a)	3,946	75,092
Wingstop Inc.	2,574	76,165
Winmark Corp.	371	46,802
Winnebago Industries Inc.	4,368	138,247
Wolverine World Wide Inc.	15,999	351,178
Workhorse Group Inc. (a)	1,823	12,870
World Wrestling Entertainment Inc.	5,937	109,241
Zagg Inc. (a)	4,647	32,994
Zoe’s Kitchen Inc. (a)	3,209	76,984
Zumiez Inc. (a)	2,961	64,698

		39,134,979

Consumer Staples (2.95%)
AdvancePierre Foods Holdings Inc.	3,602	107,268
Alico Inc.	625	16,968
Alliance One International Inc. (a)	1,347	25,862
Amplify Snack Brands Inc. (a)	4,817	42,438
Andersons Inc., The	4,435	198,244
Avon Products Inc. (a)	72,646	366,136
B&G Foods Inc. Class A	10,960	480,048
Boston Beer Co. Inc. (a)	1,466	249,000
Calavo Growers Inc.	2,550	156,570
Cal-Maine Foods Inc.	5,097	225,160
Central Garden & Pet Co. (a)	1,546	51,157
Central Garden & Pet Co. Class A (a)	5,648	174,523
Chefs’ Warehouse Inc., The (a)	3,105	49,059
Coca-Cola Bottling Co. Consolidated	785	140,397
Craft Brew Alliance Inc. (a)	2,290	38,701
Darling Ingredients Inc. (a)	27,627	356,665
Dean Foods Co.	15,465	336,828
e.l.f. Beauty Inc. (a)	1,144	33,107
Farmer Brothers Co. (a)	1,256	46,095
Fresh Del Monte Produce Inc.	5,399	327,341
Freshpet Inc. (a)	3,797	38,540
HRG Group Inc. (a)	19,882	309,364
Ingles Markets Inc. Class A	2,296	110,438
Inter Parfums Inc.	2,878	94,255
Inventure Foods Inc. (a)	3,389	33,382
J&J Snack Foods Corp.	2,473	329,972
John B. Sanfilippo & Son Inc.	1,451	102,136
Lancaster Colony Corp.	3,140	443,965
Landec Corp. (a)	4,484	61,879
Lifevantage Corp. (a)	2,216	18,060
Lifeway Foods Inc. (a)	853	9,818
Limoneira Co.	1,908	41,041
Medifast Inc.	1,813	75,475
MGP Ingredients Inc.	2,070	103,459
National Beverage Corp.	1,935	98,840
Natural Grocers by Vitamin Cottage Inc. (a)	1,513	17,990
Natural Health Trends Corp.	1,276	31,709
Nature’s Sunshine Products Inc.	1,753	26,295
Nutraceutical International Corp.	1,399	48,895

See accompanying notes to financial statements.	55

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Oil-Dri Corporation of America	848	$32,402
Omega Protein Corp. (a)	3,705	92,810
Orchids Paper Products Co.	1,513	39,610
Performance Food Group Co. (a)	6,170	148,080
PriceSmart Inc.	3,312	276,552
Primo Water Corp. (a)	3,400	41,752
Revlon Inc. Class A (a)	1,977	57,630
Sanderson Farms Inc.	3,310	311,934
Seaboard Corp. (a)	44	173,888
Seneca Foods Corp. Class A (a)	1,104	44,215
Smart & Final Stores Inc. (a)	3,872	54,595
Snyder’s-Lance Inc.	13,306	510,152
SpartanNash Co.	6,079	240,364
SUPERVALU Inc. (a)	45,060	210,430
Synutra International Inc. (a)	3,147	16,836
Tootsie Roll Industries Inc.	2,853	113,407
Turning Point Brands Inc. (a)	983	12,042
United Natural Foods Inc. (a)	8,238	393,117
Universal Corp.	3,750	239,062
USANA Health Sciences Inc. (a)	1,710	104,652
Vector Group Ltd.	15,361	349,309
Village Super Market Inc. Class A	1,134	35,041
WD-40 Co.	2,350	274,715
Weis Markets Inc.	1,594	106,543

		9,296,218

Energy (3.69%)
Abraxas Petroleum Corp. (a)	20,107	51,675
Adams Resources & Energy Inc.	325	12,886
Alon USA Energy Inc.	5,021	57,140
Archrock Inc.	11,716	154,651
Ardmore Shipping Corp.	4,945	36,593
Atwood Oceanics Inc.	9,982	131,064
Bill Barrett Corp. (a)	7,868	54,997
Bristow Group Inc.	5,616	115,016
California Resources Corp. (a)	5,216	111,049
Callon Petroleum Co. (a)	24,201	371,969
CARBO Ceramics Inc. (a)	3,158	33,033
Carrizo Oil & Gas Inc. (a)	10,025	374,434
Clayton Williams Energy Inc. (a)	1,030	122,838
Clean Energy Fuels Corp. (a)	14,387	41,147
Cobalt International Energy Inc. (a)	67,015	81,758
Contango Oil & Gas Co. (a)	3,797	35,464
CVR Energy Inc.	2,607	66,192
Dawson Geophysical Co. (a)	3,252	26,146
Delek US Holdings Inc.	10,169	244,768
Denbury Resources Inc. (a)	57,960	213,293
DHT Holdings Inc.	15,054	62,324
Dorian LPG Ltd. (a)	3,920	32,183
Earthstone Energy Inc. (a)	467	6,417
Eclipse Resources Corp. (a)	9,293	24,812
EP Energy Corp. Class A (a)	6,343	41,547
Era Group Inc. (a)	3,256	55,254
Erin Energy Corp. (a)	1,543	4,706
Evolution Petroleum Corp.	4,232	42,320
EXCO Resources Inc. (a)	21,792	19,040

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Exterran Corp. (a)	5,164	$123,420
Fairmount Santrol Holdings Inc. (a)	14,438	170,224
Forum Energy Technologies Inc. (a)	9,943	218,746
Frontline Ltd.	10,667	75,842
GasLog Ltd.	6,732	108,385
Gener8 Maritime Inc. (a)	6,509	29,160
Geospace Technologies Corp. (a)	2,059	41,921
Golar LNG Ltd.	14,965	343,297
Green Plains Inc.	6,213	173,032
Helix Energy Solutions Group Inc. (a)	18,792	165,745
Hornbeck Offshore Services Inc. (a)	5,197	37,522
Independence Contract Drilling Inc. (a)	4,876	32,669
International Seaways Inc. (a)	2,277	31,969
Isramco Inc. (a)	144	17,899
Jones Energy Inc. Class A (a)	11,131	55,655
Matador Resources Co. (a)	13,978	360,073
Matrix Service Co. (a)	4,331	98,314
McDermott International Inc. (a)	40,247	297,425
Natural Gas Services Group (a)	2,128	68,415
Navios Maritime Acquisition Corp.	13,865	23,570
Newpark Resources Inc. (a)	13,750	103,125
Nordic American Tankers Ltd.	14,387	120,851
Northern Oil and Gas Inc. (a)	7,835	21,546
Oasis Petroleum Inc. (a)	38,737	586,478
Oil States International Inc. (a)	8,481	330,759
Overseas Shipholding Group Inc. Class A	6,832	26,167
Pacific Ethanol Inc. (a)	4,757	45,192
Panhandle Oil & Gas Inc.	2,721	64,080
Par Pacific Holdings Inc. (a)	5,803	84,376
Parker Drilling Co. (a)	20,082	52,213
PDC Energy Inc. (a)	9,247	671,147
PHI Inc. (a)	2,033	36,635
Pioneer Energy Services Corp. (a)	12,059	82,604
Renewable Energy Group Inc. (a)	7,005	67,948
REX American Resources Corp. (a)	984	97,170
RigNet Inc. (a)	2,020	46,763
Ring Energy Inc. (a)	6,546	85,033
RSP Permian Inc. (a)	16,321	728,243
Sanchez Energy Corp. (a)	8,564	77,333
Scorpio Tankers Inc.	27,054	122,555
SEACOR Holdings Inc. (a)	2,641	188,250
Seadrill Ltd. (a)	62,396	212,770
SemGroup Corp. Class A	10,990	458,832
Ship Finance International Ltd.	9,828	145,946
Smart Sand Inc. (a)	1,674	27,705
Synergy Resources Corp. (a)	30,779	274,241
Teekay Corp.	8,555	68,697
Teekay Tankers Ltd. Class A	19,033	43,015
Tesco Corp. (a)	8,072	66,594
TETRA Technologies Inc. (a)	15,105	75,827
Tidewater Inc. (a)	7,530	25,677
Unit Corp. (a)	8,340	224,096
US Silica Holdings Inc.	12,137	687,925
W&T Offshore Inc. (a)	6,085	16,855
Western Refining Inc.	13,402	507,266

56	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Westmoreland Coal Co. (a)	2,805	$49,564
Willbros Group Inc. (a)	6,950	22,518

		11,643,995

Financials (19.65%)
1st Source Corp.	2,635	117,675
Access National Corp.	1,433	39,780
ACNB Corp.	927	28,965
AG Mortgage Investment Trust Inc.	4,639	79,370
Allegiance Bancshares Inc. (a)	1,778	64,275
Altisource Residential Corp.	8,705	96,100
Ambac Financial Group Inc. (a)	7,316	164,610
American Equity Investment Life Holding Co.	13,457	303,321
American National Bankshares Inc.	1,465	50,982
Ameris Bancorp	5,613	244,727
Amerisafe Inc.	3,146	196,153
Ames National Corp.	1,401	46,233
Anworth Mortgage Asset Corp.	15,974	82,586
Apollo Commercial Real Estate Finance Inc.	11,934	198,343
Ares Commercial Real Estate Corp.	4,511	61,936
Argo Group International Holdings Ltd.	4,733	311,905
Arlington Asset Investment Corp. Class A	3,748	55,545
ARMOUR Residential REIT Inc.	6,169	133,806
Arrow Financial Corp.	1,957	79,258
Associated Capital Group Inc. Class A	770	25,294
Astoria Financial Corp.	15,551	290,026
Atlantic Capital Bankshares Inc. (a)	2,786	52,934
Atlas Financial Holdings Inc. (a)	1,822	32,887
B. Riley Financial Inc.	1,425	26,291
Baldwin & Lyons Inc.	1,564	39,413
Banc of California Inc.	8,120	140,882
BancFirst Corp.	1,277	118,825
Banco Latinoamericano de Comercio Exterior SA	5,060	148,966
Bancorp Inc., The (a)	8,362	65,725
BancorpSouth Inc.	14,577	452,616
Bank Mutual Corp.	6,803	64,288
Bank of Marin Bancorp	946	65,984
Bank of N. T. Butterfield & Son Ltd., The	1,008	31,692
Bank of the Ozarks Inc.	14,788	777,701
BankFinancial Corp.	2,623	38,873
Bankwell Financial Group Inc.	917	29,802
Banner Corp.	4,836	269,897
Bar Harbor Bankshares	1,022	48,371
Bear State Financial Inc.	2,868	29,110
Beneficial Bancorp Inc.	11,570	212,888
Berkshire Hills Bancorp Inc.	5,049	186,056
BGC Partners Inc. Class A	36,506	373,456
Blue Capital Reinsurance Holdings Ltd.	940	17,343
Blue Hills Bancorp Inc.	4,173	78,244
BNC Bancorp	6,946	221,577

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
BofI Holding Inc. (a)	10,152	$289,840
Boston Private Financial Holdings Inc.	14,001	231,717
Bridge Bancorp Inc.	2,738	103,770
Brookline Bancorp Inc.	11,309	185,468
Bryn Mawr Bank Corp.	2,808	118,357
BSB Bancorp Inc. (a)	1,277	36,969
C&F Financial Corp.	505	25,174
Calamos Asset Management Inc. Class A	2,906	24,846
California First National Bancorp	353	5,524
Camden National Corp.	2,491	110,725
Capital Bank Financial Corp. Class A	3,943	154,763
Capital City Bank Group Inc.	1,774	36,332
Capitol Federal Financial Inc.	21,193	348,837
Capstead Mortgage Corp.	15,841	161,420
Cardinal Financial Corp.	5,204	170,639
Carolina Financial Corp.	1,624	50,003
Cascade Bancorp (a)	5,247	42,606
Cathay General Bancorp	12,483	474,728
Centerstate Banks Inc.	7,635	192,173
Central Pacific Financial Corp.	4,947	155,435
Central Valley Community Bancorp	1,353	27,006
Century Bancorp Inc. Class A	507	30,420
Charter Financial Corp.	2,475	41,258
Chemical Financial Corp.	11,005	596,141
Chemung Financial Corp.	478	17,375
Citizens & Northern Corp.	2,103	55,099
Citizens Inc. (a)	8,028	78,835
City Holding Co.	2,466	166,702
Clifton Bancorp Inc.	3,713	62,824
CNB Financial Corp.	2,471	66,075
CNO Financial Group Inc.	29,705	568,851
CoBiz Financial Inc.	6,086	102,793
Codorus Valley Bancorp Inc.	1,259	36,006
Cohen & Steers Inc.	3,439	115,550
Colony Capital Inc. Class A	18,598	376,610
Columbia Banking System Inc.	9,775	436,747
Community Bank System Inc.	7,222	446,247
Community Trust Bancorp Inc.	2,596	128,762
ConnectOne Bancorp Inc.	4,721	122,510
County Bancorp Inc.	714	19,257
Cowen Group Inc. Class A (a)	4,175	64,712
Crawford & Co. Class B	2,133	26,790
CU Bancorp (a)	2,654	95,013
Customers Bancorp Inc. (a)	4,084	146,289
CVB Financial Corp.	16,758	384,261
CYS Investments Inc.	25,199	194,788
Diamond Hill Investment Group	504	106,032
Dime Community Bancshares	5,098	102,470
Donegal Group Inc.	1,325	23,161
Dynex Capital Inc.	7,751	52,862
Eagle Bancorp Inc. (a)	5,168	314,990
eHealth Inc. (a)	2,788	29,692
EMC Insurance Group Inc.	1,570	47,116
Employers Holdings Inc.	5,173	204,851

See accompanying notes to financial statements.	57

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Encore Capital Group Inc. (a)	3,973	$113,826
Enova International Inc. (a)	4,230	53,087
Enstar Group Ltd. (a)	1,860	367,722
Enterprise Bancorp Inc.	1,586	59,570
Enterprise Financial Services Corp.	3,244	139,492
Equity Bancshares Inc. Class A (a)	807	27,147
ESSA Bancorp Inc.	1,222	19,210
Essent Group Ltd. (a)	12,623	408,607
EverBank Financial Corp.	17,305	336,582
Evercore Partners Inc. Class A	6,464	444,077
EZCORP Inc. Class A (a)	8,247	87,831
F.N.B. Corp.	35,122	563,006
Farmers Capital Bank Corp.	1,218	51,217
Farmers National Banc Corp.	3,799	53,946
FBL Financial Group Inc. Class A	1,643	128,400
FBR & Co.	935	12,155
FCB Financial Holdings Inc. Class A (a)	4,955	236,354
Federal Agricultural Mortgage Corp. Class C	1,454	83,271
Federated National Holding Co.	2,068	38,651
Fidelity & Guaranty Life	2,278	53,989
Fidelity Southern Corp.	3,307	78,277
Fifth Street Asset Management Inc.	1,091	7,310
Financial Engines Inc.	8,845	325,054
Financial Institutions Inc.	2,360	80,712
First BanCorp (a)	19,348	127,890
First Bancorp (North Carolina)	3,299	89,535
First Bancorp Inc.	1,619	53,589
First Busey Corp.	5,024	154,639
First Business Financial Services Inc.	1,316	31,216
First Citizens BancShares Inc. Class A	1,276	452,980
First Commonwealth Financial Corp.	14,795	209,793
First Community Bancshares Inc.	2,542	76,616
First Community Financial Partners Inc. (a)	2,043	23,903
First Connecticut Bancorp Inc.	2,391	54,156
First Defiance Financial Corp.	1,425	72,304
First Financial Bancorp	10,406	296,051
First Financial Bankshares Inc.	10,735	485,222
First Financial Corp. Indiana	1,760	92,928
First Financial Northwest Inc.	1,367	26,985
First Foundation Inc. (a)	2,147	61,190
First Internet Bancorp	831	26,592
First Interstate BancSystem Inc.	3,212	136,671
First Merchants Corp.	6,699	252,217
First Mid-Illinois Bancshares Inc.	1,139	38,726
First Midwest Bancorp Inc.	13,633	343,961
First NBC Bank Holding Co. (a)	2,561	18,695
First Northwest Bancorp (a)	1,746	27,238
First of Long Island Corp., The	3,496	99,811
FirstCash Inc.	7,896	371,112
Flagstar Bancorp Inc. (a)	3,450	92,943
Flushing Financial Corp.	4,577	134,518
FNFV Group (a)	10,980	150,426
Franklin Financial Network Inc. (a)	1,545	64,658
Fulton Financial Corp.	28,862	542,606
Gain Capital Holdings Inc.	6,022	39,625

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
GAMCO Investors Inc.	766	$23,662
Genworth Financial Inc. Class A (a)	80,676	307,376
German American Bancorp Inc.	2,391	125,791
Glacier Bancorp Inc.	12,765	462,476
Global Indemnity Ltd. (a)	1,355	51,775
Great Ajax Corp.	2,858	37,926
Great Southern Bancorp Inc.	1,742	95,200
Great Western Bancorp Inc.	9,924	432,587
Green Bancorp Inc. (a)	3,305	50,236
Green Dot Corp. Class A (a)	7,044	165,886
Greene County Bancorp Inc.	388	8,885
Greenhill & Co. Inc.	4,779	132,378
Greenlight Capital Re Ltd. Class A (a)	5,261	119,951
Guaranty Bancorp	2,476	59,919
Hallmark Financial Services Inc. (a)	2,453	28,528
Hancock Holding Co.	12,925	557,068
Hanmi Financial Corp.	5,153	179,840
Hannon Armstrong Sustainable Infrastructure Capital Inc.	7,108	134,981
HarborOne Bancorp Inc. (a)	2,434	47,074
HCI Group Inc.	1,462	57,720
Heartland Financial USA Inc.	3,603	172,944
Hennessy Advisors Inc.	459	14,573
Heritage Commerce Corp.	4,270	61,616
Heritage Financial Corp.	4,975	128,106
Heritage Insurance Holdings Inc.	4,402	68,979
Heritage Oaks Bancorp	3,905	48,149
Hilltop Holdings Inc.	12,694	378,281
Hingham Institution for Savings	202	39,750
Home Bancorp Inc.	875	33,784
Home Bancshares Inc.	20,213	561,315
HomeStreet Inc. (a)	3,852	121,723
HomeTrust Bancshares Inc. (a)	2,837	73,478
Hope Bancorp Inc.	21,583	472,452
Horace Mann Educators Corp.	6,786	290,441
Horizon Bancorp	3,193	89,404
Houlihan Lokey Inc.	2,013	62,645
IBERIABANK Corp.	7,037	589,349
Impac Mortgage Holdings Inc. (a)	1,386	19,432
Independence Holding Co.	1,269	24,809
Independent Bank Corp.	4,382	308,712
Independent Bank Corp. (Michigan)	3,613	78,402
Independent Bank Group Inc.	1,825	113,880
Infinity Property & Casualty Corp.	1,852	162,791
International Bancshares Corp.	9,228	376,502
INTL FCStone Inc. (a)	2,658	105,257
Invesco Mortgage Capital	19,032	277,867
Investment Technology Group Inc.	5,564	109,833
Investors Bancorp Inc.	49,443	689,730
Investors Title Co.	227	35,907
James River Group Holdings Ltd.	2,357	97,933
Janus Capital Group Inc.	23,836	316,304
KCG Holdings Inc. Class A (a)	8,652	114,639
Kearny Financial Corp.	15,083	234,541
Kemper Corp.	6,556	290,431
Kinsale Capital Group Inc.	1,111	37,785

58	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Ladder Capital Corp.	6,461	$88,645
Ladenburg Thalmann Financial Services Inc. (a)	17,002	41,485
Lake Sunapee Bank Group	1,225	28,898
Lakeland Bancorp Inc.	6,945	135,428
Lakeland Financial Corp.	3,985	188,730
LCNB Corp.	1,299	30,202
LegacyTexas Financial Group Inc.	7,345	316,276
LendingClub Corp. (a)	54,433	285,773
LendingTree Inc. (a)	1,094	110,877
Live Oak Bancshares Inc.	3,146	58,201
Macatawa Bank Corp.	4,121	42,900
Maiden Holdings Ltd.	10,151	177,135
MainSource Financial Group Inc.	3,773	129,791
Manning & Napier Inc.	2,329	17,584
Marlin Business Services Corp.	1,319	27,567
MB Financial Inc.	12,245	578,331
MBIA Inc. (a)	21,898	234,309
MBT Financial Corp.	2,828	32,098
Medley Management Inc. Class A	1,008	9,979
Mercantile Bank Corp.	2,644	99,679
Merchants Bancshares Inc.	948	51,382
Meridian Bancorp Inc.	8,108	153,241
Meta Financial Group Inc.	1,353	139,224
MGIC Investment Corp. (a)	56,537	576,112
Middleburg Financial Corp.	730	25,368
Midland States Bancorp Inc.	590	21,346
MidWestOne Financial Group Inc.	1,348	50,685
Moelis & Co.	3,045	103,226
MTGE Investment Corp.	7,684	120,639
MutualFirst Financial Inc.	809	26,778
National Bank Holdings Corp. Class A	4,030	128,517
National Bankshares Inc.	1,186	51,532
National Commerce Corp. (a)	1,370	50,896
National General Holdings Corp.	8,260	206,417
National Western Life Group Inc. Class A	402	124,942
Nationstar Mortgage Holdings Inc. (a)	5,654	102,111
Navigators Group Inc., The	1,864	219,486
NBT Bancorp Inc.	7,087	296,804
Nelnet Inc. Class A	3,375	171,281
New Residential Investment Corp.	40,358	634,428
New York Mortgage Trust Inc.	19,290	127,314
NewStar Financial Inc. (a)	3,885	35,936
Nicolet Bankshares Inc. (a)	1,264	60,280
NMI Holdings Inc. Class A (a)	8,247	87,831
Northfield Bancorp Inc.	7,062	141,028
Northrim BanCorp Inc.	1,050	33,180
Northwest Bancshares Inc.	15,854	285,848
OceanFirst Financial Corp.	3,458	103,844
Ocwen Financial Corp. (a)	17,237	92,907
OFG Bancorp	7,286	95,447
Old Line Bancshares Inc.	1,298	31,126
Old National Bancorp	22,381	406,215
Old Second Bancorp Inc.	4,807	53,117
OM Asset Management PLC	6,576	95,352
On Deck Capital Inc. (a)	7,800	36,114

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
OneBeacon Insurance Group Ltd. Class A	3,421	$54,907
Oppenheimer Holdings Inc. Class A	1,622	30,169
Opus Bank	2,826	84,921
Orchid Island Capital Inc.	4,091	44,306
Oritani Financial Corp.	6,491	121,706
Orrstown Financial Services Inc.	1,094	24,506
Owens Realty Mortgage Inc.	1,575	29,169
Pacific Continental Corp.	3,093	67,582
Pacific Mercantile Bancorp (a)	2,339	17,075
Pacific Premier Bancorp Inc. (a)	4,567	161,443
Park National Corp.	2,193	262,414
Park Sterling Corp.	8,396	90,593
Patriot National Inc. (a)	2,065	9,602
Peapack-Gladstone Financial Corp.	2,618	80,844
Penns Woods Bancorp Inc.	803	40,552
PennyMac Financial Services Inc. Class A (a)	2,351	39,144
PennyMac Mortgage Investment Trust	11,377	186,241
Peoples Bancorp Inc.	2,697	87,545
Peoples Financial Services Corp.	1,148	55,908
People’s Utah Bancorp	2,076	55,741
PHH Corp. (a)	8,689	131,725
PICO Holdings Inc. (a)	3,845	58,252
Pinnacle Financial Partners Inc.	7,209	499,584
Piper Jaffray Companies Inc. (a)	2,428	176,030
PJT Partners Inc. Class A	2,902	89,614
PRA Group Inc. (a)	7,654	299,271
Preferred Bank	1,949	102,167
Premier Financial Bancorp Inc.	1,439	28,924
Primerica Inc.	7,755	536,258
PrivateBancorp Inc.	13,096	709,672
Prosperity Bancshares Inc.	11,146	800,060
Provident Bancorp Inc. (a)	658	11,778
Provident Financial Holdings Inc.	1,004	20,301
Provident Financial Services Inc.	10,152	287,302
Pzena Investment Management Inc. Class A	2,576	28,619
QCR Holdings Inc.	1,906	82,530
Radian Group Inc.	35,636	640,735
Redwood Trust Inc.	12,726	193,562
Regional Management Corp. (a)	1,843	48,434
Renasant Corp.	6,930	292,585
Republic Bancorp Inc. Class A	1,659	65,597
Republic First Bancorp Inc. (a)	6,952	58,049
Resource Capital Corp.	5,059	42,141
RLI Corp.	6,261	395,257
S&T Bancorp Inc.	5,501	214,759
Safeguard Scientifics Inc. (a)	3,262	43,874
Safety Insurance Group Inc.	2,418	178,207
Sandy Spring Bancorp Inc.	3,902	156,041
Seacoast Banking Corporation of Florida (a)	4,855	107,101
Selective Insurance Group Inc.	9,108	392,099
ServisFirst Bancshares Inc.	7,616	285,143
Shore Bancshares Inc.	1,949	29,722
SI Financial Group Inc.	1,654	25,472

See accompanying notes to financial statements.	59

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Sierra Bancorp	2,017	$53,632
Silvercrest Asset Management Group Inc. Class A	1,050	13,808
Simmons First National Corp.	4,980	309,507
South State Corp.	3,985	348,289
Southern First Bancshares Inc. (a)	907	32,652
Southern Missouri Bancorp Inc.	897	31,736
Southern National Bancorp of Virginia Inc.	1,700	27,778
Southside Bancshares Inc.	4,093	154,183
Southwest Bancorp Inc.	3,005	87,145
State Auto Financial Corp.	2,767	74,183
State Bank Financial Corp.	5,892	158,259
State National Companies Inc.	5,045	69,924
Sterling Bancorp	21,264	497,578
Stewart Information Services Corp.	3,643	167,869
Stifel Financial Corp. (a)	10,591	529,020
Stock Yards Bancorp Inc.	3,640	170,898
Stonegate Bank	1,963	81,916
Suffolk Bancorp	1,941	83,114
Summit Financial Group Inc.	1,299	35,761
Sun Bancorp Inc.	1,715	44,590
Territorial Bancorp Inc.	1,261	41,411
Texas Capital Bancshares Inc. (a)	7,879	617,714
Third Point Reinsurance Ltd. (a)	11,053	127,662
Tiptree Financial Inc. Class A	4,735	29,120
Tompkins Financial Corp.	2,444	231,056
TowneBank	9,431	313,581
Trico Bancshares	3,399	116,178
Tristate Capital Holdings Inc. (a)	3,684	81,416
Triumph Bancorp Inc. (a)	2,497	65,297
Trupanion Inc. (a)	2,406	37,341
Trustco Bank Corp. NY	15,315	134,006
Trustmark Corp.	11,326	403,772
UMB Financial Corp.	7,494	577,937
Umpqua Holdings Corp.	36,888	692,757
Union Bankshares Corp.	7,281	260,223
Union Bankshares Inc.	589	26,770
United Bankshares Inc.	11,023	509,814
United Community Banks Inc.	11,519	341,193
United Community Financial Corp.	7,542	67,425
United Financial Bancorp Inc.	8,238	149,602
United Fire Group Inc.	3,704	182,126
United Insurance Holdings Corp.	2,848	43,119
Universal Insurance Holdings Inc.	5,459	155,036
Univest Corp. of Pennsylvania	4,423	136,671
Valley National Bancorp	41,410	482,012
Veritex Holdings Inc. (a)	1,290	34,456
Virtu Financial Inc. Class A	4,138	66,001
Virtus Investment Partners Inc.	767	90,544
Waddell & Reed Financial Inc. Class A	13,071	255,015
Walker & Dunlop Inc. (a)	4,558	142,210
Walter Investment Management Corp. (a)	3,174	15,076
Washington Federal Inc.	15,275	524,696
Washington Trust Bancorp Inc.	2,424	135,865
WashingtonFirst Bankshares Inc.	1,330	38,536

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Waterstone Financial Inc.	4,337	$79,801
Webster Financial Corp.	15,303	830,647
WesBanco Inc.	6,657	286,650
West Bancorporation	2,667	65,875
Westamerica Bancorporation	4,110	258,642
Western Asset Mortgage Capital Corp.	6,956	70,047
Western New England Bancorp Inc.	2,371	22,169
Westwood Holdings Group Inc.	1,333	79,967
Wintrust Financial Corp.	8,582	622,796
WisdomTree Investments Inc.	19,224	214,155
WMIH Corp. (a)	33,065	51,251
World Acceptance Corp. (a)	1,019	65,501
WSFS Financial Corp.	4,772	221,182
Xenith Bankshares Inc. (a)	1,487	41,933
Yadkin Financial Corp.	8,240	282,302

		61,940,897

Health Care (12.01%)
AAC Holdings Inc. (a)	1,632	11,816
Abaxis Inc.	3,649	192,558
Accelerate Diagnostics Inc. (a)	4,003	83,062
Acceleron Pharma Inc. (a)	4,520	115,350
Accuray Inc. (a)	12,960	59,616
AcelRx Pharmaceuticals Inc. (a)	5,654	14,700
Aceto Corp.	4,780	105,015
Achillion Pharmaceuticals Inc. (a)	19,565	80,803
Aclaris Therapeutics Inc. (a)	1,679	45,568
Acorda Therapeutics Inc. (a)	7,140	134,232
Adamas Pharmaceuticals Inc. (a)	2,737	46,255
Addus HomeCare Corp. (a)	1,415	49,596
Adeptus Health Inc. Class A (a)	2,344	17,908
Aduro Biotech Inc. (a)	5,802	66,143
Advaxis Inc. (a)	6,329	45,316
Adverum Biotechnologies Inc. (a)	6,303	18,279
Aerie Pharmaceuticals Inc. (a)	4,679	177,100
Aevi Genomic Medicine Inc. (a)	4,192	21,715
Agenus Inc. (a)	12,282	50,602
Agile Therapeutics Inc. (a)	2,304	13,133
Aimmune Therapeutics Inc. (a)	4,281	87,546
Air Methods Corp. (a)	5,610	178,678
Akebia Therapeutics Inc. (a)	5,981	62,262
Albany Molecular Research Inc. (a)	4,347	81,550
Alder Biopharmaceuticals Inc. (a)	7,786	161,949
Almost Family Inc. (a)	1,338	59,006
AMAG Pharmaceuticals Inc. (a)	5,797	201,736
Amedisys Inc. (a)	4,647	198,102
American Renal Associates Holdings Inc. (a)	1,439	30,622
Amicus Therapeutics Inc. (a)	24,428	121,407
AMN Healthcare Services Inc. (a)	7,876	302,832
Amphastar Pharmaceuticals Inc. (a)	5,857	107,886
Ampio Pharmaceuticals Inc. (a)	7,018	6,318
Analogic Corp.	2,073	171,955
Anavex Life Sciences Corp. (a)	5,360	21,226
Angiodynamics Inc. (a)	4,539	76,573

60	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
ANI Pharmaceuticals Inc. (a)	1,342	$81,352
Anika Therapeutics Inc. (a)	2,366	115,839
Anthera Pharmaceuticals Inc. (a)	6,303	4,091
Applied Genetic Technologies Corp. (a)	2,067	19,326
Aptevo Therapeutics Inc. (a)	2,684	6,549
Aratana Therapeutics Inc. (a)	5,615	40,316
Ardelyx Inc. (a)	5,362	76,140
Arena Pharmaceuticals Inc. (a)	39,135	55,572
Argos Therapeutics Inc. (a)	3,461	16,959
ARIAD Pharmaceuticals Inc. (a)	29,512	367,129
Array Biopharma Inc. (a)	27,855	244,845
Arrowhead Pharmaceuticals Inc. (a)	10,084	15,630
Asterias Biotherapeutics (a)	3,503	16,114
Atara Biotherapeutics Inc. (a)	3,815	54,173
Athersys Inc. (a)	12,181	18,637
AtriCure Inc. (a)	5,146	100,707
Atrion Corp.	233	118,178
AveXis Inc. (a)	817	38,995
Avinger Inc. (a)	3,369	12,465
AxoGen Inc. (a)	3,838	34,542
Axovant Sciences Ltd. (a)	4,001	49,692
Axsome Therapeutics Inc. (a)	1,688	11,394
Bellicum Pharmaceutical Inc. (a)	3,415	46,512
BioCryst Pharmaceuticals Inc. (a)	11,761	74,447
Bio-Path Holdings Inc. (a)	13,313	17,973
BioScrip Inc. (a)	17,839	18,553
BioSpecifics Technologies Corp. (a)	954	53,138
BioTelemetry Inc. (a)	4,494	100,441
BioTime Inc. (a)	10,940	39,493
Bluebird Bio Inc. (a)	6,660	410,922
Blueprint Medicines Corp. (a)	3,276	91,892
Cambrex Corp. (a)	5,264	283,993
Cantel Medical Corp.	5,990	471,713
Capital Senior Living Corp. (a)	4,838	77,650
Cara Therapeutics Inc. (a)	3,959	36,779
Cardiovascular Systems Inc. (a)	5,363	129,838
Castlight Health Inc. Class B (a)	6,545	32,398
Catalent Inc. (a)	16,760	451,850
Celldex Therapeutics Inc. (a)	15,905	56,304
Cellular Biomedicine Group Inc. (a)	1,979	25,925
Cempra Inc. (a)	7,466	20,905
Cerus Corp. (a)	16,636	72,367
Chemed Corp.	2,670	428,295
ChemoCentryx Inc. (a)	3,444	25,486
Chimerix Inc. (a)	7,277	33,474
ChromaDex Corp. (a)	4,746	15,709
Cidara Therapeutics Inc. (a)	1,689	17,566
Civitas Solutions Inc. (a)	2,482	49,392
Clearside Biomedical Inc. (a)	1,372	12,266
Clovis Oncology Inc. (a)	5,475	243,200
Coherus Biosciences Inc. (a)	4,843	136,330
Collegium Pharmaceutical Inc. (a)	2,585	40,248
Community Health Systems Inc. (a)	18,799	105,086
Computer Programs & Systems Inc.	1,814	42,810
Concert Pharmaceuticals Inc. (a)	2,874	29,573
ConforMis Inc. (a)	5,807	47,037

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Conmed Corp.	4,575	$202,078
Corcept Therapeutics Inc. (a)	12,238	88,848
Corindus Vascular Robotics Inc. (a)	8,220	5,741
Corvel Corp. (a)	1,625	59,475
Corvus Pharmaceuticals Inc. (a)	509	7,279
Cotiviti Holdings Inc. (a)	2,143	73,719
Cross Country Healthcare Inc. (a)	5,115	79,845
CryoLife Inc.	5,125	98,144
Curis Inc. (a)	17,654	54,374
Cutera Inc. (a)	2,200	38,170
Cynosure Inc. Class A (a)	3,914	178,478
Cytokinetics Inc. (a)	5,883	71,478
CytomX Therapeutics Inc. (a)	3,286	36,113
CytRx Corp. (a)	11,818	4,399
DepoMed Inc. (a)	10,086	181,750
Dermira Inc. (a)	4,078	123,686
Dimension Therapeutics Inc. (a)	1,919	8,348
Diplomat Pharmacy Inc. (a)	7,754	97,700
Durect Corp. (a)	21,922	29,375
Dyax Corp. Contingent Value Rights (a) (b)	23,324	25,890
Dynavax Technologies Corp. (a)	6,388	25,233
Eagle Pharmaceuticals Inc. (a)	1,510	119,803
Edge Therapeutics Inc. (a)	2,610	32,625
Editas Medicine Inc. (a)	1,166	18,924
Egalet Corp. (a)	3,432	26,255
Eiger BioPharmaceuticals Inc. (a)	539	6,279
Emergent Biosolutions Inc. (a)	5,368	176,285
Enanta Pharmaceuticals Inc. (a)	2,573	86,196
Endocyte Inc. (a)	6,481	16,527
Endologix Inc. (a)	13,356	76,396
Ensign Group Inc., The	7,924	175,992
Entellus Medical Inc. (a)	1,204	22,840
Enzo Biochem Inc. (a)	6,419	44,548
Epizyme Inc. (a)	6,636	80,296
Esperion Therapeutics Inc. (a)	2,419	30,286
Evolent Health Inc. Class A (a)	2,854	42,239
Exact Sciences Corp. (a)	17,558	234,575
Exactech Inc. (a)	1,714	46,792
Exelixis Inc. (a)	37,892	564,970
FibroGen Inc. (a)	8,619	184,447
Five Prime Therapeutics Inc. (a)	4,459	223,440
Flex Pharma Inc. (a)	1,701	8,981
Flexion Therapeutics Inc. (a)	4,229	80,436
Fluidigm Corp. (a)	4,743	34,529
Fortress Biotech Inc. (a)	5,274	14,240
Foundation Medicine Inc. (a)	2,203	38,993
Galena Biopharma Inc. (a)	1,573	3,052
Genesis Healthcare Inc. (a)	5,731	24,357
GenMark Diagnostics Inc. (a)	6,466	79,144
Genomic Health Inc. (a)	3,070	90,227
Geron Corp. (a)	25,848	53,505
Glaukos Corp. (a)	2,744	94,119
Global Blood Therapeutics Inc. (a)	2,877	41,573
Globus Medical Inc. Class A (a)	11,854	294,098
GlycoMimetics Inc. (a)	1,589	9,693

See accompanying notes to financial statements.	61

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Haemonetics Corp. (a)	8,476	$340,735
Halozyme Therapeutics Inc. (a)	17,964	177,484
Halyard Health Inc. (a)	7,787	287,963
HealthEquity Inc. (a)	7,144	289,475
Healthsouth Corp.	14,893	614,187
HealthStream Inc. (a)	4,249	106,437
Healthways Inc. (a)	5,412	123,123
Heron Therapeutics Inc. (a)	5,234	68,565
Heska Corp. (a)	1,033	73,963
HMS Holdings Corp. (a)	14,045	255,057
Horizon Pharma PLC (a)	27,187	439,886
ICU Medical Inc. (a)	2,475	364,691
Idera Pharmaceuticals Inc. (a)	14,292	21,438
Ignyta Inc. (a)	4,766	25,260
Immune Design Corp. (a)	3,404	18,722
ImmunoGen Inc. (a)	13,913	28,383
Immunomedics Inc. (a)	15,142	55,571
Impax Laboratories Inc. (a)	12,189	161,504
INC Research Holdings Inc. Class A (a)	6,851	360,363
Infinity Pharmaceuticals Inc. (a)	7,755	10,469
Innoviva Inc. (a)	13,334	142,674
Inogen Inc. (a)	2,692	180,822
Inotek Pharmaceuticals Corp. (a)	2,799	17,074
Inovio Pharmaceuticals Inc. (a)	10,988	76,257
Insmed Inc. (a)	10,429	137,976
Insulet Corp. (a)	9,730	366,626
Insys Therapeutics Inc. (a)	3,805	35,006
Integer Holdings Corp. (a)	5,038	148,369
Integra LifeSciences Holdings Corp. (a)	5,055	433,668
Intellia Therapeutics Inc. (a)	1,147	15,037
Intersect ENT Inc. (a)	4,185	50,638
Intra-Cellular Therapies Inc. (a)	5,664	85,470
Invacare Corp.	5,262	68,669
Invitae Corp. (a)	4,457	35,389
InVivo Therapeutics Holdings Corp. (a)	5,348	22,462
iRadimed Corp. (a)	658	7,304
iRhythm Technologies Inc. (a)	901	27,030
IRIDEX Corp. (a)	1,196	16,816
Ironwood Pharmaceuticals Inc. (a)	21,623	330,616
K2M Group Holdings Inc. (a)	4,212	84,408
Karyopharm Therapeutics Inc. (a)	4,388	41,247
Keryx Biopharmaceuticals Inc. (a)	13,103	76,784
Kindred Healthcare Inc.	14,033	110,159
Kite Pharma Inc. (a)	6,635	297,513
La Jolla Pharmaceutical Co. (a)	2,669	46,788
Landauer Inc.	1,641	78,932
Lannett Company Inc. (a)	4,575	100,879
LeMaitre Vascular Inc.	2,255	57,142
Lexicon Pharmaceuticals Inc. (a)	7,130	98,608
LHC Group Inc. (a)	2,470	112,879
Ligand Pharmaceuticals Inc. Class B (a)	3,202	325,355
Lion Biotechnologies Inc. (a)	8,868	61,633
Lipocine Inc. (a)	2,668	9,818
Loxo Oncology Inc. (a)	2,191	70,364
Luminex Corp. (a)	6,621	133,943

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
MacroGenics Inc. (a)	5,358	$109,518
Magellan Health Inc. (a)	3,878	291,820
MannKind Corp. (a)	53,096	33,806
Masimo Corp. (a)	6,855	462,027
Medicines Co., The (a)	11,195	379,958
MediciNova Inc. (a)	4,775	28,793
Medidata Solutions Inc. (a)	9,236	458,752
Medpace Holdings Inc. (a)	1,356	48,911
Meridian Bioscience Inc.	6,851	121,263
Merit Medical Systems Inc. (a)	7,123	188,760
Merrimack Pharmaceuticals Inc. (a)	20,105	82,028
MiMedx Group Inc. (a)	16,856	149,344
Minerva Neurosciences Inc. (a)	3,112	36,566
Mirati Therapeutics Inc. (a)	1,789	8,498
Molina Healthcare Inc. (a)	7,132	386,982
Momenta Pharmaceuticals Inc. (a)	10,675	160,659
MyoKardia Inc. (a)	1,813	23,478
Myriad Genetics Inc. (a)	11,161	186,054
NanoString Technologies Inc. (a)	2,463	54,925
NantKwest Inc. (a)	2,640	15,101
Natera Inc. (a)	4,257	49,849
National Healthcare Corp.	1,840	139,454
National Research Corp. Class A	1,572	29,868
Natus Medical Inc. (a)	5,518	192,026
Nektar Therapeutics (a)	23,676	290,505
Neogen Corp. (a)	6,143	405,438
NeoGenomics Inc. (a)	8,824	75,622
Neos Therapeutics Inc. (a)	2,197	12,852
Nevro Corp. (a)	4,026	292,529
NewLink Genetics Corp. (a)	4,332	44,533
Nobilis Health Corp. (a)	9,055	19,016
Novan Inc. (a)	632	17,077
Novavax Inc. (a)	45,809	57,719
Novocure Ltd. (a)	8,272	64,935
NuVasive Inc. (a)	8,286	558,145
NxStage Medical Inc. (a)	10,498	275,153
Ocular Therapeutix Inc. (a)	3,203	26,809
Omeros Corp. (a)	7,191	71,335
Omnicell Inc. (a)	6,049	205,061
OncoMed Pharmaceuticals Inc. (a)	3,575	27,563
Ophthotech Corp. (a)	5,088	24,575
OraSure Technologies Inc. (a)	8,758	76,895
Organovo Holdings Inc. (a)	14,405	48,833
Orthofix International NV (a)	2,903	105,031
Osiris Therapeutics Inc. (a)	3,118	15,309
Otonomy Inc. (a)	3,934	62,551
OvaScience Inc. (a)	5,102	7,806
Owens & Minor Inc.	10,324	364,334
Oxford Immunotec Global PLC (a)	3,617	54,074
Pacific Biosciences of California Inc. (a)	13,794	52,417
Pacira Pharmaceuticals Inc. (a)	6,039	195,060
Paratek Pharmaceuticals Inc. (a)	3,413	52,560
Parexel International Corp. (a)	8,702	571,895
PDL BioPharma Inc.	28,261	59,913
Penumbra Inc. (a)	4,292	273,830

62	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Pfenex Inc. (a)	3,204	$29,060
PharmAthene Inc. (a)	10,024	32,578
PharMerica Corp. (a)	4,918	123,688
Phibro Animal Health Corp. Class A	3,086	90,420
Portola Pharmaceuticals Inc. (a)	8,109	181,966
PRA Health Sciences Inc. (a)	4,007	220,866
Prestige Brands Holdings Inc. (a)	8,794	458,167
Progenics Pharmaceuticals Inc. (a)	11,461	99,023
Protagonist Therapeutics Inc. (a)	1,263	27,773
Proteostasis Therapeutics Inc. (a)	1,837	22,522
Prothena Corp. PLC (a)	5,792	284,908
Providence Service Corp. (a)	2,143	81,541
PTC Therapeutics Inc. (a)	5,458	59,547
Puma Biotechnology Inc. (a)	4,655	142,908
Quality Systems Inc.	8,455	111,183
Quidel Corp. (a)	4,357	93,327
Quorum Health Corp. (a)	4,883	35,499
Radius Health Inc. (a)	5,220	198,517
RadNet Inc. (a)	6,530	42,118
Reata Pharmaceuticals Inc. Class A (a)	926	20,215
REGENXBIO Inc. (a)	3,261	60,492
Regulus Therapeutics Inc. (a)	6,320	14,220
Repligen Corp. (a)	5,562	171,421
Retrophin Inc. (a)	5,975	113,107
Revance Therapeutics Inc. (a)	3,356	69,469
Rigel Pharmaceuticals Inc. (a)	14,722	35,038
Rockwell Medical Inc. (a)	7,927	51,922
RTI Surgical Inc. (a)	9,588	31,161
Sage Therapeutics Inc. (a)	5,167	263,827
Sangamo BioSciences Inc. (a)	11,157	34,029
Sarepta Therapeutics Inc. (a)	8,341	228,794
SciClone Pharmaceuticals Inc. (a)	8,124	87,739
Second Sight Medical Products Inc (a)	2,202	4,338
Select Medical Holdings Corp. (a)	17,612	233,359
Senseonics Holdings Inc. (a)	4,424	11,812
Seres Therapeutics Inc. (a)	2,927	28,977
Sorrento Therapeutics Inc. (a)	4,558	22,334
Spark Therapeutics Inc. (a)	3,277	163,522
Spectranetics Corp., The (a)	7,134	174,783
Spectrum Pharmaceuticals Inc. (a)	12,944	57,342
STAAR Surgical Co. (a)	6,555	71,122
Stemline Therapeutics Inc. (a)	3,764	40,275
Sucampo Pharmaceuticals Inc. Class A (a)	4,006	54,281
Supernus Pharmaceuticals Inc. (a)	7,730	195,182
Surgery Partners Inc. (a)	3,070	48,660
Surgical Care Affiliates Inc. (a)	4,436	205,254
SurModics Inc. (a)	2,214	56,236
Syndax Pharmaceuticals Inc. (a)	737	5,284
Synergy Pharmaceuticals Inc. (a)	29,874	181,933
Synthetic Biologics Inc. (a)	12,130	9,250
T2 Biosystems Inc. (a)	2,460	12,940
Tandem Diabetes Care Inc. (a)	2,771	5,958
Team Health Holdings Inc. (a)	11,249	488,769
Teladoc Inc. (a)	3,369	55,588
Teligent Inc. (a)	7,876	52,060

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Tesaro Inc. (a)	4,652	$625,601
Tetraphase Pharmaceuticals Inc. (a)	5,829	23,491
TG Therapeutics Inc. (a)	5,895	27,412
TherapeuticsMD Inc. (a)	24,758	142,854
Theravance Biopharma Inc. (a)	6,463	206,040
Titan Pharmaceuticals Inc. (a)	3,058	12,232
Tokai Pharmaceuticals Inc. (a)	1,439	1,407
TransEnterix Inc. (a)	12,160	15,808
Trevena Inc. (a)	7,309	42,977
Triple-S Management Corp. Class B (a)	3,930	81,351
Trovagene Inc. (a)	4,704	9,878
U.S. Physical Therapy Inc.	2,033	142,717
Ultragenyx Pharmaceutical Inc. (a)	6,015	422,915
Universal American Corp. (a)	7,090	70,546
Utah Medical Products Inc.	570	41,468
Vanda Pharmaceuticals Inc. (a)	6,101	97,311
Vascular Solutions Inc. (a)	2,815	157,922
Veracyte Inc. (a)	2,099	16,246
Versartis Inc. (a)	4,925	73,382
ViewRay Inc. (a)	1,036	3,243
Vital Therapies Inc. (a)	3,564	15,503
Vocera Communications Inc. (a)	4,221	78,046
Voyager Therapeutics Inc. (a)	1,900	24,206
vTv Therapeutics Inc. Class A (a)	3,268	15,784
WaVe Life Sciences Ltd. (a)	1,186	31,014
Wright Medical Group NV (a)	17,137	393,808
XBiotech Inc. (a)	2,857	28,913
Xencor Inc. (a)	5,707	150,208
Zafgen Inc. (a)	3,679	11,699
Zeltiq Aesthetics Inc. (a)	5,848	254,505
ZIOPHARM Oncology Inc. (a)	20,004	107,021
Zogenix Inc. (a)	3,889	47,251

		37,867,919

Industrials (14.47%)
Aaon Inc.	6,623	218,890
AAR Corp.	5,465	180,618
ABM Industries Inc.	9,189	375,280
Acacia Research Corp. (a)	8,391	54,542
Acco Brands Corp. (a)	17,990	234,770
Actuant Corp. Class A	9,915	257,294
Advanced Disposal Services Inc. (a)	2,596	57,683
Advanced Drainage Systems Inc.	5,733	118,100
Advisory Board Co., The (a)	6,952	231,154
Aegion Corp. (a)	5,689	134,829
Aerojet Rocketdyne Holdings Inc. (a)	9,802	175,946
Aerovironment Inc. (a)	3,396	91,115
Air Transport Services Group Inc. (a)	8,246	131,606
Aircastle Ltd.	7,941	165,570
Alamo Group Inc.	1,531	116,509
Albany International Corp. Class A	4,707	217,934
Allegiant Travel Co.	2,169	360,922
Allied Motion Technologies Inc.	969	20,727
Altra Industrial Motion Corp.	4,259	157,157
Ameresco Inc. Class A (a)	3,363	18,496

See accompanying notes to financial statements.	63

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
American Railcar Industries Inc.	1,302	$58,968
American Superconductor Corp. (a)	1,860	13,708
American Woodmark Corp. (a)	2,285	171,946
Apogee Enterprises Inc.	4,814	257,838
Applied Industrial Technologies Inc.	6,007	356,816
Aqua Metals Inc. (a)	1,681	22,038
ARC Document Solutions Inc. (a)	6,566	33,355
ArcBest Corp.	4,213	116,489
Argan Inc.	2,239	157,961
Armstrong Flooring Inc. (a)	3,829	76,235
Astec Industries Inc.	3,205	216,209
Astronics Corp. (a)	3,305	111,841
Atkore International Group Inc. (a)	2,021	48,322
Atlas Air Worldwide Holdings Inc. (a)	4,040	210,686
AZZ Inc.	4,285	273,812
Babcock & Wilcox Enterprises Inc. (a)	7,531	124,939
Barnes Group Inc.	8,293	393,254
Barrett Business Services Inc.	1,197	76,728
Beacon Roofing Supply Inc. (a)	9,998	460,608
Blue Bird Corp. (a)	864	13,349
BMC Stock Holdings Inc. (a)	9,087	177,196
Brady Corp.	7,563	283,991
Briggs & Stratton Corp.	6,967	155,085
Brink’s Co., The	7,452	307,395
Builders FirstSource Inc. (a)	13,832	151,737
CaesarStone Ltd. (a)	4,076	116,777
CAI International Inc. (a)	2,816	24,415
Casella Waste Systems Inc. Class A (a)	6,749	83,755
CBIZ Inc. (a)	8,149	111,641
CEB Inc.	5,343	323,786
CECO Environmental Corp.	4,803	67,002
Celadon Group Inc.	4,345	31,067
Chart Industries Inc. (a)	5,108	183,990
CIRCOR International Inc.	2,763	179,263
Clarcor Inc.	7,850	647,390
Cogint Inc. (a)	2,417	8,339
Columbus McKinnon Corp.	3,248	87,826
Comfort Systems USA Inc.	6,086	202,664
Continental Building Products Inc. (a)	5,804	134,072
Costamare Inc.	4,194	23,486
Covenant Transport Group Inc. Class A (a)	1,851	35,798
CRA International Inc.	1,447	52,960
CSW Industrials Inc. (a)	2,358	86,892
Cubic Corp.	4,191	200,958
Curtiss-Wright Corp.	7,337	721,667
Deluxe Corp.	8,164	584,624
DigitalGlobe Inc. (a)	10,503	300,911
DMC Global Inc.	2,248	35,631
Douglas Dynamics Inc.	3,633	122,250
Ducommun Inc. (a)	1,639	41,893
DXP Enterprises Inc. (a)	2,305	80,076
Dycom Industries Inc. (a)	5,121	411,165
Echo Global Logistics Inc. (a)	4,831	121,017
EMCOR Group Inc.	9,968	705,336
Encore Wire Corp.	3,345	145,006

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Energous Corp. (a)	2,413	$40,659
Energy Recovery Inc. (a)	5,664	58,622
EnerSys	7,180	560,758
Engility Holdings Inc. (a)	3,068	103,392
Ennis Inc.	4,220	73,217
EnPro Industries Inc.	3,571	240,543
ESCO Technologies Inc.	4,209	238,440
Essendant Inc.	6,233	130,270
Esterline Technologies Corp. (a)	4,891	436,277
ExOne Co., The (a)	1,722	16,083
Exponent Inc.	4,236	255,431
Federal Signal Corp.	9,774	152,572
Forward Air Corp.	4,883	231,357
Franklin Covey Co. (a)	1,870	37,680
Franklin Electric Co. Inc.	7,648	297,507
Freightcar America Inc.	2,061	30,771
FTI Consulting Inc. (a)	6,904	311,232
FuelCell Energy Inc. (a)	4,459	7,803
G&K Services Inc. Class A	3,287	317,031
GATX Corp.	6,764	416,527
Gencor Industries Inc. (a)	1,255	19,704
Generac Holdings Inc. (a)	10,835	441,418
General Cable Corp.	8,071	153,753
Gibraltar Industries Inc. (a)	5,227	217,705
Global Brass & Copper Holdings Inc.	3,485	119,536
GMS Inc. (a)	1,163	34,053
Gorman-Rupp Co., The	2,884	89,260
GP Strategies Corp. (a)	2,137	61,118
Graham Corp.	1,712	37,921
Granite Construction Inc.	6,521	358,655
Great Lakes Dredge & Dock Co. (a)	10,129	42,542
Greenbrier Companies Inc., The	4,470	185,728
Griffon Corp.	5,187	135,899
H&E Equipment Services Inc.	5,299	123,202
Hardinge Inc.	1,810	20,055
Harsco Corp.	13,616	185,178
Hawaiian Holdings Inc. (a)	8,706	496,242
HC2 Holdings Inc. (a)	5,552	32,923
Healthcare Services Group Inc.	11,640	455,939
Heartland Express Inc.	7,727	157,322
Heidrick & Struggles International Inc.	3,003	72,522
Heritage-Crystal Clean Inc. (a)	2,188	34,352
Herman Miller Inc.	9,914	339,059
Hill International Inc. (a)	5,362	23,325
Hillenbrand Inc.	9,783	375,178
HNI Corp.	7,481	418,338
Hub Group Inc. (a)	5,663	247,756
Hurco Companies Inc.	1,117	36,973
Huron Consulting Group Inc. (a)	3,705	187,658
Hyster-Yale Materials Handling Inc.	1,530	97,568
ICF International Inc. (a)	3,034	167,477
IES Holdings Inc. (a)	1,246	23,861
Innerworkings Inc. (a)	6,513	64,153
Insperity Inc.	2,611	185,250
Insteel Industries Inc.	2,831	100,897

64	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Interface Inc.	10,788	$200,117
John Bean Technologies Corp.	4,899	421,069
Joy Global Inc.	16,523	462,644
Kadant Inc.	1,775	108,630
Kaman Corp.	4,566	223,414
Kelly Services Inc. Class A	4,891	112,102
Kennametal Inc.	13,055	408,099
Keyw Holding Corp., The (a)	6,091	71,813
Kforce Inc.	4,029	93,070
Kimball International Inc. Class B	6,032	105,922
KLX Inc. (a)	8,745	394,487
Knight Transportation Inc.	11,195	369,995
Knoll Inc.	7,891	220,396
Korn/Ferry International	9,515	280,026
Kratos Defense & Security Solutions Inc. (a)	8,294	61,376
Lawson Products Inc. (a)	1,004	23,895
Layne Christensen Co. (a)	2,841	30,882
Lindsay Corp.	1,758	131,164
LSI Industries Inc.	4,010	39,057
Lydall Inc. (a)	2,766	171,077
Manitowoc Company Inc., The (a)	20,951	125,287
Marten Transport Ltd.	3,732	86,956
Masonite International Corp. (a)	5,125	337,225
MasTec Inc. (a)	11,001	420,788
Matson Inc.	7,172	253,817
Matthews International Corp. Class A	5,371	412,761
McGrath Rentcorp	3,866	151,509
Mercury Systems Inc. (a)	6,381	192,834
Meritor Inc. (a)	14,021	174,141
Milacron Holdings Corp. (a)	2,458	45,793
Miller Industries Inc.	1,840	48,668
Mistras Group Inc. (a)	2,854	73,291
Mobile Mini Inc.	7,320	221,430
Moog Inc. Class A (a)	5,299	348,038
MRC Global Inc. (a)	15,567	315,387
MSA Safety Inc.	5,221	361,972
Mueller Industries Inc.	9,393	375,344
Mueller Water Products Inc.	26,146	348,003
Multi-Color Corp.	2,252	174,755
MYR Group Inc. (a)	2,527	95,217
National Presto Industries Inc.	786	83,630
Navigant Consulting Inc. (a)	7,879	206,272
Navistar International Corp. (a)	8,179	256,575
NCI Building Systems Inc. (a)	4,342	67,952
Neff Corp. Class A (a)	1,725	24,322
NL Industries Inc. (a)	1,105	9,006
NN Inc.	4,446	84,696
NOW Inc. (a)	17,763	363,609
NV5 Global Inc. (a)	1,207	40,314
Omega Flex Inc.	508	28,326
On Assignment Inc. (a)	8,444	372,887
Orion Group Holdings Inc. (a)	4,710	46,864
P. A.M. Transportation Services Inc. (a)	493	12,808
Park-Ohio Holdings Corp.	1,418	60,407
Patrick Industries Inc. (a)	2,399	183,044

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
PGT Innovations Inc. (a)	7,872	$90,134
Plug Power Inc. (a)	28,560	34,272
Ply Gem Holdings Inc. (a)	3,678	59,768
Powell Industries Inc.	1,447	56,433
Power Solutions International Inc. (a)	774	5,805
Preformed Line Products Co.	463	26,910
Primoris Services Corp.	6,620	150,804
Proto Labs Inc. (a)	4,075	209,251
Quad Graphics Inc.	4,816	129,454
Quanex Building Products Corp.	5,968	121,150
Radiant Logistics Inc. (a)	6,422	25,046
Raven Industries Inc.	5,936	149,587
RBC Bearings Inc. (a)	3,781	350,915
Resources Connection Inc.	5,867	112,940
Rexnord Corp. (a)	13,734	269,049
Roadrunner Transportation Systems Inc. (a)	5,222	54,257
RPX Corp. (a)	8,329	89,953
Rush Enterprises Inc. Class A (a)	5,047	160,999
Rush Enterprises Inc. Class B (a)	901	27,814
Saia Inc. (a)	4,244	187,373
Scorpio Bulkers Inc. (a)	9,517	48,061
Simpson Manufacturing Co. Inc.	6,812	298,025
SiteOne Landscape Supply Inc. (a)	1,914	66,473
SkyWest Inc.	8,256	300,931
Sparton Corp. (a)	1,625	38,756
SPX Corp. (a)	6,954	164,949
SPX FLOW Inc. (a)	5,840	187,230
Standard Plus Corp. (a)	2,835	79,805
Standex International Corp.	2,113	185,627
Steelcase Inc.	14,172	253,679
Sun Hydraulics Corp.	3,820	152,685
Sunrun Inc. (a)	10,362	55,022
Supreme Industries Inc. Class A	2,105	33,048
Swift Transportation Co. (a)	12,231	297,947
Taser International Inc. (a)	8,645	209,555
Team Inc. (a)	4,808	188,714
Teledyne Technologies Inc. (a)	5,643	694,089
Tennant Co.	2,886	205,483
Tetra Tech Inc.	9,220	397,843
Textainer Group Holdings Ltd.	3,502	26,090
Thermon Group Holdings Inc. (a)	5,195	99,173
Titan International Inc.	7,123	79,849
Titan Machinery Inc. (a)	2,775	40,432
TPI Composites Inc. (a)	1,001	16,056
TRC Companies Inc. (a)	3,385	35,881
Trex Co. Inc. (a)	4,883	314,465
TriMas Corp. (a)	7,777	182,760
TriNet Group Inc. (a)	6,956	178,213
Triton International Ltd. of Bermuda	6,784	107,187
Triumph Group Inc.	8,364	221,646
TrueBlue Inc. (a)	7,031	173,314
Tutor Perini Corp. (a)	6,274	175,672
UniFirst Corp.	2,496	358,550
Univar Inc. (a)	7,093	201,228
Universal Forest Products Inc.	3,313	338,522

See accompanying notes to financial statements.	65

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Universal Logistics Holdings Inc.	1,455	$23,789
US Ecology Inc.	3,597	176,793
USA Truck Inc. (a)	1,536	13,379
Vectrus Inc. (a)	1,844	43,979
Veritiv Corp. (a)	1,408	75,680
Viad Corp.	3,400	149,940
Vicor Corp. (a)	2,750	41,525
VSE Corp.	1,452	56,396
Wabash National Corp. (a)	10,643	168,372
WageWorks Inc. (a)	6,134	444,715
Watts Water Technologies Inc.	4,668	304,354
Werner Enterprises Inc.	7,438	200,454
Wesco Aircraft Holdings Inc. (a)	9,221	137,854
West Corp.	7,243	179,337
Willis Lease Finance Corp. (a)	697	17,829
Woodward Inc.	8,719	602,047
XPO Logistics Inc. (a)	16,285	702,861
YRC Worldwide Inc. (a)	5,352	71,075

		45,622,413

Information Technology (16.78%)
2U Inc. (a)	6,053	182,498
3D Systems Corp. (a)	18,056	239,964
8x8 Inc. (a)	14,629	209,195
A10 Networks Inc. (a)	7,195	59,790
Acacia Communications Inc. (a)	865	53,414
ACI Worldwide Inc. (a)	19,085	346,393
Actua Corp. (a)	5,989	83,846
Acxiom Corp. (a)	13,114	351,455
Adtran Inc.	8,145	182,042
Advanced Energy Industries Inc. (a)	6,638	363,430
Advanced Micro Devices Inc. (a)	124,616	1,413,145
Aerohive Networks Inc. (a)	3,613	20,594
Agilysys Inc. (a)	2,449	25,372
Alarm.com Holdings Inc. (a)	1,703	47,394
ALJ Regional Holdings Inc. (a)	3,100	13,609
Alpha & Omega Semiconductor Ltd. (a)	2,890	61,470
Ambarella Inc. (a)	5,385	291,490
Amber Road Inc. (a)	3,180	28,874
American Software Inc. Class A	4,191	43,293
Amkor Technology Inc. (a)	16,424	173,273
Angie’s List Inc. (a)	6,644	54,680
Anixter International Inc. (a)	4,820	390,661
AppFolio Inc. Class A (a)	1,223	29,169
Applied Micro Circuits Corp. (a)	12,387	102,193
Applied Optoelectronics Inc. (a)	2,683	62,890
Aspen Technology Inc. (a)	12,969	709,145
Autobytel Inc. (a)	1,358	18,265
Avid Technology Inc. (a)	5,127	22,559
AVX Corp.	7,616	119,038
Axcelis Technologies Inc. (a)	4,964	72,226
Badger Meter Inc.	4,666	172,409
Bankrate Inc. (a)	7,897	87,262
Barracuda Networks Inc. (a)	3,608	77,319
Bazaarvoice Inc. (a)	13,337	64,684

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Bel Fuse Inc.	1,475	$45,578
Belden Inc.	6,934	518,455
Benchmark Electronics Inc. (a)	8,167	249,094
Benefitfocus Inc. (a)	2,118	62,905
Black Box Corp.	2,446	37,302
Blackbaud Inc.	7,795	498,880
Blackhawk Network Holdings Inc. (a)	9,160	345,103
BlackLine Inc. (a)	1,220	33,709
Blucora Inc. (a)	6,640	97,940
Bottomline Technologies Inc. (a)	6,649	166,358
Box Inc. Class A (a)	7,988	110,714
Brightcove Inc. (a)	4,964	39,960
BroadSoft Inc. (a)	4,859	200,434
Brooks Automation Inc.	11,232	191,730
Cabot Microelectronics Corp.	3,892	245,858
CACI International Inc. Class A (a)	4,030	500,929
CalAmp Corp. (a)	5,803	84,144
Calix Inc. (a)	7,040	54,208
Callidus Software Inc. (a)	10,308	173,174
Carbonite Inc. (a)	3,031	49,708
Cardtronics PLC Class A (a)	7,499	409,220
Care.com Inc. (a)	2,756	23,619
Cass Information Systems Inc.	1,871	137,649
Cavium Inc. (a)	10,723	669,544
CEVA Inc. (a)	3,304	110,849
ChannelAdvisor Corp. (a)	3,828	54,932
Ciena Corp. (a)	23,028	562,113
Cimpress NV (a)	4,218	386,411
Cirrus Logic Inc. (a)	10,368	586,207
Clearfield Inc. (a)	1,960	40,572
Coherent Inc. (a)	4,054	556,959
Cohu Inc.	4,254	59,131
CommVault Systems Inc. (a)	6,525	335,385
comScore Inc. (a)	7,950	251,061
Comtech Telecommunications Corp.	3,885	46,037
Control4 Corp. (a)	3,232	32,966
Convergys Corp.	14,728	361,720
Cornerstone OnDemand Inc. (a)	8,490	359,212
Coupa Software Inc. (a)	1,135	28,386
CPI Card Group Inc.	3,871	16,065
Cray Inc. (a)	6,618	136,993
CSG Systems International Inc.	5,340	258,456
CTS Corp.	5,130	114,912
Daktronics Inc.	6,536	69,935
Datalink Corp. (a)	3,452	38,870
DHI Group Inc. (a)	8,209	51,306
Diebold Nixdorf Inc.	11,282	283,742
Digi International Inc. (a)	4,021	55,289
Digimarc Corp. (a)	1,795	53,850
Diodes Inc. (a)	6,370	163,518
DSP Group Inc. (a)	3,748	48,911
EarthLink Holdings Corp.	17,454	98,441
Eastman Kodak Co. (a)	2,849	44,160
Ebix Inc.	4,162	237,442
Electro Scientific Industries Inc. (a)	4,305	25,486
Electronics for Imaging Inc. (a)	7,796	341,933

66	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Ellie Mae Inc. (a)	5,477	$458,315
EMCORE Corp.	4,362	37,949
Endurance International Group Holdings Inc. (a)	9,975	92,768
EnerNOC Inc. (a)	4,546	27,276
Entegris Inc. (a)	23,502	420,686
Envestnet Inc. (a)	7,001	246,785
EPAM Systems Inc. (a)	8,092	520,397
ePlus Inc. (a)	1,045	120,384
Everbridge Inc. (a)	1,038	19,151
EVERTEC Inc.	10,639	188,842
Exa Corp. (a)	2,219	34,084
Exar Corp. (a)	6,677	71,978
Exlservice Holdings Inc. (a)	5,523	278,580
Extreme Networks Inc. (a)	16,553	83,262
Fabrinet (a)	5,794	233,498
Fair Isaac Corp.	5,179	617,440
FARO Technologies Inc. (a)	2,806	101,016
Finisar Corp. (a)	17,877	541,137
Five9 Inc. (a)	5,428	77,023
Formfactor Inc. (a)	11,501	128,811
Forrester Research Inc.	1,671	71,769
Gerber Scientific Inc. Escrow Shares (a) (b)	4,900	0
Gigamon Inc. (a)	5,492	250,161
GigPeak Inc. (a)	9,585	24,154
Global Sources Ltd. (a)	1,241	10,983
Globant SA (a)	4,244	141,537
Glu Mobile Inc. (a)	17,108	33,190
Gogo Inc. (a)	9,374	86,428
GrubHub Inc. (a)	13,343	501,964
GTT Communications Inc. (a)	4,356	125,235
Guidance Software Inc. (a)	3,878	27,456
Hackett Group Inc., The	3,990	70,463
Harmonic Inc. (a)	12,645	63,225
Hortonworks Inc. (a)	6,602	54,863
HubSpot Inc. (a)	4,885	229,595
II-VI Inc. (a)	9,816	291,044
Immersion Corp. (a)	4,497	47,803
Imperva Inc. (a)	4,758	182,707
Impinj Inc. (a)	930	32,866
Infinera Corp. (a)	23,189	196,875
Information Services Group Inc. (a)	5,071	18,458
Inphi Corp. (a)	6,650	296,723
Insight Enterprises Inc. (a)	6,069	245,430
Instructure Inc. (a)	1,705	33,333
Integrated Device Technology Inc. (a)	22,358	526,754
InterDigital Inc.	5,746	524,897
Intersil Corp. Class A	22,227	495,662
Intralinks Holdings Inc. (a)	6,922	93,585
InvenSense Inc. (a)	13,467	172,243
Itron Inc. (a)	5,536	347,938
Ixia (a)	10,550	169,855
IXYS Corp.	4,289	51,039
j2 Global Inc.	7,776	636,077
Jive Software Inc. (a)	9,359	40,712
Kimball Electronics Inc. (a)	4,808	87,506

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Knowles Corp. (a)	14,562	$243,331
Kopin Corp. (a)	10,894	30,939
KVH Industries Inc. (a)	2,582	30,468
Lattice Semiconductor Corp. (a)	19,768	145,492
Limelight Networks Inc. (a)	10,061	25,354
Lionbridge Technologies Inc. (a)	10,324	59,879
Liquidity Services Inc. (a)	4,213	41,077
Littelfuse Inc.	3,666	556,389
LivePerson Inc. (a)	8,559	64,620
LogMeIn Inc.	4,167	402,324
Lumentum Holdings Inc. (a)	8,496	328,370
MACOM Technology Solutions Holdings Inc. (a)	3,916	181,232
Majesco (a)	949	5,770
ManTech International Corp. Class A	4,068	171,873
Marchex Inc. Class B (a)	5,657	14,991
MAXIMUS Inc.	10,639	593,550
MaxLinear Inc. Class A (a)	9,304	202,827
Maxwell Technologies Inc. (a)	5,060	25,907
MeetMe Inc. (a)	6,741	33,233
Mentor Graphics Corp.	17,755	654,982
Mesa Laboratories Inc.	510	62,602
Methode Electronics Inc.	6,043	249,878
Microsemi Corp. (a)	18,892	1,019,601
MicroStrategy Inc. (a)	1,580	311,892
MINDBODY, Inc. Class A (a)	2,338	49,799
Mitek Systems Inc. (a)	4,839	29,760
MKS Instruments Inc.	8,811	523,373
MobileIron Inc. (a)	7,628	28,605
Model N Inc. (a)	3,658	32,373
MoneyGram International Inc. (a)	4,673	55,188
Monolithic Power Systems Inc.	6,450	528,448
Monotype Imaging Holdings Inc.	6,677	132,538
MTS Systems Corp.	2,779	157,569
Nanometrics Inc. (a)	3,954	99,087
NCI Inc. Class A	981	13,685
NeoPhotonics Corp. (a)	5,049	54,580
NETGEAR Inc. (a)	5,463	296,914
NetScout Systems Inc. (a)	14,903	469,444
NeuStar Inc. Class A (a)	3,878	129,525
New Relic Inc. (a)	3,610	101,982
NIC Inc.	10,620	253,818
Nimble Storage Inc. (a)	10,335	81,853
Novanta Inc. (a)	5,274	110,754
NumereX Corp. Class A (a)	2,118	15,673
NVE Corp.	790	56,430
Oclaro Inc. (a)	18,817	168,412
OSI Systems Inc. (a)	2,900	220,748
Park City Group Inc. (a)	2,134	27,102
Park Electrochemical Corp.	3,304	61,620
Paycom Software Inc. (a)	7,387	336,035
Paylocity Holding Corp. (a)	3,556	106,716
PC Connection Inc.	1,843	51,770
PDF Solutions Inc. (a)	4,406	99,355
Pegasystems Inc.	5,955	214,380
Perficient Inc. (a)	5,862	102,526

See accompanying notes to financial statements.	67

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
PFSweb Inc. (a)	2,434	$20,689
Photronics Inc. (a)	10,609	119,882
Planet Payment Inc. (a)	6,979	28,474
Plantronics Inc.	5,501	301,235
Plexus Corp. (a)	5,527	298,679
Power Integrations Inc.	4,533	307,564
Progress Software Corp.	8,329	265,945
Proofpoint Inc. (a)	6,861	484,730
PROS Holdings Inc. (a)	4,171	89,760
Pure Storage Inc. Class A (a)	11,183	126,480
Q2 Holdings Inc. (a)	4,209	121,430
QAD Inc. Class A	1,587	48,245
Qualys Inc. (a)	4,485	141,950
QuinStreet Inc. (a)	5,956	22,395
Quotient Technology Inc. (a)	10,556	113,477
Radisys Corp. (a)	5,791	25,654
Rambus Inc. (a)	18,009	247,984
Rapid7 Inc. (a)	3,221	39,200
Realnetworks Inc. (a)	3,704	18,001
RealPage Inc. (a)	8,921	267,630
Reis Inc.	1,438	31,996
RetailMeNot Inc. (a)	6,807	63,305
Rightside Group Ltd. (a)	1,751	14,481
RingCentral Inc. Class A (a)	9,664	199,078
Rogers Corp. (a)	2,994	229,969
Rosetta Stone Inc. (a)	3,064	27,300
Rubicon Project Inc., The (a)	6,138	45,544
Rudolph Technologies Inc. (a)	4,897	114,345
Sanmina Corp. (a)	12,205	447,313
Sapiens International Corp. NV	3,902	55,955
ScanSource Inc. (a)	4,166	168,098
Science Applications International Corp.	7,037	596,738
SecureWorks Corp. Class A (a)	944	9,997
Semtech Corp. (a)	10,708	337,837
ServiceSource International Inc. (a)	9,679	54,977
ShoreTel Inc. (a)	11,350	81,152
Shutterstock Inc. (a)	3,161	150,211
Sigma Designs Inc. (a)	5,575	33,450
Silicom Ltd.	910	37,392
Silicon Laboratories Inc. (a)	6,836	444,340
Silver Spring Networks Inc. (a)	6,232	82,948
Sonus Networks Inc. (a)	8,115	51,124
SPS Commerce Inc. (a)	2,831	197,859
Stamps.com Inc. (a)	2,678	307,033
Stratasys Ltd. (a)	8,190	135,463
Super Micro Computer Inc. (a)	6,384	179,071
Sykes Enterprises Inc. (a)	6,522	188,225
Synaptics Inc. (a)	5,865	314,247
Synchronoss Technologies Inc. (a)	6,988	267,640
SYNNEX Corp.	4,828	584,285
Syntel Inc.	5,503	108,904
Systemax Inc.	1,932	16,944
Take-Two Interactive Software Inc. (a)	13,819	681,139
Tangoe Inc. (a)	4,651	36,650
Tech Data Corp. (a)	5,780	489,450

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
TechTarget (a)	3,337	$28,465
TeleNav Inc. (a)	5,549	39,120
TeleTech Holdings Inc.	2,693	82,136
Tessera Holding Corp.	8,115	358,683
TiVo Corp. (a)	19,503	407,613
Trade Desk Inc., The Class A (a)	708	19,590
Travelport Worldwide Ltd.	19,647	277,023
TrueCar Inc. (a)	8,916	111,450
TTM Technologies Inc. (a)	11,914	162,388
Ubiquiti Networks Inc. (a)	4,302	248,656
Ultra Clean Holdings Inc. (a)	5,060	49,082
Ultratech Inc. (a)	3,609	86,544
Unisys Corp. (a)	8,735	130,588
Universal Display Corp. (a)	6,960	391,848
USA Technologies Inc. (a)	5,862	25,207
Varonis Systems Inc. (a)	1,758	47,114
VASCO Data Security International Inc. (a)	5,031	68,673
Veeco Instruments Inc. (a)	6,506	189,650
Verint Systems Inc. (a)	10,355	365,014
ViaSat Inc. (a)	8,163	540,554
Viavi Solutions Inc. (a)	39,694	324,697
Virnetx Holding Corp. (a)	8,291	18,240
Virtusa Corp. (a)	4,607	115,728
Vishay Intertechnology Inc.	22,612	366,314
Vishay Precision Group Inc. (a)	2,191	41,410
Web.com Group Inc. (a)	7,087	149,890
WebMD Health Corp. (a)	6,195	307,086
Workiva Inc. (a)	3,579	48,853
Xactly Corp. (a)	3,772	41,492
Xcerra Corp. (a)	8,975	68,569
XO Group Inc. (a)	4,360	84,802
Zendesk Inc. (a)	13,663	289,656
Zix Corp. (a)	9,173	45,315

		52,884,375

Materials (4.84%)
A. Schulman Inc.	4,716	157,750
AEP Industries Inc.	661	76,742
AgroFresh Solutions Inc. (a)	3,481	9,225
AK Steel Holding Corp. (a)	51,118	521,915
Allegheny Technologies Inc.	18,039	287,360
American Vanguard Corp.	4,770	91,346
Ampco-Pittsburgh Corp.	1,352	22,646
Balchem Corp.	5,314	445,951
Boise Cascade Co. (a)	6,434	144,765
Calgon Carbon Corp.	8,490	144,330
Carpenter Technology Corp.	7,675	277,605
Century Aluminum Co. (a)	8,005	68,520
Chase Corp.	1,182	98,756
Chemours Co., The	30,386	671,227
Chemtura Corp. (a)	10,550	350,260
Clearwater Paper Corp. (a)	2,803	183,737
Cliffs Natural Resources Inc. (a)	37,097	311,986
Codexis Inc. (a)	5,364	24,674

68	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Coeur Mining Inc. (a)	29,286	$266,210
Commercial Metals Co.	19,118	416,390
Deltic Timber Corp.	1,798	138,572
Ferro Corp. (a)	13,726	196,694
Ferroglobe PLC	10,979	118,903
Ferroglobe Representation & Warranty Insurance Trust - Beneficial Interest Units (a) (b)	10,979	0
Flotek Industries Inc. (a)	9,338	87,684
Forterra Inc. (a)	2,136	46,266
FutureFuel Corp.	4,237	58,894
GCP Applied Technologies Inc. (a)	11,961	319,957
Gold Resource Corp.	8,157	35,483
Greif Inc. Class A	4,272	219,196
Greif Inc. Class B	911	61,538
Handy & Harman Ltd. (a)	451	11,523
Hawkins Inc.	1,600	86,320
Haynes International Inc.	2,271	97,630
HB Fuller Co.	8,276	399,814
Headwaters Inc. (a)	12,382	291,225
Hecla Mining Co.	64,020	335,465
Ingevity Corp. (a)	7,055	387,037
Innophos Holdings Inc.	3,218	168,173
Innospec Inc.	3,918	268,383
Kaiser Aluminum Corp.	2,772	215,357
Kapstone Paper and Packaging Corp.	14,263	314,499
KMG Chemicals Inc.	1,445	56,196
Koppers Holdings Inc. (a)	3,330	134,199
Kraton Corp. (a)	4,901	139,580
Kronos Worldwide Inc.	3,556	42,459
Louisiana-Pacific Corp. (a)	23,841	451,310
LSB Industries Inc. (a)	3,573	30,085
Materion Corp.	3,270	129,492
Minerals Technologies Inc.	5,830	450,368
Multi Packaging Solutions International Ltd. (a)	3,506	49,996
Myers Industries Inc.	3,622	51,795
Neenah Paper Inc.	2,765	235,578
Olin Corp.	27,400	701,714
Olympic Steel Inc.	1,518	36,781
Omnova Solutions Inc. (a)	7,404	74,040
P. H. Glatfelter Co.	7,235	172,844
PolyOne Corp.	13,850	443,754
Quaker Chemical Corp.	2,146	274,559
Rayonier Advanced Materials Inc.	7,100	109,766
Real Industry Inc. (a)	4,496	27,426
Ryerson Holding Corp. (a)	2,354	31,426
Schnitzer Steel Industries Inc. Class A	4,289	110,227
Schweitzer-Mauduit International Inc.	5,131	233,614
Sensient Technologies Corp.	7,350	577,563
Stepan Co.	3,242	264,158
Stillwater Mining Co. (a)	20,667	332,945
Summit Materials Inc. Class A (a)	13,060	310,694
SunCoke Energy Inc. (a)	10,560	119,750
TerraVia Holdings Inc. (a)	12,399	14,259

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
TimkenSteel Corp. (a)	6,359	$98,437
Trecora Resources (a)	3,288	45,539
Tredegar Corp.	4,051	97,224
Trinseo SA	4,540	269,222
Tronox Ltd. Class A	11,177	115,235
UFP Technologies Inc. (a)	1,014	25,806
United States Lime & Minerals Inc.	328	24,846
US Concrete Inc. (a)	2,350	153,925
Valhi Inc.	5,193	17,968
Worthington Industries Inc.	7,565	358,884

		15,243,672

Real Estate (7.83%)
Acadia Realty Trust	13,162	430,132
Agree Realty Corp.	3,762	173,240
Alexander & Baldwin Inc.	7,556	339,038
Alexander’s Inc.	350	149,404
Altisource Portfolio Solutions SA (a)	1,941	51,611
American Assets Trust Inc.	6,446	277,694
Armada Hoffler Properties Inc.	6,183	90,086
Ashford Hospitality Prime Inc.	4,178	57,030
Ashford Hospitality Trust Inc.	12,864	99,825
AV Homes Inc. (a)	1,911	30,194
Bluerock Residential Growth REIT Inc.	3,057	41,942
CareTrust REIT Inc.	9,644	147,746
CatchMark Timber Trust Inc. Class A	6,295	70,882
CBL & Associates Properties Inc.	28,193	324,220
Cedar Realty Trust Inc.	13,688	89,383
Chatham Lodging Trust	6,242	128,273
Chesapeake Lodging Trust	9,862	255,031
City Office REIT Inc.	3,682	48,492
Colony Starwood Homes	10,911	314,346
Community Healthcare Trust Inc.	2,034	46,843
Consolidated-Tomoka Land Co.	725	38,730
CorEnergy Infrastructure Trust Inc.	2,026	70,667
Coresite Realty Corp.	5,612	445,424
Cousins Properties Inc.	56,770	483,113
DiamondRock Hospitality Co.	33,737	388,988
DuPont Fabros Technology Inc.	12,457	547,236
Easterly Government Properties Inc.	5,320	106,506
EastGroup Properties Inc.	5,269	389,063
Education Realty Trust Inc.	12,075	510,772
Farmland Partners Inc.	1,899	21,193
FelCor Lodging Trust Inc.	22,471	179,993
First Industrial Realty Trust Inc.	19,369	543,300
First Potomac Realty Trust	10,092	110,709
Forestar Group Inc. (a)	5,467	72,711
Four Corners Property Trust Inc.	6,602	135,473
Franklin Street Properties Corp.	17,692	229,288
FRP Holdings Inc. (a)	1,156	43,581
Geo Group Inc., The	12,338	443,304
Getty Realty Corp.	4,390	111,901
Gladstone Commercial Corp.	3,787	76,119
Global Medical REIT Inc.	2,526	22,532
Global Net Lease Inc.	29,212	228,730

See accompanying notes to financial statements.	69

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Real Estate (Cont.)
Government Properties Income Trust	11,303	$215,492
Gramercy Property Trust	70,329	645,620
Griffin Industrial Realty Inc.	166	5,267
Healthcare Realty Trust Inc.	18,698	566,923
Hersha Hospitality Trust	6,899	148,329
HFF Inc. Class A	5,925	179,231
Hudson Pacific Properties Inc.	16,965	590,043
Independence Realty Trust Inc.	9,232	82,349
InfraREIT Inc. (a)	6,661	119,299
Investors Real Estate Trust	19,774	140,989
iStar Inc. (a)	12,005	148,502
Kennedy-Wilson Holdings Inc.	13,673	280,296
Kite Realty Group Trust	13,911	326,630
LaSalle Hotel Properties	17,663	538,192
Lexington Realty Trust	38,355	414,234
LTC Properties Inc.	6,341	297,900
Mack-Cali Realty Corp.	14,960	434,139
Marcus & Millichap Inc. (a)	2,391	63,888
MedEquities Realty Trust Inc.	3,431	38,084
Medical Properties Trust Inc.	48,930	601,839
Monmouth Real Estate Investment Corp. Class A	10,395	158,420
Monogram Residential Trust Inc.	28,601	309,463
National Health Investors Inc.	6,236	462,524
National Storage Affiliates Trust	6,037	133,237
New Senior Investment Group Inc.	12,767	124,989
New York REIT Inc.	28,231	285,698
NexPoint Residential Trust Inc.	2,909	64,987
NorthStar Realty Europe Corp.	10,237	128,679
One Liberty Properties Inc.	2,051	51,521
Parkway Inc. (a)	7,096	157,886
Pebblebrook Hotel Trust	11,870	353,132
Pennsylvania Real Estate Investment Trust	11,512	218,268
Physicians Realty Trust	22,607	428,629
Potlatch Corp.	6,875	286,344
Preferred Apartment Communities Inc. Class A	3,597	53,631
PS Business Parks Inc.	3,257	379,506
QTS Realty Trust Inc. Class A	7,737	384,142
RAIT Financial Trust	13,513	45,404
Ramco-Gershenson Properties Trust	13,448	222,968
RE/MAX Holdings Inc. Class A	2,915	163,240
Retail Opportunity Investments Corp.	17,819	376,515
Rexford Industrial Realty Inc.	11,180	259,264
RLJ Lodging Trust	20,175	494,086
RMR Group Inc., The Class A	1,154	45,583
Ryman Hospitality Properties Inc.	7,291	459,406
Sabra Health Care REIT Inc.	10,873	265,519
Saul Centers Inc.	1,657	110,373
Select Income REIT	10,709	269,867
Seritage Growth Properties Class A	4,244	181,261
Silver Bay Realty Trust Corp.	5,544	95,024
St. Joe Co., The (a)	8,390	159,410
STAG Industrial Inc.	11,575	276,295
Stratus Properties Inc. (a)	965	31,604

	Shares	Value
Common Stocks (Cont.)
Real Estate (Cont.)
Summit Hotel Properties Inc.	14,376	$230,447
Sunstone Hotel Investors Inc.	36,295	553,499
Tejon Ranch Co. (a)	2,278	57,930
Terreno Realty Corp.	7,166	204,159
Tier REIT Inc.	8,391	145,919
Trinity Place Holdings Inc. (a)	3,513	32,566
UMH Properties Inc.	3,736	56,227
Universal Health Realty Income Trust	2,044	134,066
Urban Edge Properties	15,036	413,640
Urstadt Biddle Properties Inc. Class A	4,421	106,590
Washington Prime Group Inc.	31,133	324,095
Washington Real Estate Investment Trust	12,299	402,054
Whitestone REIT	4,316	62,064
Xenia Hotels & Resorts Inc.	17,188	333,791

		24,695,913

Telecommunication Services (0.75%)
ATN International Inc.	1,722	137,984
Boingo Wireless Inc. (a)	5,795	70,640
Cincinnati Bell Inc. (a)	7,043	157,410
Cogent Communications Holdings Inc.	6,890	284,902
Consolidated Communications Holdings Inc.	8,425	226,211
FairPoint Communications Inc. (a)	3,450	64,515
General Communication Inc. Class A (a)	4,859	94,508
Globalstar Inc. (a)	61,928	97,846
Hawaiian Telcom Holdco Inc. (a)	1,056	26,168
IDT Corp. Class B	2,681	49,706
Inteliquent Inc.	5,375	123,195
Intelsat SA (a)	4,698	12,544
Iridium Communications Inc. (a)	13,756	132,058
Leap Wireless International Inc. Contingent Value Rights (a) (b)	9,775	33,010
Lumos Networks Corp. (a)	3,249	50,749
NII Holdings Inc. (a)	8,729	18,767
Orbcomm Inc. (a)	10,651	88,084
pdvWireless Inc. (a)	1,646	37,117
Shenandoah Telecommunications Co.	7,657	209,036
Spok Holdings Inc.	3,410	70,758
Straight Path Communications Inc. Class B (a)	1,505	51,035
Vonage Holdings Corp. (a)	31,486	215,679
Windstream Holdings Inc.	15,836	116,078

		2,368,000

Utilities (3.58%)
ALLETE Inc.	8,290	532,135
American States Water Co.	6,055	275,866
Artesian Resources Corp. Class A	1,217	38,872
Atlantic Power Corp. (a)	20,150	50,375
Atlantica Yield PLC	9,865	190,888
Avista Corp.	10,577	422,974
Black Hills Corp.	8,623	528,935

70	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
California Water Service Group	7,930	$268,827
Chesapeake Utilities Corp.	2,462	164,831
Connecticut Water Service Inc.	1,926	107,567
Consolidated Water Co. Ltd. Ordinary Shares	2,504	27,168
Delta Natural Gas Company Inc.	1,031	30,239
Dynegy Inc. (a)	19,388	164,022
El Paso Electric Co.	6,803	316,340
Empire District Electric Co., The	7,291	248,550
Genie Energy Ltd. Class B (a)	1,922	11,052
Global Water Resources Inc.	1,267	11,530
Idacorp Inc.	8,288	667,598
MGE Energy Inc.	5,764	376,389
Middlesex Water Co.	2,585	111,000
New Jersey Resources Corp.	14,339	509,034
Northwest Natural Gas Co.	4,498	268,980
NorthWestern Corp.	8,140	462,922
NRG Yield Inc. Class A	5,895	90,547
NRG Yield Inc. Class C	10,861	171,604
ONE Gas Inc.	8,702	556,580
Ormat Technologies Inc.	6,546	350,997
Otter Tail Corp.	6,262	255,490
Pattern Energy Group Inc.	11,186	212,422
PNM Resources Inc.	13,205	452,932
Portland General Electric Co.	14,736	638,511
SJW Group	2,779	155,568
South Jersey Industries Inc.	13,389	451,075
Southwest Gas Corp.	7,801	597,713
Spark Energy Inc. Class A	813	24,634
Spire Inc.	7,346	474,184
TerraForm Global Inc. Class A	14,897	58,843
TerraForm Power Inc. Class A (a)	14,783	189,370
Unitil Corp.	2,266	102,740
Vivint Solar Inc. (a)	3,395	8,657
WGL Holdings Inc.	8,328	635,260
York Water Co., The	2,058	78,616

		11,291,837

Total Common Stocks
(cost $232,418,222)		311,990,218

	Shares	Value
Short-term Investments (0.91%)
State Street Institutional U.S. Government Money Market Fund Premier Class	2,876,633	$2,876,633

Total Short-term Investments
(cost $2,876,633)		2,876,633

TOTAL INVESTMENTS (99.87%)
(cost $235,294,855)		314,866,851
CASH (c) AND OTHER ASSETS, NET OF LIABILITIES (0.13%)		408,513

NET ASSETS (100.00%)		$315,275,364

(a)	Non-income producing security.

(b)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

(c)	At December 31, 2016, cash in the amount of $172,400 has been pledged to cover, in whole or in part, margin requirements for open futures contracts.

See accompanying notes to financial statements.	71

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	52	March 2017	$3,533,100	$3,527,940	$(5,160)

72	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Common Stocks (a) (98.62%)
Australia (7.32%)
AGL Energy Ltd.	15,297	$243,382
Alumina Ltd.	60,921	79,660
Amcor Ltd.	26,609	286,388
AMP Ltd.	68,009	246,658
APA Group	25,201	155,574
Aristocrat Leisure Ltd.	12,390	138,230
ASX Ltd.	4,386	157,129
Aurizon Holdings Ltd.	45,360	164,921
AusNet Services	36,202	41,212
Australia & New Zealand Banking Group Ltd.	65,281	1,429,078
Bank of Queensland Ltd.	8,650	73,923
Bendigo and Adelaide Bank Ltd.	9,875	90,334
BHP Billiton Ltd.	72,174	1,292,985
Boral Ltd.	26,287	102,337
Brambles Ltd.	34,696	309,630
Caltex Australia Ltd.	6,118	134,141
Challenger Ltd.	11,958	96,620
CIMIC Group Ltd.	2,409	60,613
Coca-Cola Amatil Ltd.	13,053	95,196
Cochlear Ltd.	1,225	108,119
Commonwealth Bank of Australia	38,510	2,284,569
Computershare Ltd.	11,101	99,599
Crown Resorts Ltd.	8,586	71,559
CSL Ltd.	10,246	740,989
Dexus Property Group	21,324	147,929
Domino’s Pizza Enterprises Ltd.	1,384	64,720
DUET Group	54,707	108,037
Flight Centre Travel Group Ltd.	1,134	25,556
Fortescue Metals Group Ltd.	35,894	150,001
Goodman Group	40,027	205,564
GPT Group	38,305	138,876
Harvey Norman Holdings Ltd.	13,901	51,507
Healthscope Ltd.	39,125	64,496
Incitec Pivot Ltd.	40,008	103,524
Insurance Australia Group Ltd.	55,173	237,924
James Hardie Industries PLC	9,491	149,820
LendLease Group	12,857	135,108
Macquarie Group Ltd.	6,969	436,552
Medibank Private Ltd.	64,241	130,516
Mirvac Group	86,117	132,249
National Australia Bank Ltd.	59,536	1,315,060
Newcrest Mining Ltd.	17,517	251,177
Oil Search Ltd.	30,677	157,887
Orica Ltd.	8,751	111,218
Origin Energy Ltd.	39,234	185,626
Qantas Airways Ltd.	9,119	21,845
QBE Insurance Group Ltd.	31,214	278,889
Ramsay Health Care Ltd.	2,962	145,632
REA Group Ltd.	1,076	42,760
Rio Tinto Ltd.	9,588	410,760
Santos Ltd.	36,995	106,569
Scentre Group	119,795	401,012
Seek Ltd.	7,827	83,828
Sonic Healthcare Ltd.	8,775	135,047
South32 Ltd.	123,270	242,663

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Stockland	53,807	$177,761
Suncorp Group Ltd.	29,606	288,277
Sydney Airport	25,709	110,971
Tabcorp Holding Ltd.	18,751	64,963
Tatts Group Ltd.	34,276	110,450
Telstra Corp. Ltd.	95,465	350,803
TPG Telecom Ltd.	6,552	32,165
Transurban Group	44,914	334,263
Treasury Wine Estates Ltd.	16,551	127,321
Vicinity Centres	77,400	166,914
Vocus Communications Ltd.	11,345	31,593
Wesfarmers Ltd.	25,504	774,095
Westfield Corp.	45,582	308,200
Westpac Banking Corp.	74,943	1,759,204
Woodside Petroleum Ltd.	16,531	370,266
Woolworths Ltd.	28,240	490,179

		20,172,623

Austria (0.20%)
Andritz AG	1,628	81,585
Erste Group Bank AG	6,580	192,380
Immoeast AG Interim Shares (b) (c)	11,178	0
Immofinanz AG Interim Shares (b) (c)	9,273	0
OMV AG	3,584	126,349
Raiffeisen Bank International AG (b)	2,781	50,695
VoestAlpine AG	2,521	98,579

		549,588

Belgium (1.17%)
Ageas	4,626	182,851
Anheuser-Busch InBev SA/NV	17,133	1,813,425
Colruyt SA	1,370	67,712
Groupe Bruxelles Lambert SA	1,747	146,367
KBC Group NV	5,577	344,590
Proximus SA	3,471	99,780
Solvay SA	1,708	199,676
Telenet Group Holding NV (b)	1,205	66,789
UCB SA	2,932	187,592
Umicore SA	2,218	126,185

		3,234,967

Denmark (1.64%)
A.P. Moller-Maersk A/S Class A	87	131,293
A.P. Moller-Maersk A/S Class B	142	226,343
Carlsberg A/S Class B	2,478	213,428
Chr. Hansen Holding A/S	2,161	119,515
Coloplast A/S Class B	2,733	184,091
Danske Bank A/S	15,483	468,419
DONG Energy A/S (b) (d)	1,890	71,493
DSV A/S	4,091	181,682
Genmab A/S (b)	1,284	212,698
ISS A/S	3,768	126,992
Novo Nordisk A/S Class B	43,082	1,545,445
Novozymes A/S B Shares	5,186	178,460
Pandora A/S	2,500	326,350

See accompanying notes to financial statements.	73

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
TDC A/S (b)	19,120	$98,016
Tryg A/S	2,530	45,688
Vestas Wind Systems A/S	5,042	326,543
William Demant Holding A/S (b)	2,670	46,376

		4,502,832

Finland (0.96%)
Elisa OYJ	3,022	98,099
Fortum OYJ	10,232	156,408
Kone Corp. OYJ Class B	7,593	339,282
Metso OYJ	2,533	72,061
Neste OYJ	2,871	109,865
Nokia OYJ	130,836	627,511
Nokian Renkaat OYJ	2,726	101,347
Orion OYJ Class B	2,451	108,902
Sampo OYJ A Shares	9,979	446,088
Stora Enso OYJ R Shares	12,578	134,547
UPM-Kymmene OYJ	12,228	299,042
Wartsila OYJ Class B	3,161	141,728

		2,634,880

France (10.12%)
Accor SA	3,981	148,303
Aeroports de Paris (ADP)	670	71,748
Air Liquide SA	8,820	980,773
Airbus Group SE	13,030	860,614
Alstom SA (b)	3,480	95,695
ArcelorMittal (b)	40,953	300,903
Arkema	1,522	148,776
AtoS	2,025	213,430
AXA SA	43,771	1,103,414
BNP Paribas SA	23,843	1,517,319
Bollore	20,243	71,277
Bouygues SA	4,634	165,894
Bureau Veritas SA	6,094	117,945
Capgemini SA	3,581	301,696
Carrefour SA	12,664	304,898
Casino Guichard Perrachon SA	1,331	63,774
Christian Dior SE	1,246	261,052
Cie Generale des Etablissements
Michelin Class B	4,164	462,865
CNP Assurances	4,035	74,685
Compagnie de Saint-Gobain	11,229	522,343
Credit Agricole SA	25,267	312,772
Danone	13,343	844,326
Dassault Aviation SA	51	56,922
Dassault Systemes SA	2,986	227,282
Edenred	4,918	97,379
Eiffage SA	1,292	89,990
Electricite de France	6,095	62,016
Engie	32,447	413,016
Essilor International SA	4,688	528,939
Eurazeo SA	976	57,059
Eurofins Scientific SE	246	104,807
Eutelsat Communications	3,625	70,099
Fonciere des Regions	716	62,428

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Gecina SA	928	$128,173
Groupe Eurotunnel SE	11,022	104,708
Hermes International	576	236,285
ICADE	798	56,875
Iliad SA	620	119,069
Imerys SA	864	65,458
Ingenico Group	1,275	101,727
JC Decaux SA	1,551	45,605
Kering	1,723	386,475
Klepierre	4,698	184,343
Lagardere SCA	2,775	77,020
Legrand SA	6,078	344,836
L’Oreal SA	5,650	1,029,799
LVMH Moet Hennessy Louis Vuitton SE	6,276	1,196,655
Natixis SA	21,249	119,661
Orange	44,786	679,133
Pernod Ricard SA	4,791	518,482
Peugeot SA (b)	10,997	179,110
Publicis Groupe	4,334	298,632
Remy Cointreau SA	547	46,625
Renault SA	4,301	382,008
Rexel SA	6,337	104,116
Safran SA	7,060	507,783
Sanofi	26,085	2,109,369
Schneider Electric SE (Paris)	12,581	873,983
SCOR SE	3,600	124,239
SEB SA	508	68,836
SES	8,191	180,225
SFR Group SA (b)	2,290	64,561
Societe BIC SA	636	86,418
Societe Generale	17,271	849,505
Sodexo	2,043	234,564
STMicroelectronics NV	14,634	165,868
Suez	6,744	99,369
Technip SA	2,313	164,759
Thales SA	2,380	230,576
Total SA	50,654	2,598,150
Unibail-Rodamco SE (Amsterdam)	2,199	524,032
Valeo SA	5,199	298,463
Veolia Environnement	10,767	182,951
Vinci SA	11,296	768,406
Vivendi	23,144	438,970
Wendel	683	82,189
Zodiac Aerospace	4,650	106,629

		27,879,079

Germany (8.69%)
Adidas AG	4,246	669,671
Allianz SE Reg.	10,272	1,695,269
Axel Springer SE	996	48,295
BASF SE	20,620	1,910,987
Bayer AG Reg.	18,616	1,939,479
Bayerische Motoren Werke (BMW) AG	7,429	691,907
Beiersdorf AG	2,283	193,388
Brenntag AG	3,582	198,546

74	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Commerzbank AG	24,453	$186,180
Continental AG	2,462	474,321
Covestro AG (d)	1,599	109,448
Daimler AG Registered Shares	21,596	1,602,759
Deutsche Bank AG Reg. (b)	31,215	566,219
Deutsche Boerse AG (b)	4,377	356,181
Deutsche Lufthansa AG Reg.	5,099	65,730
Deutsche Post AG	21,668	710,603
Deutsche Telekom AG	73,612	1,262,976
Deutsche Wohnen AG	7,705	241,679
E.ON SE	45,116	317,388
Evonik Industries AG	3,202	95,448
Fraport AG	916	54,051
Fresenius Medical Care AG & Co. KGaA	4,889	413,223
Fresenius SE & Co. KGaA	9,230	720,040
GEA Group AG	3,975	159,518
Hannover Rueck SE	1,339	144,649
HeidelbergCement AG	3,346	311,446
Henkel AG & Co. KGaA	2,387	248,423
Hochtief AG	469	65,478
Hugo Boss AG	1,539	93,954
Infineon Technologies AG	25,720	444,891
Innogy SE (b) (d)	3,127	108,657
K+S AG Reg.	4,396	104,717
Lanxess AG	1,938	126,907
Linde AG	4,157	681,904
MAN AG	832	82,581
Merck KGaA	2,852	296,953
Metro AG	3,815	126,800
Muenchener Rueckversicherungs-Gesellschaft AG Reg.	3,621	683,927
Osram Licht AG	2,093	109,601
ProSiebenSat.1 Media SE	5,053	194,500
QIAGEN NV (b)	4,693	131,511
RTL Group SA	864	63,299
RWE AG (b)	11,474	142,377
SAP SE	22,142	1,915,395
Siemens AG Reg.	17,250	2,112,089
Symrise AG	2,828	171,823
Telefonica Deutschland Holding AG	16,784	71,742
ThyssenKrupp AG	8,455	200,851
United Internet AG Reg.	2,893	112,892
Volkswagen AG	728	104,486
Vonovia SE	10,722	348,115
Zalando SE (b) (d)	1,865	71,046

		23,954,320

Hong Kong (3.22%)
AIA Group Ltd.	269,954	1,512,239
ASM Pacific Technology Ltd.	5,900	62,395
Bank of East Asia Ltd., The	26,825	102,407
BOC Hong Kong
Holdings Ltd.	81,500	290,267

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Cathay Pacific Airways Ltd.	29,000	$38,058
Cheung Kong Infrastructure Holdings Ltd.	15,000	119,136
Cheung Kong Property Holdings Ltd.	61,659	376,551
CK Hutchison Holdings Ltd.	60,659	684,747
CLP Holdings Ltd.	36,783	337,333
First Pacific Company Ltd.	58,500	40,810
Galaxy Entertainment Group Ltd.	51,000	220,887
Hang Lung Group Ltd.	20,000	69,398
Hang Lung Properties Ltd.	50,000	105,432
Hang Seng Bank Ltd.	17,674	327,757
Henderson Land Development
Co. Ltd.	24,070	127,571
HK Electric Investments (d)	60,000	49,464
HKT Trust and HKT Ltd.	61,100	74,760
Hong Kong & China Gas Co. Ltd.	170,087	300,406
Hong Kong Exchanges & Clearing Ltd.	25,807	606,939
Hongkong Land Holdings Ltd.	26,500	166,943
Hysan Development Co. Ltd.	13,000	53,613
Jardine Matheson Holdings Ltd.	5,500	303,478
Kerry Properties Ltd.	14,000	37,859
Li & Fung Ltd.	132,000	57,850
Link REIT	50,000	324,154
Melco Crown Entertainment Ltd. ADR	4,291	68,227
MGM China Holdings Ltd.	23,600	48,749
MTR Corporation Ltd.	32,500	157,568
New World Development
Company Ltd.	123,714	130,346
NWS Holdings Ltd.	37,301	60,636
PCCW Ltd.	101,000	54,597
Power Assets Holdings Ltd.	30,500	268,311
Sands China Ltd.	52,400	226,063
Shangri-La Asia Ltd.	26,960	28,390
Sino Land Co. Ltd.	72,600	108,250
SJM Holdings Ltd.	48,000	37,456
Sun Hung Kai Properties Ltd.	33,000	415,552
Swire Pacific Ltd. Class A	12,000	114,189
Swire Properties Ltd.	26,400	72,676
Techtronic Industries Company Ltd.	32,500	116,300
WH Group Ltd. (d)	181,000	145,903
Wharf Holdings Ltd., The	30,953	205,032
Wheelock and Co. Ltd.	18,000	101,020
Wynn Macau Ltd.	34,800	55,013
Yue Yuen Industrial Holdings Ltd.	18,500	67,057

		8,871,789

Ireland (0.47%)
Bank of Ireland (b)	622,939	152,568
CRH PLC (Dublin)	18,744	646,528
Kerry Group PLC Class A (Dublin)	3,483	248,815
Paddy Power Betfair PLC	1,839	195,682

See accompanying notes to financial statements.	75

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Ireland (Cont.)
Ryanair Holdings PLC (b)	4,036	$61,214

		1,304,807

Israel (0.68%)
Azrieli Group Ltd.	1,155	50,127
Bank Hapoalim B.M.	25,304	150,192
Bank Leumi Le-Israel (b)	33,941	139,483
Bezeq The Israeli Telecommunication Corporation Ltd.	43,210	81,962
Check Point Software Technologies Ltd. (b)	2,958	249,833
Elbit Systems Ltd.	529	53,441
Frutarom Industries Ltd.	861	43,947
Israel Chemicals Ltd.	10,564	43,128
Mizrahi Tefahot Bank Ltd.	2,895	42,280
Mobileye NV (b)	3,955	150,765
NICE Ltd.	1,258	86,315
Taro Pharmaceutical Industries Ltd. (b)	339	35,686
Teva Pharmaceutical Industries Ltd.
Sponsored ADR	20,622	747,548

		1,874,707

Italy (2.06%)
Assicurazioni Generali SpA	26,066	386,360
Atlantia SpA	9,223	215,784
CNH Industrial NV	21,818	189,315
Enel SpA	171,935	755,774
Eni SpA	57,493	932,023
EXOR NV	2,361	101,539
Ferrari NV (Italy)	2,845	165,637
Fiat Chrysler Automobiles NV (Italy)	20,822	189,414
Intesa Sanpaolo	287,380	727,974
Intesa Sanpaolo RSP	21,892	51,275
Leonardo-Finmeccanica SpA (b)	9,416	131,874
Luxottica Group SpA	3,821	205,365
Mediobanca SpA	12,371	100,750
Poste Italiane SpA (d)	11,781	78,121
Prysmian SpA	4,250	108,929
Saipem SpA (b)	150,282	84,055
Snam SpA	55,255	227,256
Telecom Italia RNC SpA	135,587	98,408
Telecom Italia SpA (b)	228,305	201,579
Tenaris SA	10,928	195,071
Terna - Rete Elettrica Nationale SpA	34,262	156,692
UniCredit SpA	114,370	328,440
UnipolSai SpA	21,345	45,527

		5,677,162

Japan (23.92%)
ABC-Mart Inc.	600	33,943
ACOM Co. Ltd. (b)	10,300	44,977
Aeon Co. Ltd.	14,700	207,764
Aeon Credit Service Co. Ltd.	2,100	37,195
Aeon Mall Co. Ltd.	2,800	39,348
Air Water Inc.	3,000	54,041
Aisin Seiki Co. Ltd.	4,400	190,385

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Ajinomoto Co. Inc.	12,000	$241,471
Alfresa Holdings Corp.	4,000	66,068
All Nippon Airways Co. Ltd.	27,000	72,631
Alps Electric Co. Ltd.	4,000	96,112
Amada Holdings Co. Ltd.	7,900	88,010
Aozora Bank Ltd.	24,000	84,798
Asahi Glass Co. Ltd.	23,000	156,047
Asahi Group Holdings Ltd.	8,900	280,217
Asahi Kasei Corp.	29,000	252,337
ASICS Corp.	3,600	71,740
Astellas Pharma Inc.	48,400	671,470
Bandai Namco Holdings Inc.	4,700	129,367
Bank of Kyoto Ltd., The	6,000	44,475
Benesse Holdings Inc.	1,700	46,707
Bridgestone Corp.	14,600	525,319
Brother Industries Ltd.	5,600	100,674
CALBEE Inc.	1,600	50,050
Canon Inc.	24,000	675,892
Casio Computer Co. Ltd.	4,900	69,056
Central Japan Railway Co.	3,300	541,826
Chiba Bank Ltd., The	16,000	98,082
Chubu Electric Power Co. Inc.	14,800	205,948
Chugai Pharmaceutical Co. Ltd.	5,300	152,025
Chugoku Bank Ltd., The	4,000	57,366
Chugoku Electric Power Company Inc., The	6,500	76,080
Concordia Financial Group Ltd.	27,000	129,927
Credit Saison Co. Ltd.	3,200	56,947
Cyberdyne Inc. (b)	2,300	32,432
Dai Nippon Printing Co. Ltd.	13,000	128,266
Daicel Chemical Industries Ltd.	7,000	76,958
Dai-ichi Life Holdings Inc.	24,100	400,698
Daiichi Sankyo Co. Ltd.	13,613	277,967
Daikin Industries Ltd.	5,200	476,366
Daito Trust Construction Co. Ltd.	1,600	240,540
Daiwa House Industry Co. Ltd.	12,800	349,061
Daiwa House REIT Investment Co.	31	78,590
Daiwa Securities Group Inc.	38,000	233,994
DeNA Co. Ltd.	2,400	52,452
Denso Corp.	10,700	462,844
Dentsu Inc.	4,900	230,414
Don Quijote Holdings Co. Ltd.	2,800	103,335
East Japan Railway Co.	7,500	646,640
Eisai Co. Ltd.	5,500	315,190
Electric Power Development Co. Ltd.	3,280	75,281
FamilyMart UNY Holdings Co. Ltd.	1,900	126,426
Fanuc Corp.	4,400	736,095
Fast Retailing Co. Ltd.	1,200	428,432
Fuji Electric Co. Ltd.	13,000	67,128
Fuji Heavy Industries Ltd.	13,800	562,273
FUJIFILM Holdings Corp.	9,900	374,871
Fujitsu Ltd.	41,000	227,034
Fukuoka Financial Group Inc.	18,000	79,830
Hachijuni Bank Ltd., The	10,000	57,864
Hakuhodo DY Holdings Inc.	4,800	59,103
Hamamatsu Photonics KK	3,400	89,302

76	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Hankyu Hanshin Holdings Inc.	5,200	$166,508
Hikari Tsushin Inc.	400	37,235
Hino Motors Ltd.	6,000	60,960
Hirose Electric Co. Ltd.	700	86,566
Hiroshima Bank Ltd., The	11,000	51,258
Hisamitsu Pharmaceutical Co. Inc.	1,200	59,936
Hitachi Chemical Co. Ltd.	2,500	62,366
Hitachi Construction Machinery Co. Ltd.	2,400	51,885
Hitachi High-Technologies Corp.	1,500	60,331
Hitachi Ltd.	107,000	576,959
Hitachi Metals Ltd.	5,000	67,317
Hokuriku Electric Power Co.	4,100	45,859
Honda Motor Co. Ltd.	36,700	1,071,467
Hoshizaki Corp.	1,100	87,086
Hoya Corp.	8,900	373,172
Hulic Company Ltd.	5,900	52,347
Idemitsu Kosan Co. Ltd.	2,000	53,051
IHI Corp. (b)	32,000	82,877
Iida Group Holdings Co. Ltd.	3,000	56,872
INPEX Corp.	20,700	206,913
Isetan Mitsukoshi Holdings Ltd.	7,880	84,849
Isuzu Motors Ltd.	14,000	177,023
Itochu Corp.	33,700	446,213
J. Front Retailing Co. Ltd.	5,700	76,743
Japan Airlines Co. Ltd.	2,900	84,624
Japan Airport Terminal Co. Ltd.	1,000	36,134
Japan Exchange Group Inc.	12,200	174,000
Japan Post Bank Co. Ltd.	9,300	111,447
Japan Post Holdings Co. Ltd.	10,300	128,250
Japan Prime Realty Investment Corp.	19	74,961
Japan Real Estate Investment Corp.	28	152,916
Japan Retail Fund Investment Corp.	57	115,551
Japan Tobacco Inc.	24,800	814,026
JFE Holdings Inc.	11,300	170,883
JGC Corp.	5,000	90,581
JSR Corp.	3,900	61,387
JTEKT Corp.	5,100	81,324
JX Holdings Inc.	47,800	201,975
Kajima Corp.	20,000	138,142
Kakaku.com Inc.	3,100	51,222
Kamigumi Co. Ltd.	6,000	57,146
Kaneka Corp.	7,000	56,937
Kansai Electric Power Company Inc., The (b)	15,500	168,976
Kansai Paint Co. Ltd.	5,000	91,968
Kao Corp.	11,400	539,617
Kawasaki Heavy Industries Ltd.	34,000	106,426
KDDI Corp.	41,200	1,040,423
Keihan Holdings Co. Ltd.	11,000	72,154
Keikyu Corp.	10,000	115,832
Keio Corp.	12,000	98,570
Keisei Electric Railway Co. Ltd.	3,000	72,642
Keyence Corp.	1,064	728,042
Kikkoman Corp.	3,000	95,719
Kintetsu Group Holdings Co. Ltd.	41,000	156,238
Kirin Holdings Co. Ltd.	18,300	297,031

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Kobe Steel Ltd. (b)	7,200	$68,459
Koito Manufacturing Company Ltd.	2,600	137,306
Komatsu Ltd.	20,200	457,533
Konami Holdings Corp.	2,000	80,716
Konica Minolta Holdings Inc.	10,000	99,107
KOSE Corp.	700	58,036
Kubota Corp.	23,900	340,594
Kuraray Co. Ltd.	7,600	113,966
Kurita Water Industries Ltd.	2,400	52,802
Kyocera Corp.	7,100	352,022
Kyowa Hakko Kirin Co. Ltd.	5,900	81,381
Kyushu Electric Power Co. Inc.	10,000	108,335
Kyushu Financial Group Inc.	6,100	41,331
Lawson Inc.	1,500	105,288
LINE Corp. (b)	1,000	34,139
Lion Corp.	5,000	81,957
LIXIL Group Corp.	6,100	138,258
M3 Inc.	4,600	115,649
Mabuchi Motor Co. Ltd.	1,200	62,357
Makita Corp.	2,600	173,729
Marubeni Corp.	36,500	206,447
Marui Group Co. Ltd.	4,600	67,020
Maruichi Steel Tube Ltd.	1,100	35,746
Mazda Motor Corp.	12,300	200,293
McDonald’s Holdings Company (Japan) Ltd.	1,600	41,854
Mebuki Financial Group Inc.	21,180	78,280
Medipal Holdings Corp.	4,100	64,584
MEIJI Holdings Company Ltd.	2,600	203,393
Minebea Co. Ltd.	7,000	65,319
Miraca Holdings Inc.	1,400	62,616
MISUMI Group Inc.	6,200	101,846
Mitsubishi Chemical Holdings Corp.	29,400	190,090
Mitsubishi Corp.	34,100	724,238
Mitsubishi Electric Corp.	43,000	598,094
Mitsubishi Estate Company Ltd.	28,000	556,211
Mitsubishi Gas Chemical Co. Inc.	4,500	76,677
Mitsubishi Heavy Industries Ltd.	72,000	327,315
Mitsubishi Logistics Corp.	3,000	42,295
Mitsubishi Materials Corp.	2,500	76,468
Mitsubishi Motors Corp.	14,400	81,858
Mitsubishi Tanabe Pharma Corp.	4,700	92,026
Mitsubishi UFJ Financial Group Inc.	288,460	1,779,026
Mitsubishi UFJ Lease & Finance Co. Ltd.	11,600	59,830
Mitsui & Co. Ltd.	38,100	522,058
Mitsui Chemicals Inc.	20,000	89,611
Mitsui Fudosan Co. Ltd.	20,000	463,010
Mitsui OSK Lines Ltd.	25,000	69,002
mixi Inc.	800	29,150
Mizuho Financial Group Inc.	542,300	973,176
MS&AD Insurance Group Holdings Inc.	11,200	346,837
Murata Manufacturing Co. Ltd.	4,300	574,208
Nabtesco Corp.	2,400	55,634
Nagoya Railroad Co. Ltd.	20,000	96,564
NEC Corp.	56,000	148,116
Nexon Co. Ltd.	3,900	56,360

See accompanying notes to financial statements.	77

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
NGK Insulators Ltd.	6,000	$116,141
NGK Spark Plug Co. Ltd.	4,000	88,659
NH Foods Ltd.	4,000	107,906
Nidec Corp.	5,400	464,890
Nikon Corp.	7,900	122,690
Nintendo Co. Ltd.	2,500	519,688
Nippon Building Fund Inc.	32	177,397
Nippon Electric Glass Co. Ltd.	10,000	53,955
Nippon Express Co. Ltd.	20,000	107,385
Nippon Paint Co. Ltd.	3,400	92,292
Nippon Prologis REIT Inc.	35	71,570
Nippon Steel Corp.	18,200	403,109
Nippon Telegraph & Telephone Corp.	15,600	656,684
Nippon Yusen KK	38,000	70,372
Nissan Chemical Industries Ltd.	2,800	93,334
Nissan Motor Co. Ltd.	54,000	541,682
Nisshin Seifun Group Inc.	4,400	65,929
Nissin Foods Holdings Co. Ltd.	1,400	73,435
Nitori Holdings Co. Ltd.	1,800	205,227
Nitto Denko Corp.	3,700	283,276
NOK Corp.	2,100	42,474
Nomura Holdings Inc.	81,300	480,659
Nomura Real Estate Holdings Inc.	3,100	52,607
Nomura Real Estate Master Fund Inc.	81	122,596
Nomura Research Institute Ltd.	2,970	90,263
NSK Ltd.	9,400	108,565
NTT Data Corp.	2,800	135,272
NTT DoCoMo Inc.	31,200	709,652
Obayashi Corp.	14,000	133,663
OBIC Co. Ltd.	1,600	69,786
Odakyu Electric Railway Co. Ltd.	6,500	128,440
Oji Paper Co. Ltd.	17,000	69,132
Olympus Corp.	6,700	230,847
OMRON Corp.	4,600	175,789
Ono Pharmaceutical Co. Ltd.	9,500	207,049
Oracle Corp. Japan	900	45,274
Oriental Land Co. Ltd.	4,900	276,564
Orix Corp.	29,500	459,145
Osaka Gas Co. Ltd.	43,000	164,994
OTSUKA Corp.	1,200	55,973
Otsuka Holdings Co. Ltd.	8,600	374,619
Panasonic Corp.	49,100	497,980
Park24 Co. Ltd.	2,000	54,159
Pola Orbis Holdings Inc.	500	41,222
Rakuten Inc. (b)	21,300	208,694
Recruit Holdings Co Ltd.	8,300	332,634
Resona Holdings Inc.	51,100	261,888
Ricoh Co. Ltd.	15,100	127,561
RINNAI Corp.	800	64,371
Rohm Co. Ltd.	1,900	109,009
Ryohin Keikaku Co. Ltd.	500	97,867
Sankyo Co. Ltd.	1,000	32,242
Santen Pharmaceutical Co. Ltd.	8,100	98,831
SBI Holdings Inc.	4,345	55,207
Secom Co. Ltd.	4,700	343,401
Sega Sammy Holdings Inc.	4,068	60,451

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Seibu Holdings Inc.	3,900	$69,825
Seiko Epson Corp.	5,800	122,453
Sekisui Chemical Co. Ltd.	9,100	144,859
Sekisui House Ltd.	13,700	227,616
Seven & I Holdings Co. Ltd.	16,940	644,214
Seven Bank Ltd.	14,000	40,031
Sharp Corp. (b)	34,000	78,668
Shimadzu Corp.	5,000	79,435
Shimamura Co. Ltd.	500	62,341
Shimano Inc.	1,700	266,276
Shimizu Corp.	12,000	109,536
Shin-Etsu Chemical Co. Ltd.	8,800	681,023
Shinsei Bank Ltd.	39,000	65,260
Shionogi & Co. Ltd.	6,700	320,213
Shiseido Co. Ltd.	8,600	217,356
Shizuoka Bank Ltd., The	12,000	100,710
Showa Shell Sekiyu KK	4,300	39,949
SMC Corp.	1,300	309,302
Softbank Corp.	21,600	1,429,359
Sohgo Security Services Co. Ltd.	1,600	61,414
Sompo Holdings Inc.	8,000	270,170
Sony Corp.	28,300	790,756
Sony Financial Holdings Inc.	4,200	65,471
Stanley Electric Co. Ltd.	3,500	95,349
START TODAY Co. Ltd.	3,900	67,183
Sumitomo Chemical Co. Ltd.	33,000	156,431
Sumitomo Corp.	25,900	304,051
Sumitomo Dainippon Pharma Co. Ltd.	3,700	63,508
Sumitomo Electric Industries Ltd.	17,400	250,548
Sumitomo Heavy Industries Ltd.	12,000	77,054
Sumitomo Metal Mining Co. Ltd.	11,000	140,335
Sumitomo Mitsui Financial Group Inc.	30,300	1,153,914
Sumitomo Mitsui Trust Holdings Inc.	7,600	271,918
Sumitomo Realty & Development Co. Ltd.	8,000	212,379
Sumitomo Rubber Industries Ltd.	3,700	58,543
Sundrug Co. Ltd.	800	55,313
Suntory Beverage & Food Ltd.	3,300	136,691
Suruga Bank Ltd.	4,000	89,310
Suzuken Co. Ltd.	1,800	58,793
Suzuki Motor Corp.	7,700	270,338
Sysmex Corp.	3,500	202,228
T&D Holdings Inc.	13,200	174,206
Taiheiyo Cement Corp.	26,000	81,969
Taisei Corp.	24,000	167,591
Taisho Pharmaceutical Holdings Co. Ltd.	800	66,319
Taiyo Nippon Sanso Corp.	3,000	34,656
Takashimaya Co. Ltd.	6,000	49,390
Takeda Pharmaceutical Company Ltd.	16,000	663,776
TDK Corp.	2,900	198,848
Teijin Ltd.	4,600	92,946
Terumo Corp.	7,700	283,863
THK Co. Ltd.	2,400	53,001
Tobu Railway Co. Ltd.	22,000	109,062
Toho Co. Ltd.	2,700	76,164

78	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Toho Gas Co. Ltd.	10,000	$81,218
Tohoku Electric Power Co. Inc.	9,800	123,538
Tokio Marine Holdings Inc.	15,400	630,523
Tokyo Electric Power Company Holdings Inc. (b)	33,600	135,230
Tokyo Electron Ltd.	3,500	329,173
Tokyo Gas Co. Ltd.	46,000	207,650
Tokyo Tatemono Co. Ltd.	5,000	66,752
Tokyu Corp.	24,000	176,116
Tokyu Fudosan Holdings Corp.	11,900	70,086
TonenGeneral Sekiyu KK	7,000	73,712
Toppan Printing Co. Ltd.	12,000	114,422
Toray Industries Inc.	33,000	266,492
Toshiba Corp. (b)	90,000	217,399
Toto Ltd.	3,000	118,496
Toyo Seikan Kaisha Ltd.	3,800	70,664
Toyo Suisan Kaisha Ltd.	2,000	72,359
Toyoda Gosei Co. Ltd.	1,600	37,343
Toyota Industries Corp.	3,700	175,917
Toyota Motor Corp.	60,200	3,529,429
Toyota Tsusho Corp.	4,800	124,763
Trend Micro Inc. (b)	2,300	81,636
Tsuruha Holdings Inc.	800	75,714
Unicharm Corp.	8,700	190,010
United Urban Investment Corp.	64	97,630
USS Co. Ltd.	5,200	82,606
West Japan Railway Co.	3,800	232,772
Yahoo Japan Corp.	32,200	123,325
Yakult Honsha Co. Ltd.	2,000	92,533
Yamada Denki Co. Ltd.	16,100	86,690
Yamaguchi Financial Group Inc.	5,000	54,436
Yamaha Corp.	3,500	106,724
Yamaha Motor Co. Ltd.	6,000	131,574
Yamato Holdings Co. Ltd.	8,000	162,168
Yamazaki Baking Co. Ltd.	3,000	57,838
Yaskawa Electric Corp.	5,000	77,525
Yokogawa Electric Corp.	4,800	69,299
Yokohama Rubber Company Ltd., The	2,500	44,688

		65,911,700

Netherlands (3.29%)
ABN AMRO Group NV CVA (d)	6,352	140,644
Aegon NV	41,399	227,431
AerCap Holdings NV (b)	3,548	147,632
Akzo Nobel NV	5,741	358,737
Altice NV Class A (b)	8,870	175,536
Altice NV Class B (b)	2,010	39,995
ASML Holding NV	8,306	930,857
Coca-Cola European Partners PLC	4,879	153,987
Gemalto NV	1,814	104,761
Heineken Holding NV	2,199	152,920
Heineken NV	5,194	389,227
ING Groep NV	86,912	1,223,616
Koninklijke Ahold Delhaize NV	28,838	607,415
Koninklijke DSM NV	4,080	244,503
Koninklijke KPN NV	77,032	227,793

	Shares	Value
Common Stocks (Cont.)
Netherlands (Cont.)
Koninklijke Philips NV	20,996	$641,888
Koninklijke Vopak NV	1,674	78,979
NN Group NV	6,894	233,379
NXP Semiconductors NV (b)	6,632	650,002
Randstad Holding NV	2,674	144,844
Reed Elsevier NV	22,346	375,857
Royal Boskalis Westminster NV	2,014	69,870
Unilever NV CVA	36,570	1,502,252
Wolters Kluwer CVA	6,661	240,923

		9,063,048

New Zealand (0.18%)
Auckland International Airport Ltd.	20,331	88,186
Contact Energy Ltd.	16,795	54,310
Fletcher Building Ltd.	16,252	119,416
Mercury NZ Ltd.	15,055	30,928
Meridian Energy Ltd.	27,088	48,865
Ryman Healthcare Ltd.	9,616	54,144
Spark New Zealand Ltd.	43,136	102,069

		497,918

Norway (0.66%)
DnB NOR ASA	22,571	335,073
Gjensidige Forsikring ASA	4,480	71,024
Marine Harvest ASA	8,627	155,980
Norsk Hydro ASA	30,366	144,930
Orkla ASA	17,579	159,068
Schibsted ASA Class A	1,778	40,693
Schibsted ASA Class B	1,624	34,371
Statoil ASA	25,082	457,788
Telenor ASA	16,469	245,828
Yara International ASA	4,183	164,555

		1,809,310

Portugal (0.15%)
Energias de Portugal SA	54,555	166,041
Galp Energia SGPS SA	9,078	135,337
Jeronimo Martins SGPS SA	6,268	97,214

		398,592

Singapore (1.22%)
Ascendas Real Estate
Investment Trust	48,762	76,237
CapitaLand Commercial Trust Ltd.	43,000	43,807
Capitaland Ltd.	58,892	122,384
CapitaLand Mall Trust	58,000	75,229
City Developments Ltd.	10,031	57,245
Comfortdelgro Corp. Ltd.	47,000	79,866
DBS Group Holdings Ltd.	39,967	476,840
Genting Singapore PLC	136,500	84,957
Global Logistic Properties Ltd.	60,100	91,004
Golden Agri-Resources Ltd.	166,702	49,356
Hutchison Port Holdings Trust	99,300	43,088
Jardine Cycle & Carriage Ltd.	2,083	59,157
Keppel Corp. Ltd.	33,202	132,142

See accompanying notes to financial statements.	79

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Singapore (Cont.)
Oversea-Chinese Banking
Corporation Ltd.	68,935	$423,374
SATS Ltd.	15,200	50,856
Sembcorp Industries Ltd.	21,200	41,575
Singapore Airlines Ltd.	11,400	75,946
Singapore Exchange Ltd.	19,000	93,693
Singapore Press Holdings Ltd.	36,030	87,620
Singapore Technologies Engineering Ltd.	36,381	80,805
Singapore Telecommunications Ltd.	177,850	446,125
StarHub Ltd.	15,000	29,038
Suntec Real Estate Investment Trust	53,000	60,313
United Overseas Bank Ltd.	29,333	412,096
UOL Group Ltd.	10,797	44,511
Wilmar International Ltd.	44,000	108,700
Yangzijiang Shipbuilding Holdings Ltd.	48,000	26,914

		3,372,878

Spain (3.12%)
Abertis Infraestructuras SA	14,475	202,238
ACS Actividades de Construccion y Servicios SA	4,430	139,800
Aena SA (d)	1,551	211,310
Amadeus IT Group SA	9,931	450,412
Banco Bilbao Vizcaya Argentaria SA	148,587	1,001,317
Banco de Sabadell SA	118,931	165,263
Banco Popular Espanol SA	74,342	71,628
Banco Santander SA	329,021	1,711,656
Bankia SA	108,509	110,576
Bankinter SA	15,383	118,964
CaixaBank SA	73,046	240,743
Distribuidora Internacional de Alimentacion SA	14,395	70,601
Enagas SA	4,514	114,399
Endesa SA	6,666	140,973
Ferrovial SA	10,799	192,592
Gas Natural SDG SA	7,857	147,816
Grifols SA	6,394	126,930
Iberdrola SA	121,594	796,183
Industria de Diseno Textil SA	24,727	842,349
International Consolidated Airlines Group SA	18,956	102,119
Mapfre SA	24,761	75,424
Red Electrica Corporacion SA	9,788	184,407
Repsol SA	25,363	356,430
Repsol SA Rights (b)	25,363	9,398
Telefonica SA	105,005	969,444
Zardoya Otis SA	4,093	34,540

		8,587,512

Sweden (2.81%)
Alfa Laval AB	6,264	103,327
Assa Abloy AB Class B	22,416	414,777
Atlas Copco AB Class A	14,966	454,017
Atlas Copco AB Class B	9,023	245,312
Boliden AB	6,475	168,188

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Electrolux AB Series B	5,586	$138,315
Getinge AB B Shares	4,571	73,241
Hennes & Mauritz AB (H&M) B Shares	21,399	593,204
Hexagon AB B Shares	5,817	207,178
Husqvarna AB B Shares	9,274	71,958
ICA Gruppen AB	1,730	52,659
Industrivarden AB C Shares	3,651	67,900
Investor AB B Shares	10,201	380,091
Kinnevik AB Class B	5,361	128,048
L E Lundbergforetagen AB B Shares	854	52,285
Lundin Petroleum AB (b)	4,059	87,965
Millicom International Cellular SA SDR	1,498	63,836
Nordea Bank AB	68,781	762,136
Sandvik AB	24,742	305,219
Securitas AB Class B	7,197	112,891
Skandinaviska Enskilda Banken AB Class A	33,969	354,982
Skanska AB Class B	7,668	180,538
SKF AB B Shares	9,025	165,484
Svenska Cellulosa AB Class B	13,326	375,080
Svenska Handelsbanken AB A Shares	33,447	463,256
Swedbank AB - A Shares	20,239	487,648
Swedish Match AB	4,229	134,178
Tele2 AB B Shares	7,142	57,107
Telefonaktiebolaget LM Ericsson B Shares	68,850	403,528
Telia Company AB	59,627	239,533
Volvo AB B Shares	34,395	400,427

		7,744,308

Switzerland (8.60%)
ABB Ltd. Reg.	42,329	890,674
Actelion Ltd. Reg.	2,181	471,332
Adecco Group AG Reg.	3,673	239,761
Aryzta AG	1,931	84,919
Baloise Holding AG Reg.	1,041	130,994
Barry Callebaut AG Reg.	52	63,529
Chocoladefabriken Lindt & Sprungli AG Reg.	2	121,510
Chocoladefabriken Lindt & Sprungli AG	22	113,838
Compagnie Financiere Richemont
SA Reg.	11,816	780,926
Credit Suisse Group AG Reg.	44,642	637,980
Dufry AG Reg. (b)	1,033	128,582
Ems-Chemie Holding AG Reg	173	87,855
Galenica AG	83	93,528
Geberit AG Reg.	858	343,506
Givaudan SA Reg.	207	378,846
Julius Baer Group Ltd.	5,026	222,660
Kuehne & Nagel International AG Reg.	1,222	161,302
LafargeHolcim Ltd. Reg.	10,274	539,304
Lonza Group AG Reg.	1,219	210,679
Nestle SA Reg.	70,279	5,034,616

80	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Novartis AG Reg.	50,344	$3,661,189
Pargesa Holding SA	681	44,264
Partners Group Holding AG	392	183,510
Roche Holding AG	15,797	3,600,967
Schindler Holding AG	970	170,830
Schindler Holding AG Reg.	476	83,085
SGS SA Reg	121	245,843
Sika AG	47	225,499
Sonova Holding AG Reg.	1,260	152,447
Swatch Group AG Reg., The	1,093	66,704
Swatch Group AG, The	682	211,667
Swiss Life Holding AG Reg.	736	207,904
Swiss Prime Site AG Reg.	1,448	118,485
Swiss Re AG	7,287	689,444
Swisscom AG	571	255,234
Syngenta AG Reg.	2,098	828,925
UBS Group AG	82,315	1,287,032
Zurich Insurance Group AG	3,386	930,540

		23,699,910

United Kingdom (18.14%)
3i Group PLC	21,674	187,488
Aberdeen Asset Management PLC	21,593	68,272
Admiral Group PLC	4,312	96,973
Anglo American PLC (b)	31,529	445,468
Antofagasta PLC	8,948	74,086
Ashtead Group PLC	11,565	224,828
Associated British Foods PLC	7,935	267,743
AstraZeneca PLC	28,520	1,557,413
Auto Trader Group PLC (d)	22,573	113,486
Aviva PLC	92,143	548,863
Babcock International Group PLC	5,898	69,180
BAE Systems PLC	70,653	513,897
Barclays PLC	380,377	1,043,886
Barratt Developments PLC	22,784	129,530
Berkeley Group Holdings PLC, The	2,931	101,321
BHP Billiton PLC	47,071	749,512
BP PLC	422,353	2,645,377
British American Tobacco PLC	41,998	2,380,252
British Land Company PLC	22,701	176,171
BT Group PLC	190,272	858,945
Bunzl PLC	7,625	197,955
Burberry Group PLC	9,560	176,180
Capita PLC	15,168	99,177
Carnival PLC	4,273	216,510
Centrica PLC	122,933	354,052
Cobham PLC	40,197	80,934
Coca-Cola HBC AG CDI	3,830	83,399
Compass Group PLC	37,259	688,604
Croda International PLC	2,979	117,163
DCC PLC	1,997	148,439
Diageo PLC	56,771	1,473,198
Direct Line Insurance Group PLC	29,969	136,393
Dixons Carphone PLC	20,990	91,674
easyJet PLC	3,283	40,609
Experian PLC	21,243	411,299

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Fresnillo PLC	4,520	$67,142
G4S PLC	35,279	101,969
GKN PLC	38,488	156,873
GlaxoSmithKline PLC	109,846	2,109,975
Glencore PLC (b)	273,498	924,118
Hammerson PLC	18,272	128,773
Hargreaves Lansdown PLC	5,997	89,238
Hikma Pharmaceuticals PLC	3,239	75,494
HSBC Holdings PLC	447,274	3,608,880
IMI PLC	6,391	81,733
Imperial Brands PLC	21,371	931,360
Inmarsat PLC	10,040	92,896
InterContinental Hotels Group PLC	4,208	188,157
Intertek Group PLC	3,712	159,089
Intu Properties PLC	20,570	71,249
Investec PLC	14,760	96,805
ITV PLC	81,824	207,752
J Sainsbury PLC	36,877	113,340
Johnson Matthey PLC	4,437	173,608
Kingfisher PLC	50,949	219,508
Land Securities Group PLC	18,231	239,503
Legal & General Group PLC	133,698	407,294
Lloyds Banking Group PLC	1,448,452	1,112,232
London Stock Exchange Group PLC	7,190	256,978
Marks & Spencer Group PLC	37,478	161,443
Mediclinic International PLC	8,340	79,221
Meggitt PLC	16,132	91,100
Merlin Entertainments PLC (d)	16,303	90,001
Mondi PLC	8,441	172,384
National Grid PLC	84,908	992,043
NEX Group PLC	21	117
Next PLC	3,204	196,551
Old Mutual PLC	112,540	286,973
Pearson PLC	18,861	189,244
Persimmon PLC	6,954	151,720
Petrofac Ltd.	5,227	55,937
Provident Financial PLC	3,116	108,974
Prudential PLC	57,813	1,153,801
Randgold Resources Ltd.	2,005	154,039
Reckitt Benckiser Group PLC	14,218	1,204,377
Reed Elsevier PLC (London)	24,442	435,568
Rio Tinto PLC	27,658	1,055,927
Rolls-Royce Holdings PLC	40,859	335,595
Royal Bank of Scotland Group PLC (b)	77,132	213,127
Royal Dutch Shell PLC Class A	97,340	2,686,926
Royal Dutch Shell PLC Class B	84,027	2,414,255
Royal Mail PLC	20,294	115,359
RSA Insurance Group PLC	23,915	172,458
Sage Group PLC, The	24,700	199,107
Schroders PLC	2,925	107,429
SEGRO PLC	18,629	105,366
Severn Trent PLC	5,419	148,095
Shire PLC	20,195	1,153,119
Sky PLC	23,289	283,914
Smith & Nephew PLC	20,131	302,150
Smiths Group PLC	9,113	158,631

See accompanying notes to financial statements.	81

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
SSE PLC	22,788	$435,115
St. James’s Place PLC	11,984	149,486
Standard Chartered PLC (b)	73,213	597,046
Standard Life PLC	45,083	206,444
Tate & Lyle PLC	10,415	90,638
Taylor Wimpey PLC	74,910	141,286
Tesco PLC (b)	183,582	468,097
Travis Perkins PLC	5,610	100,285
TUI AG (United Kingdom)	10,564	151,246
Tullet Prebon	4,877	25,937
Unilever PLC	28,962	1,171,219
United Utilities Group PLC	15,647	173,436
Vodafone Group PLC	600,108	1,476,792
Weir Group PLC, The	4,938	114,755
Whitbread PLC	4,175	194,213
William Hill PLC	18,561	66,295
William Morrison Supermarkets PLC	49,550	140,736
Wolseley PLC	5,777	352,663
Worldpay Group PLC (d)	40,473	134,374
WPP PLC	28,785	640,565

		49,987,822

Total Common Stocks
(cost $260,961,463)		271,729,752

Preferred Stocks (a) (0.53%)
Germany (0.53%)
Bayerische Moteren Werke (BMW) AG, 0.00%	1,238	94,546
Fuchs Petrolub SE, 0.00%	1,416	59,315
Henkel AG & Co. KGaA, 0.00%	3,970	472,588
Porsche Automobil Holding SE, 0.00%	3,312	179,908
Schaeffler AG, 0.00%	3,744	55,247
Volkswagen AG, 0.00%	4,183	585,274

		1,446,878

Total Preferred Stocks
(cost $893,431)		1,446,878

	Shares	Value
Short-term Investments (0.10%)
State Street Institutional U.S. Government Money Market Fund Premier Class	277,703	$277,703
Total Short-term Investments
(cost $ 277,703)		277,703
TOTAL INVESTMENTS (99.25%)
(cost $ 262,132,597)		273,454,333
CASH (e) AND OTHER ASSETS, NET OF LIABILITIES (0.75%)		2,074,589

NET ASSETS (100.00%)		$275,528,922

(a)	The Fund used data provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange.This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(d)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the value of these securities amounted to $1,323,947 or 0.48% of net assets.

(e)	At December 31, 2016, cash in the amount of $46,171 has been pledged to cover, in whole or in part, margin requirements for open futures contracts.

SDR - Swedish Depositary Receipt

ADR - American Depositary Receipt

82	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$83,933,199	30.69
Japanese Yen	65,911,700	24.10
British Pound	49,987,822	18.28
Swiss Franc	23,699,910	8.67
Australian Dollar	20,172,623	7.38
Hong Kong Dollar	8,333,141	3.05
Swedish Krona	7,744,308	2.83
Danish Krone	4,502,832	1.65
Singapore Dollar	3,329,790	1.22
United States Dollar	2,840,905	1.04
Norwegian Krone	1,809,310	0.66
Israeli Shekel	690,875	0.25
New Zealand Dollar	497,918	0.18

Total Investments	$273,454,333	100.00%

SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$57,840,952	20.99
Industrials	38,246,190	13.88
Consumer Discretionary	34,256,663	12.43
Consumer Staples	30,508,100	11.07
Health Care	29,163,333	10.59
Materials	21,543,971	7.82
Information Technology	14,910,843	5.41
Energy	14,896,009	5.41
Telecommunication Services	12,320,001	4.47
Real Estate	10,221,800	3.71
Utilities	9,268,768	3.37

Total Stocks	273,176,630	99.15
Short-term Investments	277,703	0.10
Cash and Other Assets, Net of Liabilities	2,074,589	0.75

Net Assets	$275,528,922	100.00%

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
ASX SPI 200 Index	3	March 2017	$302,022	$305,805	$3,783
Euro Stoxx 50 Index	21	March 2017	705,578	725,847	20,269
FTSE 100 Index	5	March 2017	424,940	435,567	10,627
Nikkei 225 Index	6	March 2017	471,610	490,504	18,894

Total					$53,573

See accompanying notes to financial statements.	83

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Registered Investment Companies (99.55%)
State Farm Variable Product Trust Bond Fund (a)	3,429,316	$34,841,854
State Farm Variable Product Trust Large Cap Equity Index Fund (a)	2,926,635	56,279,192

Total Registered Investment Companies
(cost $ 70,692,939)		91,121,046

TOTAL INVESTMENTS (99.55%)
(cost $ 70,692,939)		91,121,046
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.45%)		409,351

NET ASSETS (100.00%)		$91,530,397

(a)	As of December 31, 2016, investments in issuers considered to be affiliates of the Stock and Bond Balanced Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Security	Shares Held at December 31, 2015	Shares Purchased	Shares Sold	Shares Held at December 31, 2016	Value at December 31, 2016	Income Dividends	Capital Gain Dividends	Realized Gain (Loss) on Sales
State Farm Variable Product Trust
Bond Fund	3,477,327	111,069	159,080	3,429,316	$34,841,854	$988,635	$168,490	$1,474
State Farm Variable Product Trust
Large Cap Equity Index Fund	2,911,588	209,838	194,791	2,926,635	56,279,192	1,106,652	2,737,584	434,749

Total					$91,121,046	$2,095,287	$2,906,074	$436,223

84	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Principal amount	Value
Corporate Bonds (73.23%)
Aerospace/Defense (0.98%)
Northrop Grumman Corp.
3.250%, 08/01/2023	$1,500,000	$1,529,181

Agriculture, Foods, & Beverage (4.90%)
General Mills Inc.
5.700%, 02/15/2017	1,000,000	1,005,068
PepsiCo Inc.
5.000%, 06/01/2018	1,000,000	1,050,175
Campbell Soup Co.
4.250%, 04/15/2021	1,000,000	1,065,946
Kellogg Co.
3.125%, 05/17/2022	1,000,000	1,012,422
Sysco Corp.
2.600%, 06/12/2022	1,000,000	984,512
Kellogg Co.
2.750%, 03/01/2023	1,000,000	978,642
PepsiCo Inc.
2.750%, 03/01/2023	1,000,000	998,910
Mondelez International Inc.
4.000%, 02/01/2024	500,000	523,172

		7,618,847

Automotive (2.21%)
Toyota Motor Credit Corp.
2.100%, 01/17/2019	1,000,000	1,005,490
2.750%, 05/17/2021	1,000,000	1,013,483
Daimler Finance NA LLC (a)
2.000%, 07/06/2021	500,000	485,506
American Honda Finance Corp.
2.300%, 09/09/2026	1,000,000	933,400

		3,437,879

Banks (3.49%)
Wachovia Corp.
5.750%, 06/15/2017	500,000	509,522
Bank of New York Mellon Corp.
2.200%, 03/04/2019	1,000,000	1,007,134
Wells Fargo & Co.
3.000%, 01/22/2021	500,000	508,790
Toronto-Dominion Bank, The
1.800%, 07/13/2021	500,000	484,184
U.S. Bancorp
3.700%, 01/30/2024	500,000	519,840
Bank of New York Mellon Corp.
3.400%, 05/15/2024	500,000	506,968
Wells Fargo & Co.
3.000%, 02/19/2025	500,000	480,320
U.S. Bancorp
2.375%, 07/22/2026	1,000,000	925,765
Wells Fargo & Co.
3.000%, 10/23/2026	500,000	476,198

		5,418,721

	Principal amount	Value
Corporate Bonds (Cont.)
Chemicals (4.82%)
Rohm & Haas Co.
6.000%, 09/15/2017	$500,000	$515,600
E.I. du Pont de Nemours and Co.
6.000%, 07/15/2018	500,000	531,329
Praxair Inc.
2.450%, 02/15/2022	1,000,000	992,538
Dow Chemical Co., The
3.000%, 11/15/2022	1,000,000	1,000,456
E.I. du Pont de Nemours and Co.
2.800%, 02/15/2023	1,000,000	982,927
Praxair Inc.
2.700%, 02/21/2023	500,000	494,863
International Flavors & Fragrances Inc.
3.200%, 05/01/2023	500,000	497,252
Potash Corporation of Saskatchewan Inc.
3.625%, 03/15/2024	1,000,000	991,928
Praxair Inc.
3.200%, 01/30/2026	500,000	501,771
Ecolab Inc.
2.700%, 11/01/2026	500,000	476,060
Potash Corporation of Saskatchewan Inc.
4.000%, 12/15/2026	500,000	503,164

		7,487,888

Commercial Service/Supply (1.31%)
Pitney Bowes Inc.
5.750%, 09/15/2017	1,000,000	1,025,668
Cintas Corp. No. 2
3.250%, 06/01/2022	1,000,000	1,012,350

		2,038,018

Computer Software & Services (1.91%)
Automatic Data Processing Inc.
2.250%, 09/15/2020	500,000	502,584
Texas Instruments Inc.
2.750%, 03/12/2021	500,000	509,350
Automatic Data Processing Inc.
3.375%, 09/15/2025	500,000	512,708
Oracle Corp.
2.650%, 07/15/2026	500,000	474,606
Microsoft Corp.
2.400%, 08/08/2026	500,000	472,348
Analog Devices Inc.
3.500%, 12/05/2026	500,000	495,372

		2,966,968

Computers (1.32%)
International Business Machines Corp.
5.700%, 09/14/2017	1,000,000	1,029,972

See accompanying notes to financial statements.	85

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Computers (Cont.)
3.450%, 02/19/2026	$1,000,000	$1,023,084

		2,053,056

Consumer & Marketing (2.95%)
Estee Lauder Companies Inc., The
5.550%, 05/15/2017	1,000,000	1,014,491
Kimberly-Clark Corp.
6.125%, 08/01/2017	500,000	514,424
Unilever Capital Corp.
4.250%, 02/10/2021	1,000,000	1,073,926
Procter & Gamble Co., The
2.300%, 02/06/2022	1,000,000	1,001,994
Kimberly-Clark Corp.
2.750%, 02/15/2026	1,000,000	974,328

		4,579,163

Electronic/Electrical Manufacturing (0.64%)
Emerson Electric Co.
2.625%, 02/15/2023	1,000,000	992,263

Financial Services (2.98%)
JPMorgan Chase & Co.
2.200%, 10/22/2019	500,000	502,008
4.350%, 08/15/2021	1,000,000	1,069,795
General Electric Capital Corp.
3.100%, 01/09/2023	287,000	290,868
JPMorgan Chase & Co.
3.200%, 01/25/2023	500,000	505,565
3.625%, 05/13/2024	500,000	508,594
GE Capital International Funding Co.
3.373%, 11/15/2025	744,000	756,333
Visa Inc.
3.150%, 12/14/2025	1,000,000	1,004,386

		4,637,549

Health Care (8.84%)
Wyeth
5.450%, 04/01/2017	500,000	505,156
Amgen Inc.
5.850%, 06/01/2017	500,000	509,168
Johnson & Johnson
5.550%, 08/15/2017	500,000	513,780
AstraZeneca PLC
5.900%, 09/15/2017	500,000	515,651
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	1,054,010
Pfizer Inc.
2.100%, 05/15/2019	500,000	504,637
Amgen Inc.
2.200%, 05/22/2019	500,000	503,860
Gilead Sciences Inc.
2.550%, 09/01/2020	500,000	505,270

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Medtronic Inc.
4.125%, 03/15/2021	$1,000,000	$1,061,454
Sanofi-Aventis
4.000%, 03/29/2021	1,000,000	1,064,640
GlaxoSmithKline Capital Inc.
2.800%, 03/18/2023	1,000,000	1,002,492
Pfizer Inc.
3.000%, 06/15/2023	1,000,000	1,017,642
Novartis Capital Corp.
3.400%, 05/06/2024	1,000,000	1,030,502
Pfizer Inc.
3.400%, 05/15/2024	500,000	516,816
Amgen Inc.
3.625%, 05/22/2024	500,000	508,618
Bayer U.S. Finance LLC (a)
3.375%, 10/08/2024	500,000	497,496
Gilead Sciences Inc.
3.650%, 03/01/2026	500,000	506,968
Roche Holdings Inc. (a)
2.625%, 05/15/2026	1,000,000	961,919
Baxter International Inc.
2.600%, 08/15/2026	500,000	461,588
Abbott Laboratories
3.750%, 11/30/2026	500,000	496,546

		13,738,213

Machinery & Manufacturing (7.10%)
Eaton Corp.
5.300%, 03/15/2017	1,000,000	1,007,536
John Deere Capital Corp.
5.500%, 04/13/2017	500,000	505,944
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	1,022,383
Caterpillar Financial Services Corp.
5.850%, 09/01/2017	500,000	514,608
Thermo Fisher Scientific Inc.
2.400%, 02/01/2019	500,000	503,801
Danaher Corp.
2.400%, 09/15/2020	500,000	501,054
John Deere Capital Corp.
2.800%, 03/04/2021	500,000	507,145
Caterpillar Financial Services Corp.
2.850%, 06/01/2022	1,000,000	1,001,984
Deere & Co.
2.600%, 06/08/2022	1,000,000	995,144
Covidien International
3.200%, 06/15/2022	1,000,000	1,023,945
3M Co.
2.000%, 06/26/2022	500,000	490,120
Caterpillar Financial Services Corp.
2.625%, 03/01/2023	1,000,000	983,512
John Deere Capital Corp.
3.400%, 09/11/2025	500,000	514,754

86	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
Thermo Fisher Scientific Inc.
3.650%, 12/15/2025	$500,000	$501,622
Bemis Company Inc.
3.100%, 09/15/2026	1,000,000	960,124

		11,033,676

Media & Broadcasting (2.54%)
Time Warner Inc.
2.100%, 06/01/2019	500,000	499,698
Comcast Corp.
3.125%, 07/15/2022	1,000,000	1,020,914
Time Warner Inc.
3.550%, 06/01/2024	500,000	495,934
Thomson Reuters Corp.
3.850%, 09/29/2024	500,000	510,148
Walt Disney Co., The
3.150%, 09/17/2025	500,000	507,123
1.850%, 07/30/2026	500,000	450,147
S&P Global Inc. (a)
2.950%, 01/22/2027	500,000	467,502

		3,951,466

Mining & Metals (0.98%)
BHP Billiton Finance USA Ltd.
5.400%, 03/29/2017	500,000	504,470
Rio Tinto Finance USA PLC
3.500%, 03/22/2022	500,000	517,215
Barrick Gold Corp.
3.850%, 04/01/2022	500,000	507,256

		1,528,941

Oil & Gas (5.98%)
Shell International Finance
5.200%, 03/22/2017	500,000	504,092
Canadian Natural Resources
5.700%, 05/15/2017	500,000	507,444
EOG Resources Inc.
5.875%, 09/15/2017	500,000	514,776
Husky Energy Inc.
6.200%, 09/15/2017	500,000	516,596
ConocoPhillips
5.200%, 05/15/2018	500,000	522,602
Apache Corp.
3.250%, 04/15/2022	1,000,000	1,015,709
Shell International Finance
2.375%, 08/21/2022	500,000	491,052
EOG Resources Inc.
2.625%, 03/15/2023	500,000	484,707
Chevron Corp.
3.326%, 11/17/2025	1,000,000	1,019,160
Devon Energy Corp.
5.850%, 12/15/2025	1,000,000	1,136,137

	Principal amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
Trans-Canada Pipelines
4.875%, 01/15/2026	$1,000,000	$1,111,144
Woodside Finance Ltd. (a)
3.700%, 09/15/2026	1,000,000	977,897
Occidental Petroleum Corp.
3.000%, 02/15/2027	500,000	483,788

		9,285,104

Retailers (5.26%)
McDonald’s Corp.
5.300%, 03/15/2017	1,000,000	1,008,406
Wal-Mart Stores Inc.
5.375%, 04/05/2017	1,000,000	1,010,960
5.800%, 02/15/2018	500,000	524,384
CVS Caremark Corp.
2.250%, 12/05/2018	1,000,000	1,008,765
Home Depot Inc.
4.400%, 04/01/2021	1,000,000	1,084,298
TJX Companies Inc., The
2.750%, 06/15/2021	500,000	508,670
Walgreen Co.
3.100%, 09/15/2022	500,000	499,926
Home Depot Inc.
2.700%, 04/01/2023	1,000,000	1,000,208
3.350%, 09/15/2025	500,000	512,778
Lowe’s Companies Inc.
3.375%, 09/15/2025	1,000,000	1,017,139

		8,175,534

Telecom & Telecom Equipment (2.58%)
AT&T Inc.
4.450%, 05/15/2021	1,000,000	1,057,575
Vodafone Group PLC
2.950%, 02/19/2023	1,000,000	969,615
Verizon Communications Inc.
4.150%, 03/15/2024	1,000,000	1,044,982
AT&T Inc.
3.400%, 05/15/2025	500,000	481,912
Verizon Communications Inc.
2.625%, 08/15/2026	500,000	460,276

		4,014,360

Transportation (2.28%)
Burlington Northern Santa Fe
3.000%, 03/15/2023	1,500,000	1,518,212
Norfolk Southern Corp.
3.850%, 01/15/2024	1,000,000	1,041,277
Canadian National Railway Co.
2.750%, 03/01/2026	1,000,000	976,092

		3,535,581

See accompanying notes to financial statements.	87

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (10.16%)
Georgia Power Co.
5.700%, 06/01/2017	$1,000,000	$1,018,138
Jersey Central Power & Light
5.650%, 06/01/2017	1,000,000	1,015,663
Atmos Energy Corp.
6.350%, 06/15/2017	500,000	511,400
Kansas City Power & Light Co.
5.850%, 06/15/2017	1,000,000	1,018,372
Union Electric Co.
6.400%, 06/15/2017	500,000	511,263
MidAmerican Energy Co.
5.950%, 07/15/2017	500,000	512,582
Commonwealth Edison Co.
6.150%, 09/15/2017	500,000	516,432
Florida Power Corp.
5.800%, 09/15/2017	500,000	515,636
Virginia Electric & Power Co.
5.950%, 09/15/2017	500,000	515,186
Public Service Electric and Gas Co.
5.300%, 05/01/2018	500,000	524,362
Florida Power Corp.
5.650%, 06/15/2018	500,000	528,596
Pacificorp
5.650%, 07/15/2018	500,000	530,106
Appalachian Power Co.
4.600%, 03/30/2021	500,000	535,479
Southern California Edison Co.
3.875%, 06/01/2021	1,000,000	1,058,359
Baltimore Gas & Electric Co.
2.800%, 08/15/2022	500,000	502,193
Northern States Power Co.
2.150%, 08/15/2022	500,000	488,784
Pacific Gas & Electric
2.450%, 08/15/2022	1,000,000	987,796
Indiana Michigan Power Co.
3.200%, 03/15/2023	1,000,000	1,009,600
Kansas City Power & Light Co.
3.150%, 03/15/2023	1,000,000	992,525
Public Service Company of Colorado
2.500%, 03/15/2023	1,000,000	985,037
Virginia Electric & Power Co.
3.450%, 02/15/2024	1,000,000	1,027,654
Commonwealth Edison Co.
2.550%, 06/15/2026	500,000	476,356

		15,781,519

Total Corporate Bonds
(cost $112,419,753)		113,803,927

	Principal amount	Value
U.S. Treasury Obligations (24.01%)
U.S. Treasury Notes
3.250%, 03/31/2017	$8,000,000	$8,052,824
3.500%, 02/15/2018	10,000,000	10,280,470
2.750%, 02/15/2019	7,500,000	7,735,545
3.625%, 02/15/2020	6,000,000	6,384,612
2.000%, 02/15/2025	5,000,000	4,866,405

Total U.S. Treasury Obligations
(cost $36,736,204)		37,319,856

	Shares	Value
Short-term Investments (1.94%)
JPMorgan U.S. Government Money
Market Fund Capital Shares	3,008,774	$3,008,774

Total Short-term Investments
(cost $3,008,774)		3,008,774

TOTAL INVESTMENTS (99.18%)
(cost $152,164,731)		154,132,557
OTHER ASSETS, NET OF LIABILITIES (0.82%)		1,281,839

NET ASSETS (100.00%)		$155,414,396

(a)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2016, the value of these securities amounted to $3,390,320 or 2.18% of net assets.

88	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

	Principal amount	Value
Short-term Investments (100.15%)
Government Agency Securities (a) (47.69%)
Federal Home Loan Bank
0.350%, 01/05/2017	$1,500,000	$1,499,942
0.400%, 01/11/2017	1,000,000	999,889
0.448%, 01/18/2017	4,000,000	3,999,154
0.500%, 02/03/2017	1,500,000	1,499,312
0.515%, 02/17/2017	2,500,000	2,498,319
0.535%, 02/23/2017	3,000,000	2,997,637
0.550%, 03/03/2017	1,000,000	999,068

		14,493,321

	Shares	Value
Registered Investment Companies (4.61%)
JPMorgan U.S. Government Money Market Fund Capital Shares	1,400,479	$1,400,479

	Principal amount	Value
U.S. Government Obligations (47.85%)
U.S. Treasury Bill
0.348%, 01/05/2017	$2,000,000	$1,999,923
0.415%, 01/26/2017	6,250,000	6,248,338
0.314%, 02/02/2017	2,300,000	2,299,358
0.438%, 02/16/2017	1,000,000	999,440
0.453%, 03/02/2017	1,500,000	1,498,869
0.437%, 03/09/2017	1,500,000	1,498,780

		14,544,708

Total Short-term Investments
(cost $30,438,508)		30,438,508

TOTAL INVESTMENTS (100.15%)
(cost $30,438,508)		30,438,508
LIABILITIES, NET OF OTHER ASSETS (-0.15%)		(44,726)

NET ASSETS (100.00%)		$30,393,782

(a)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.	89

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Large Cap Equity Fund	Small/ Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$58,563,169	59,992,340	39,678,132

Investments in securities at market value	$67,467,930	67,895,459	41,397,387
Cash	—	—	19,707
Foreign currencies at value (cost $279 and $1,490,488, respectively)	—	—	282
Receivable for:
Dividends and interest	52,314	45,101	65,979
Shares of the Fund sold	—	—	—
Securities sold	42,046	511,958	228,334
SFIMC	—	—	—
Variation margin on futures contracts	—	—	—
Prepaid expenses	1,266	1,092	15,902

Total assets	67,563,556	68,453,610	41,727,591

Liabilities and Net Assets
Payable for:
Shares of the Fund redeemed	6,424	5,187	7,788
Securities purchased	543,557	951,873	15,580
Trustees’ fees and expenses	318	222	2,322
Variation margin on futures contracts	—	—	—
Due to affiliates	44,887	56,019	50,011
Accrued liabilities	21,979	22,531	38,198

Total liabilities	617,165	1,035,832	113,899

Net assets applicable to shares outstanding of common stock	$66,946,391	67,417,778	41,613,692

Fund shares outstanding (no par value, unlimited number of shares authorized)	5,612,002	5,587,352	4,228,863
Net asset value, offering price and redemption price per share	$11.93	12.07	9.84

Analysis of Net Assets
Paid-in-capital	$57,226,337	59,113,137	45,091,527
Accumulated net realized gain (loss)	809,153	398,716	(5,219,601)
Net unrealized appreciation (depreciation)	8,904,761	7,903,119	1,716,344
Accumulated undistributed net investment income (loss)	6,140	2,806	25,422

Net assets applicable to shares outstanding	$66,946,391	67,417,778	41,613,692

(a)	Relates to investments in affiliated investment companies.

(b)	Includes amounts pledged for open futures contracts for the Large Cap Equity Index, Small Cap Equity Index and International Equity Index Funds of $261,600, $172,400 and $46,171, respectively.

90	See accompanying notes to financial statements.

Large Cap Equity Index Fund		Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund	Bond Fund	Money Market Fund

425,467,773		235,294,855	262,132,597	70,692,939(a)	152,164,731	30,438,508

626,368,164		314,866,851	273,454,333	91,121,046(a)	154,132,557	30,438,508
264,895	(b)	172,403(b)	—	414,491	—	—
—		—	1,468,738(b)	—	—	—

793,528		396,579	752,990	—	1,453,102	364
—		—	—	—	—	5
—		—	36,362	—	—	—
2,827		3,857	—	23,114	—	38,384
—		—	53,639	—	—	—
12,384		4,640	5,712	1,128	3,600	585

627,441,798		315,444,330	275,771,774	91,559,779	155,589,259	30,477,846

170,253		33,758	40,938	5,139	50,509	3,474
—		—	—	—	—	—
3,188		985	3,151	356	861	123
23,140		14,744	—	—	—	—
75,703		57,224	66,582	—	82,164	50,258
58,280		62,255	132,181	23,887	41,329	30,209

330,564		168,966	242,852	29,382	174,863	84,064

627,111,234		315,275,364	275,528,922	91,530,397	155,414,396	30,393,782

32,602,310		23,125,488	23,269,081	5,767,570	15,304,183	30,394,884
19.24		13.63	11.84	15.87	10.16	1.00

396,172,068		233,791,028	266,451,087	65,664,843	153,292,682	30,393,782
17,478,123		1,941,939	(284,930)	3,342,297	153,888	—
200,969,582		79,566,836	11,313,938	20,428,107	1,967,826	—
12,491,461		(24,439)	(1,951,173)	2,095,150	—	—

627,111,234		315,275,364	275,528,922	91,530,397	155,414,396	30,393,782

See accompanying notes to financial statements.	91

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2016

	Large Cap Equity Fund	Small/ Mid Cap Equity Fund	International Equity Fund
Investment Income:
Dividends	$1,071,352	778,264	732,666
Interest	3,058	3,564	3,881

	1,074,410	781,828	736,547
Less: foreign withholding taxes	—	(149)	(61,458)

Total investment income	1,074,410	781,679	675,089
Expenses:
Investment advisory and management fees	381,888	484,297	341,477
Audit fees	30,953	30,640	38,564
Reports to shareholders	10,767	12,921	12,754
Custodian fees	8,457	17,615	37,389
Professional fees	4,784	4,677	8,230
Errors and omissions insurance	3,411	3,246	1,471
Securities valuation fees	1,925	2,855	9,882
Trustees’ fees and expenses	3,061	2,750	2,196
Regulatory fees	383	383	501
ICI dues	567	614	1,208
Fidelity bond expense	272	256	179
License index fees	—	—	—

Total expenses	446,468	560,254	453,851
Less: expense reimbursement from SFIMC	(933)	(15,420)	(27,005)

Net expenses	445,535	544,834	426,846

Net investment income	628,875	236,845	248,243
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	4,937,226	435,136	(1,012,479)
Net realized gain received from affiliated investment companies	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	(27,077)
Net realized gain (loss) on futures contracts	—	—	—
Change in unrealized gain (loss) on open futures contracts	—	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(625,994)	7,113,175	(1,481,067)

Net realized and unrealized gain (loss) on investments	4,311,232	7,548,311	(2,520,623)

Net change in net assets resulting from operations	$4,940,107	7,785,156	(2,272,380)

(a)	Relates to investments in affiliated investment companies.

92	See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund	Bond Fund	Money Market Fund

13,261,810	4,260,903	9,591,249	2,095,287(a)	—	—
17,876	12,210	—	—	5,367,487	108,019

13,279,686	4,273,113	9,591,249	2,095,287	5,367,487	108,019
—	(1,079)	(783,137)	—	—	—

13,279,686	4,272,034	8,808,112	2,095,287	5,367,487	108,019

890,947	601,621	749,785	—	800,429	61,817
30,961	30,869	37,722	28,650	45,261	37,571
83,867	79,911	75,876	25,994	45,704	66,072
17,221	21,332	95,460	72	2,549	1,281
17,575	8,762	94,614	5,307	7,255	3,134
30,803	15,156	14,459	4,830	7,609	1,654
8,001	30,908	36,240	—	17,930	3,155
24,578	11,701	13,348	3,793	6,713	1,423
1,010	394	513	385	388	382
5,837	3,052	2,595	—	1,584	336
2,528	1,175	1,001	350	650	133
55,312	65,499	9,993	—	—	—

1,168,640	870,380	1,131,606	69,381	936,072	176,958
(18,630)	(22,741)	—	(69,381)	—	(84,368)

1,150,010	847,639	1,131,606	—	936,072	92,590

12,129,676	3,424,395	7,676,506	2,095,287	4,431,415	15,429

17,448,303	9,950,651	2,351,204	436,223(a)	153,888	—
—	—	—	2,906,074	—	—
—	—	(119,828)	—	—	—
957,816	1,102,474	307,552	—	—	—
152,654	45,219	21,136	—	—	—
36,880,246	41,040,403	(7,900,577)	1,409,816(a)	(1,240,820)	—

55,439,019	52,138,747	(5,340,513)	4,752,113	(1,086,932)	—

67,568,695	55,563,142	2,335,993	6,847,400	3,344,483	15,429

See accompanying notes to financial statements.	93

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund
Years ended December 31,	2016	2015
From operations:
Net investment income	$628,875	652,351
Net realized gain (loss)	4,937,226	4,813,205
Change in net unrealized appreciation or depreciation	(625,994)	(4,676,465)

Net change in net assets resulting from operations	4,940,107	789,091
Distributions to shareholders from and in excess of:
Net investment income	(628,737)	(658,420)
Net realized gain	(4,905,551)	(4,475,048)

Total distributions to shareholders	(5,534,288)	(5,133,468)
From Fund share transactions:
Proceeds from shares sold	1,330,808	2,263,469
Reinvestment of distributions	5,534,288	5,133,468

	6,865,096	7,396,937
Less payments for shares redeemed	(3,077,547)	(2,714,468)

Net increase (decrease) in net assets from Fund share transactions	3,787,549	4,682,469

Total increase (decrease) in net assets	3,193,368	338,092

Net assets:
Beginning of period	63,753,023	63,414,931

End of period*	$66,946,391	63,753,023

* Including accumulated undistributed net investment income (loss)	$6,140	6,693

Share Information
Sold	109,795	171,746
Issued in reinvestment of distributions	458,136	421,467
Redeemed	(252,981)	(206,408)

Net increase (decrease)	314,950	386,805

94	See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		Large Cap Equity Index Fund		Small Cap Equity Index Fund
2016	2015	2016	2015	2016	2015	2016	2015

236,845	387,486	248,243	274,003	12,129,676	11,162,583	3,424,395	2,523,091
435,136	2,894,306	(1,039,556)	1,092,939	18,406,119	31,561,697	11,053,125	20,233,015
7,113,175	(5,814,096)	(1,481,067)	(1,420,916)	37,032,900	(35,583,561)	41,085,622	(36,719,549)

7,785,156	(2,532,304)	(2,272,380)	(53,974)	67,568,695	7,140,719	55,563,142	(13,963,443)

(245,976)	(409,709)	(251,042)	(345,242)	(12,424,018)	(10,673,634)	(3,445,508)	(2,554,936)
(326,786)	(3,573,403)	—	—	(30,733,279)	(20,258,246)	(10,465,627)	(20,044,447)

(572,762)	(3,983,112)	(251,042)	(345,242)	(43,157,297)	(30,931,880)	(13,911,135)	(22,599,383)

1,256,928	1,329,912	514,322	657,843	4,548,869	5,294,068	3,087,185	2,909,472
572,762	3,983,112	251,042	345,242	43,157,297	30,931,880	13,911,135	22,599,383

1,829,690	5,313,024	765,364	1,003,085	47,706,166	36,225,948	16,998,320	25,508,855
(1,986,967)	(2,169,754)	(818,322)	(804,135)	(48,090,888)	(46,453,365)	(19,573,660)	(18,942,184)

(157,277)	3,143,270	(52,958)	198,950	(384,722)	(10,227,417)	(2,575,340)	6,566,671

7,055,117	(3,372,146)	(2,576,380)	(200,266)	24,026,676	(34,018,578)	39,076,667	(29,996,155)

60,362,661	63,734,807	44,190,072	44,390,338	603,084,558	637,103,136	276,198,697	306,194,852

67,417,778	60,362,661	41,613,692	44,190,072	627,111,234	603,084,558	315,275,364	276,198,697

2,806	4,746	25,422	(1,335)	12,491,461	12,471,874	(24,439)	9,587

116,650	110,262	51,062	60,562	240,095	275,464	259,454	217,560
46,718	365,423	25,642	32,975	2,355,748	1,696,757	1,005,867	1,877,025
(181,687)	(179,359)	(80,309)	(73,554)	(2,533,401)	(2,402,848)	(1,576,584)	(1,398,997)

(18,319)	296,326	(3,605)	19,983	62,442	(430,627)	(311,263)	695,588

See accompanying notes to financial statements.	95

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Equity Index Fund
Years ended December 31,	2016	2015
From operations:
Net investment income	$7,676,506	6,899,148
Net realized gain (loss)	2,538,928	1,616,980
Change in net unrealized appreciation or depreciation	(7,879,441)	(11,562,809)

Net change in net assets resulting from operations	2,335,993	(3,046,681)
Distributions to shareholders from and in excess of:
Net investment income	(7,931,513)	(6,645,972)
Net realized gain	(2,740,124)	(2,386,716)

Total distributions to shareholders	(10,671,637)	(9,032,688)
From Fund share transactions:
Proceeds from shares sold	3,189,977	4,080,998
Reinvestment of distributions	10,671,637	9,032,688

	13,861,614	13,113,686
Less payments for shares redeemed	(10,931,243)	(10,861,402)

Net increase (decrease) in net assets from Fund share transactions	2,930,371	2,252,284

Total increase (decrease) in net assets	(5,405,273)	(9,827,085)

Net assets:
Beginning of period	280,934,195	290,761,280

End of period*	$275,528,922	280,934,195

* Including accumulated undistributed net investment income (loss)	$(1,951,173)	(1,628,294)

Share Information
Sold	267,285	311,048
Issued in reinvestment of distributions	906,681	731,984
Redeemed	(910,168)	(818,106)

Net increase (decrease)	263,798	224,926

(a)	Relates to investments in affiliated investment companies.

96	See accompanying notes to financial statements.

Stock and Bond Balanced Fund			Bond Fund		Money Market Fund
2016		2015	2016	2015	2016	2015

2,095,287	(a)	1,966,343(a)	4,431,415	4,565,333	15,429	—
3,342,297	(a)	2,959,417(a)	153,888	751,936	—	—
1,409,816	(a)	(3,860,084)(a)	(1,240,820)	(3,746,310)	—	—

6,847,400		1,065,676	3,344,483	1,570,959	15,429	—

(2,005,495)		(2,087,717)	(4,431,415)	(4,565,333)	(15,429)	—
(2,920,342)		(2,085,456)	(751,936)	(122,889)	—	—

(4,925,837)		(4,173,173)	(5,183,351)	(4,688,222)	(15,429)	—

2,758,790		1,312,600	2,315,024	2,382,799	3,876,178	4,490,475
4,925,837		4,173,173	5,183,351	4,688,222	15,429	—

7,684,627		5,485,773	7,498,375	7,071,021	3,891,607	4,490,475
(8,338,941)		(7,071,466)	(11,276,725)	(10,075,045)	(5,057,443)	(6,909,082)

(654,314)		(1,585,693)	(3,778,350)	(3,004,024)	(1,165,836)	(2,418,607)

1,267,249		(4,693,190)	(5,617,218)	(6,121,287)	(1,165,836)	(2,418,607)

90,263,148		94,956,338	161,031,614	167,152,901	31,559,618	33,978,225

91,530,397		90,263,148	155,414,396	161,031,614	30,393,782	31,559,618

2,095,150		2,005,358	—	—	—	—

174,455		81,444	222,517	228,321	3,876,177	4,490,476
317,182		265,807	497,536	449,394	15,429	—
(525,351)		(437,499)	(1,084,008)	(967,585)	(5,057,443)	(6,909,082)

(33,714)		(90,248)	(363,955)	(289,870)	(1,165,837)	(2,418,606)

See accompanying notes to financial statements.	97

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Variable Product Trust (the “Trust”) has nine separate investment portfolios (each a “Fund” and together, the “Funds”). The Trust is registered under the Investment Company Act of 1940 as an open-end, management investment company. Each Fund has its own investment objective, investment policies, restrictions, and attendant risks and is diversified as defined in the Investment Company Act of 1940. Each Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, “Financial Services - Investment Companies.” Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of large capitalization companies.

The Small/Mid Cap Equity Fund seeks long-term growth of capital. The Fund primarily invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in common stock and other equity securities of small and mid-capitalization companies.

The International Equity Fund seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies. There is no restriction on the size of the companies in which the Fund invests.

The Large Cap Equity Index Fund (the “Large Cap Index Fund”) seeks to match the performance of the Standard and Poor’s Composite Index of 500 Stocks® (the “S&P 500”) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

The Small Cap Equity Index Fund (the “Small Cap Index Fund”) seeks to match the performance of the Russell 2000® Small Stock Index (the “Russell 2000”) by investing in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The International Equity Index Fund (the “International Index Fund”) seeks to match the performance of the MSCI Europe, Australasia and Far East Free Index® (the “EAFE Free”) by investing in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 15 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The Stock and Bond Balanced Fund (the “Balanced Fund”) seeks long-term growth of capital, balanced with current income. The Balanced Fund invests in the Large Cap Index and Bond Funds of the Trust.

The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. The Fund typically invests 80% or more of its assets in investment grade bonds or bonds determined to be of comparable quality.

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Fund Share Valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily on each day the New York Stock Exchange is open. The net asset value for each Fund is determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities Valuation

All investments in securities are recorded at their fair value. For more information refer to Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis, and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes.

For more information refer to Note 5 Income Taxes and Distributions to Shareholders.

Foreign Currency Translations

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2016. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Short Sales

The Large Cap Index, Small Cap Index, International Index Funds, and indirectly, the Balanced Fund, may enter into covered short sale transactions to dispose of certain securities received as part of corporate actions (e.g., corporate mergers or spin-offs) that no longer are included in the respective benchmark indices. These transactions are designed to help minimize the impact these non-index securities have on the overall performance of these Funds.

New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amendments to modernize reporting and disclosure of information by registered investment companies. Amendments to Regulation S-X include standardized, enhanced disclosure about derivatives in investment company financial statements and changes to rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective August 1, 2017. At this time, management is evaluating the impact these Regulation S-X amendments may have on the Trust’s financial statements, if any.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

3.	Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible to the Funds for identical assets or liabilities.

•	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•	Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include SFIMC’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. Changes in valuation techniques may result in transfers into or out of an assigned level within the fair value hierarchy. The end of the reporting period method is used for determining when transfers between levels of the fair value hierarchy are deemed to have occurred.

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter (“OTC”) market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S.Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S.Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Spot and forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potential global development or a significant change in one or more U.S. securities indices. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may use an independent statistical fair value service to assist in determining value, or SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, ETFs, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including understanding a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets and liabilities as of December 31, 2016:

	Investments in Securities				Derivative Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Large Cap Equity Fund					$—	$—	$—	$—
Common Stocks (a)	$65,661,620	$—	$—	$65,661,620
Short-term Investments	1,806,310	—	—	1,806,310
Small/Mid Cap Equity Fund					—	—	—	—
Common Stocks (a)	65,867,417	—	—	65,867,417
Short-term Investments	2,028,042	—	—	2,028,042
International Equity Fund					—	—	—	—
Common Stocks (a)	12,748,344	26,998,321	—	39,746,665
Preferred Stocks (a)	63,999	370,597	—	434,596
Short-term Investments	1,216,126	—	—	1,216,126
Large Cap Index Fund					69,191	—	—	69,191
Common Stocks (a)	621,349,894	—	—	621,349,894
Short-term Investments	5,018,270	—	—	5,018,270
Small Cap Index Fund					(5,160)	—	—	(5,160)
Common Stocks (a)	311,931,318	25,890	33,010	311,990,218
Short-term Investments	2,876,633	—	—	2,876,633
International Index Fund					53,573	—	—	53,573
Common Stocks (a)	3,981,290	267,748,462	0	271,729,752
Preferred Stocks (a)	—	1,446,878	—	1,446,878
Short-term Investments	277,703	—	—	277,703
Balanced Fund					—	—	—	—
Registered Investment Companies	91,121,046	—	—	91,121,046
Bond Fund					—	—	—	—
Corporate Bonds (a)	—	113,803,927	—	113,803,927
U.S. Treasury Obligations	—	37,319,856	—	37,319,856
Short-term Investments	3,008,774	—	—	3,008,774
Money Market Fund					—	—	—	—
Short-term Investments	1,400,479	29,038,029	—	30,438,508

(a) Industry classification and/or country is disclosed in the Schedules of Investments.

There were no transfers of securities between Level 1 and Level 2 as of December 31, 2016 as compared to December 31, 2015.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Small Cap Index Fund Investments in Securities (a)
Balance as of December 31, 2015	$3,079
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	29,931
Purchases	—
Issuances	—
Sales	—
Transfers in	—
Transfers out	—

Balance as of December 31, 2016	$33,010

(a) Using the end of the reporting period method for determining when transfers between levels are recognized.

For the Small Cap Index Fund, the total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2016 was $29,931.

The International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2015 or for the year ended December 31, 2016. The remaining Funds (other than the Small Cap Index Fund, as noted in the preceding table) did not hold any Level 3 securities as of December 31, 2015, or for the year ended December 31, 2016.

Derivative instruments, such as futures and foreign currency contracts, are valued at the unrealized appreciation (depreciation) of the instrument. For more information, see Note 4 Derivative Instruments.

4.	Derivative Instruments

The Large Cap Index, Small Cap Index, and International Index Funds, and, indirectly, the Balanced Fund, are subject to equity price risk in the normal course of pursuing their investment objectives. These Funds, other than the Balanced Fund, entered into stock index futures contracts to gain exposure to market fluctuations, as the use of these instruments was more efficient or cost effective than actually buying the underlying securities. These contracts obligated those Funds to make or take delivery of a derivative instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses from these contracts are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared futures contracts. Daily fluctuations in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Upon entering into a futures contract, these Funds bore the risk of futures contracts’ prices moving unexpectedly, in which case, the Funds might not have been able to achieve the anticipated benefits of the futures contract and might realize a loss. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearing house, as the ultimate counterparty to all exchange traded futures, guarantees the futures against default.

The International Equity and International Index Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. In an attempt to decrease exposure to this risk, both Funds may engage in portfolio hedging with the objective to protect against variations in exchange rates. Portfolio hedging involves the selling of forward foreign currency contracts with respect to the actual or anticipated portfolio security position denominated or quoted in the particular currency. These Funds bear the market risk that arise from changes in foreign currency rates and the potential for any credit risk should a counterparty fail to perform under a forward foreign currency contract, and as a result, might realize a loss. For the year ended December 31, 2016, neither Fund has entered into a forward foreign currency contract.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2016, the fair values of derivative instruments, which are also disclosed in the Schedules of Investments, were as follows:

		Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	Value		Statements of Assets and Liabilities Location	Value

Large Cap Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$69,191	(a)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$69,191			$—

Small Cap Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$—		Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$5,160	(a)

Total			$—			$5,160

International Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$53,573	(a)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$53,573			$—

(a) Represents cumulative unrealized gain or loss on futures contracts. Variation margin disclosed on the Statements of Assets and Liabilities is for the last day of the period.

As of December 31, 2016, the effect of derivative instruments on the Statement of Operations was as follows:

Fund	Derivatives not accounted for as hedging instruments	Amount of Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Large Cap Index Fund	Stock Index Futures Contracts	$957,816	$152,654
Small Cap Index Fund	Stock Index Futures Contracts	1,102,474	45,219
International Index Fund	Stock Index Futures Contracts	307,552	21,136

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, the International Equity Fund and International Equity Index Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including certain forward foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements differ by type of derivative. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts). For financial reporting purposes, cash and non-cash collateral that has been pledged to cover obligations of a Fund, if any, are noted in the Schedules of Investments. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities is based on contractual netting/set-off provisions in the ISDA Master Agreement; however, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable.

The Funds did not invest in any portfolio securities or enter into any derivative transactions with gross exposure on the Statement of Assets and Liabilities that could be netted subject to netting agreements as of December 31, 2016.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2016, the average quarterly balance of outstanding derivative instruments was as follows:

	Futures Contracts
Fund	Average Number of Contracts Purchased	Average Notional Value of Contracts Purchased
Large Cap Index Fund	81	$8,494,539
Small Cap Index Fund	54	5,745,243
International Index Fund	40	2,190,283

5.	Income Taxes and Distributions to Shareholders

As of December 31, 2016, the Trust’s management completed a review of uncertain tax positions taken by the Funds, if any, and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of December 31, 2016, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2016, each Fund’s aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Equity Fund	$58,567,082	$10,754,185	$(1,853,337)	$8,900,848
Small/Mid Cap Equity Fund	60,015,018	9,908,366	(2,027,925)	7,880,441
International Equity Fund	40,023,005	3,990,260	(2,615,878)	1,374,382
Large Cap Index Fund	425,666,324	251,410,518	(50,708,678)	200,701,840
Small Cap Index Fund	235,486,683	111,629,540	(32,249,372)	79,380,168
International Index Fund	264,404,235	78,262,291	(69,212,193)	9,050,098
Balanced Fund	70,692,977	20,904,793	(476,724)	20,428,069
Bond Fund	152,164,731	2,903,840	(936,014)	1,967,826
Money Market Fund	30,438,508	—	—	—

The differences, if any, between the cost of investments for federal income tax purposes and the cost of investments reflected on the Schedules of Investments may relate to one or more of the following: return of capital transactions, mark-to-market of Passive Foreign Investment Companies (“PFICs”), mark-to-market of non-PFICs, wash sales, partnership distributive share adjustments and deemed dividend distributions.

The Large Cap Equity, Small/Mid Cap Equity, International Equity, Large Cap Index, Small Cap Index, International Index, and Balanced Funds declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond and Money Market Funds declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

After utilizing capital loss carryforwards to offset realized capital gains in 2016, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. As of December 31, 2016, if not applied, the carryforwards will expire as follows:

		Year of Expiration		Non Expiring
	Utilized in 2016	2017	2018	Short-term	Long-term	Total Capital Loss Carryforwards
International Equity Fund	—	2,853,861	924,320	714,559	66,161	4,558,901

Capital losses incurred on or after January 1, 2011 are permitted to carry forward indefinitely. These losses must be utilized prior to losses incurred before January 1, 2011. Therefore, any losses incurred prior to 2011 may be more likely to expire unused.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2016, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Large Cap Equity Fund	$6,140	$813,066	$8,900,848	$—	$9,720,054
Small/Mid Cap Equity Fund	2,806	421,392	7,880,443	—	8,304,641
International Equity Fund	252,297	—	1,371,444	(5,101,591)	(3,477,850)
Large Cap Index Fund	12,967,452	17,269,874	200,701,840	—	230,939,166
Small Cap Index Fund	37,132	2,067,036	79,380,168	—	81,484,336
International Index Fund	297,180	79,796	9,011,407	(310,548)	9,077,835
Balanced Fund	2,232,931	3,204,554	20,428,069	—	25,865,554
Bond Fund	—	153,888	1,967,826	—	2,121,714
Money Market Fund	—	—	—	—	—

The difference between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2016 relates to one or more of the following: short-term capital gains, foreign currency contracts, mark-to-market of PFICs, mark-to-market of non-PFICs, post-October loss deferrals, and return of capital transactions.

From November 1, 2016 through December 31, 2016, the International Equity Fund incurred $5,503 in specified losses and 537,187 in realized losses, and the International Index Fund incurred $167,170 in specified losses and $143,378 in realized losses. As permitted by the Internal Revenue Code, the Funds intend to elect to defer these losses and treat them as arising on January 1, 2017.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the timing of the recognition of net realized losses, the timing of Fund distributions, expiring capital loss carryforwards, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting its net asset value.

As of December 31, 2016, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Large Cap Equity Fund	$—	$691	$—	$(691)
Small/Mid Cap Equity Fund	—	(7,191)	—	7,191
International Equity Fund	—	(29,556)	—	29,556
Large Cap Index Fund	—	(313,929)	—	313,929
Small Cap Index Fund	—	(12,913)	—	12,913
International Index Fund	(19)	67,891	—	(67,872)

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions was designated as follows for the years ended December 31, 2016 and December 31, 2015, respectively.

2016	Ordinary Income	Long-term Capital Gain	Total
Small Cap Index Fund	3,560,091	10,351,044	13,911,135
International Index Fund	7,971,943	2,699,694	10,671,637
Balanced Fund	2,209,504	2,716,333	4,925,837

2015	Ordinary Income	Long-term Capital Gain	Total
Small/Mid Cap Equity Fund	$439,495	$3,543,617	$3,983,112
Large Cap Index Fund	11,103,898	19,827,982	30,931,880
Small Cap Index Fund	3,479,928	19,119,455	22,599,383
Balanced Fund	2,169,330	2,003,843	4,173,173

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the years ended December 31, 2016 and December 31, 2015.

6.	Fees and Other Transactions with Affiliates

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (accrued on a daily basis and paid monthly) at the following annual rates:

Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Large Cap Index Fund (a) (b)	0.13% on the first $500 million
0.12% on the next $250 million
0.11% on the next $250 million
0.085% on the next $2 billion
0.06% on amounts exceeding $3 billion
Small Cap Index Fund (a) (b)	0.15% on the first $150 million
0.13% on the next $850 million
0.105% on the next $2 billion
0.08% on amounts exceeding $3 billion
International Index Fund (a) (b)	0.16% on the first $150 million
0.14% on the next $850 million
0.115% on the next $2 billion
0.09% on amounts exceeding $3 billion
Balanced Fund	None
Bond Fund	0.50% of average daily net assets
Money Market Fund (a)	0.10% of average daily net assets

(a)  Through April 30, 2016, the investment advisory and management services fees for the Large Cap Index Fund, Small Cap Index Fund, International Index Fund and Money Market Fund were 0.24%, 0.40%, 0.55% and 0.40%, respectively.

(b)  For purposes of calculating the breakpoints in the preceding table, the assets of the following funds are combined: S&P 500 Index Fund of the State Farm Mutual Fund Trust and the Large Cap Index Fund; Small Cap Index Fund of the State Farm Mutual Fund Trust and the Small Cap Index Fund; and International Index Fund of the State Farm Mutual Fund Trust and the International Index Fund.

SFIMC has agreed not to be paid an investment advisory and management services fee for performing its services for the Balanced Fund. However, SFIMC receives investment advisory fees from managing the underlying Funds in which the Balanced Fund invests.

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Large Cap Equity Fund; Bridgeway and Rainier Investment Management, LLC (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund; and BlackRock Fund Advisors (“BlackRock”) as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Index, Small Cap Index and International Index Funds.

In accordance with the investment objective of the Fund or Funds each sub-advises, Bridgeway,Westwood, Marsico, Northern Cross, BlackRock, and Rainier determine which securities to buy and sell, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, and BlackRock’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds for the services of the sub-advisers.

As of December 31, 2016, the following fees were earned by BlackRock, Bridgeway, Rainier,Westwood, Marsico, and Northern Cross for sub-advisory services (not all amounts earned were paid during the period):

	BlackRock	Bridgeway	Rainier (a)	Westwood	Marsico	Northern Cross
Large Cap Equity Fund	$—	$127,992	$—	$107,256	$—	$—
Small/Mid Cap Equity Fund	—	179,042	172,630	—	—	—
International Equity Fund	—	—	—	—	110,627	124,261
Large Cap Index Fund	101,279	—	—	—	—	—
Small Cap Index Fund	154,216	—	—	—	—	—
International Index Fund	173,997	—	—	—	—	—

Total Sub-Advisory Fees	$429,492	$307,034	$172,630	$107,256	$110,627	$124,261

(a) A majority of the outstanding voting securities of Rainier Investment Management, LLC was acquired by Manning & Napier Group, LLC on April 30, 2016.

Expense Reduction Agreements

With respect to each Fund, other than the Balanced, International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by each Fund (other than the investment advisory and management services fee, acquired fund fees and expenses and custody fees in the case of the Large Cap Index Fund and the Small Cap Index Fund) that exceed 0.10% of such Fund’s average daily net assets.With respect to the Balanced Fund, SFIMC has agreed to reimburse all expenses incurred by the Fund other than acquired fund fees and expenses.With respect to the International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by these Funds, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets.With respect to the Large Cap Index Fund and the Small Cap Index Fund, SFIMC has agreed to reimburse all custody fees. Prior-year reimbursements and waivers, if any, are not subject to recapture.

SFIMC has agreed to waive its fees to the extent necessary to prevent the Money Market Fund’s net investment income from decreasing below zero.

These expense reductions are voluntary and may be eliminated by SFIMC at any time.

Line of credit

State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. The Funds did not borrow under the Line of Credit Agreement during the year ended December 31, 2016.

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC.The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

7.Investment	transactions

For the year ended December 31, 2016, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases (excluding U.S. Government Obligations)	Sales/Maturities (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales/Maturities of U.S. Government Obligations
Large Cap Equity Fund	$34,843,912	$36,013,895	$—	$—
Small/Mid Cap Equity Fund	62,790,286	63,286,885	—	—
International Equity Fund	43,640,679	42,892,043	—	—
Large Cap Index Fund	20,621,526	40,804,189	—	—
Small Cap Index Fund	42,303,076	48,603,194	—	—
International Index Fund	8,917,977	6,916,456	—	—
Balanced Fund	5,001,361	5,425,000	—	—
Bond Fund	18,502,685	15,513,832	—	—

Cross trades for the year ended December 31, 2016 were executed by the Large Cap Index and Small Cap Index Funds pursuant to Rule 17a-7 under the Investment Company Act of 1940 with other mutual funds that are affiliated with BlackRock, but are not part of the State Farm family of funds. Cross trading is the buying or selling of portfolio securities between funds. At its regularly scheduled quarterly meetings, the Board of Trustees reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share.The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.04	$12.91	$11.38	$8.61	$7.49
Income from Investment Operations
Net investment income (a)	0.12	0.13	0.12	0.10	0.13
Net gain (loss) on investments (both realized and unrealized)	0.84	0.06	1.68	2.77	1.12

Total from investment operations	0.96	0.19	1.80	2.87	1.25

Less Distributions
Net investment income	(0.12)	(0.14)	(0.17)	(0.10)	(0.13)
Net realized gain	(0.95)	(0.92)	(0.10)	—	—

Total distributions	(1.07)	(1.06)	(0.27)	(0.10)	(0.13)

Net asset value, end of period	$11.93	$12.04	$12.91	$11.38	$8.61

Total Return	7.83%	1.33%	15.75%	33.33%	16.63%
Net assets, end of period (millions)	$66.9	$63.8	$63.4	$55.0	$42.2
Ratios to average net assets assuming expense reductions
Expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	0.99%	1.01%	0.98%	0.95%	1.52%
Ratios to average net assets absent expense reductions
Expenses	0.70%	0.71%	0.73%	0.72%	0.75%
Net investment income	0.99%	1.00%	0.95%	0.93%	1.47%
Portfolio turnover rate	56%	52%	51%	68%	58%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	109

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.77	$12.00	$13.12	$11.06	$9.41
Income from Investment Operations
Net investment income (a)	0.04	0.07	0.03	0.01	0.11
Net gain (loss) on investments (both realized and unrealized)	1.36	(0.54)	0.62	3.83	1.56

Total from investment operations	1.40	(0.47)	0.65	3.84	1.67

Less Distributions
Net investment income	(0.04)	(0.08)	(0.03)	(0.12)	(0.02)
Net realized gain	(0.06)	(0.68)	(1.74)	(1.66)	—

Total distributions	(0.10)	(0.76)	(1.77)	(1.78)	(0.02)

Net asset value, end of period	$12.07	$10.77	$12.00	$13.12	$11.06

Total Return	13.01%	(3.99)%	4.94%	34.96%	17.77%
Net assets, end of period (millions)	$67.4	$60.4	$63.7	$61.1	$45.9
Ratios to average net assets assuming expense reductions
Expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.39%	0.61%	0.23%	0.09%	1.03%
Ratios to average net assets absent expense reductions
Expenses	0.93%	0.93%	0.94%	0.95%	0.96%
Net investment income	0.36%	0.58%	0.19%	0.04%	0.97%
Portfolio turnover rate	106%	119%	103%	115%	92%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

110	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.44	$10.54	$11.34	$9.76	$8.23
Income from Investment Operations
Net investment income (a)	0.06	0.07	0.08	0.12	0.13
Net gain (loss) on investments (both realized and unrealized)	(0.60)	(0.09)	(0.75)	1.63	1.45

Total from investment operations	(0.54)	(0.02)	(0.67)	1.75	1.58

Less Distributions
Net investment income	(0.06)	(0.08)	(0.13)	(0.17)	(0.05)
Net realized gain	—	—	—	—	—

Total distributions	(0.06)	(0.08)	(0.13)	(0.17)	(0.05)

Net asset value, end of period	$9.84	$10.44	$10.54	$11.34	$9.76

Total Return	(5.17)%	(0.17)%	(5.96)%	17.97%	19.19%
Net assets, end of period (millions)	$41.6	$44.2	$44.4	$47.4	$40.6
Ratios to average net assets assuming expense reductions
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.58%	0.59%	0.75%	1.10%	1.47%
Ratios to average net assets absent expense reductions
Expenses	1.06%	1.12%	1.23%	1.18%	1.21%
Net investment income	0.52%	0.47%	0.52%	0.92%	1.26%
Portfolio turnover rate	104%	122%	98%	77%	47%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	111

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.53	$19.32	$17.85	$14.10	$12.67
Income from Investment Operations
Net investment income (a)	0.38	0.35	0.33	0.29	0.28
Net gain (loss) on investments (both realized and unrealized)	1.73	(0.15)	1.97	4.16	1.73

Total from investment operations	2.11	0.20	2.30	4.45	2.01

Less Distributions
Net investment income	(0.40)	(0.34)	(0.31)	(0.30)	(0.25)
Net realized gain	(1.00)	(0.65)	(0.52)	(0.40)	(0.33)

Total distributions	(1.40)	(0.99)	(0.83)	(0.70)	(0.58)

Net asset value, end of period	$19.24	$18.53	$19.32	$17.85	$14.10

Total Return	11.74%	1.12%	13.37%	32.01%	15.72%
Net assets, end of period (millions)	$627.1	$603.1	$637.1	$599.5	$487.9
Ratios to average net assets
Expenses (b)	0.19%	0.29%	0.28%	0.29%	0.29%
Net investment income	2.01%	1.80%	1.75%	1.80%	2.02%
Portfolio turnover rate	3%	3%	3%	3%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	The expense ratio includes the effect of expense reimbursements that are less than 0.005%.

112	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.78	$13.46	$13.99	$10.85	$9.79
Income from Investment Operations
Net investment income (a)	0.15	0.11	0.11	0.09	0.16
Net gain (loss) on investments (both realized and unrealized)	2.33	(0.74)	0.51	4.05	1.39

Total from investment operations	2.48	(0.63)	0.62	4.14	1.55

Less Distributions
Net investment income	(0.16)	(0.12)	(0.11)	(0.11)	(0.14)
Net realized gain	(0.47)	(0.93)	(1.04)	(0.89)	(0.35)

Total distributions	(0.63)	(1.05)	(1.15)	(1.00)	(0.49)

Net asset value, end of period	$13.63	$11.78	$13.46	$13.99	$10.85

Total Return	20.96%	(4.86)%	4.37%	38.27%	15.90%
Net assets, end of period (millions)	$315.3	$276.2	$306.2	$309.2	$238.1
Ratios to average net assets assuming expense reductions
Expenses	0.30%	0.49%	0.48%	0.49%	0.50%
Net investment income	1.23%	0.84%	0.76%	0.68%	1.46%
Ratios to average net assets absent expense reductions
Expenses	0.31%	0.50%	0.49%	0.50%	0.51%
Net investment income	1.22%	0.83%	0.75%	0.67%	1.45%
Portfolio turnover rate	15%	14%	15%	13%	14%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	113

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.21	$12.76	$14.01	$11.86	$10.34
Income from Investment Operations
Net investment income (a)	0.34	0.31	0.44	0.31	0.31
Net gain (loss) on investments (both realized and unrealized)	(0.24)	(0.45)	(1.26)	2.18	1.55

Total from investment operations	0.10	(0.14)	(0.82)	2.49	1.86

Less Distributions
Net investment income	(0.35)	(0.30)	(0.43)	(0.34)	(0.34)
Net realized gain (b)	(0.12)	(0.11)	—	—	—

Total distributions	(0.47)	(0.41)	(0.43)	(0.34)	(0.34)

Net asset value, end of period	$11.84	$12.21	$12.76	$14.01	$11.86

Total Return	0.90%	(1.16)%	(5.88)%	20.96%	18.00%
Net assets, end of period (millions)	$275.5	$280.9	$290.8	$316.8	$270.4
Ratios to average net assets
Expenses	0.42%	0.68%	0.64%	0.67%	0.68%
Net investment income	2.83%	2.31%	3.12%	2.41%	2.84%
Portfolio turnover rate	3%	3%	3%	3%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Distributions from net realized gain represent less than $0.01 per share in 2012.

114	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.56	$16.12	$15.44	$13.54	$12.41
Income from Investment Operations
Net investment income (a)	0.37	0.34	0.34	0.33	0.30
Net gain (loss) on investments (both realized and unrealized)	0.84	(0.16)	1.07	2.08	1.03

Total from investment operations	1.21	0.18	1.41	2.41	1.33

Less Distributions
Net investment income	(0.37)	(0.37)	(0.34)	(0.32)	(0.17)
Net realized gain	(0.53)	(0.37)	(0.39)	(0.19)	(0.03)

Total distributions	(0.90)	(0.74)	(0.73)	(0.51)	(0.20)

Net asset value, end of period	$15.87	$15.56	$16.12	$15.44	$13.54

Total Return	7.90%	1.11%	9.43%	17.97%	10.77%
Net assets, end of period (millions)	$91.5	$90.3	$95.0	$90.4	$81.2
Ratios to average net assets assuming expense reductions
Expenses (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	2.33%	2.11%	2.15%	2.23%	2.24%
Ratios to average net assets absent expense reductions
Expenses (b)	0.08%	0.08%	0.07%	0.08%	0.09%
Net investment income	2.25%	2.03%	2.08%	2.15%	2.15%
Portfolio turnover rate	6%	4%	4%	8%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Expense ratios relate to the Balanced Fund only and do not reflect acquired fund fees and expenses.

See accompanying notes to financial statements.	115

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.28	$10.47	$10.42	$10.97	$10.94
Income from Investment Operations
Net investment income	0.29	0.29	0.31	0.33	0.34
Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.18)	0.05	(0.55)	0.03

Total from investment operations	0.22	0.11	0.36	(0.22)	0.37

Less Distributions
Net investment income	(0.29)	(0.29)	(0.31)	(0.33)	(0.34)
Net realized gain	(0.05)	(0.01)	—	—	—

Total distributions	(0.34)	(0.30)	(0.31)	(0.33)	(0.34)

Net asset value, end of period	$10.16	$10.28	$10.47	$10.42	$10.97

Total Return	2.08%	1.01%	3.52%	(2.06)%	3.45%
Net assets, end of period (millions)	$155.4	$161.0	$167.2	$168.8	$174.4
Ratios to average net assets
Expenses	0.58%	0.59%	0.58%	0.58%	0.58%
Net investment income	2.77%	2.77%	2.99%	3.06%	3.13%
Portfolio turnover rate	10%	9%	7%	14%	8%

116	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (a)	—	—	—	—	—

Total from investment operations	—	—	—	—	—

Less Distributions
Net investment income (a)	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.05%	0.00%	0.00%	0.00%	0.00%
Net assets, end of period (millions)	$30.4	$31.6	$34.0	$35.9	$36.5
Ratios to average net assets assuming expense reductions
Expenses (b)	0.30%	0.10%	0.07%	0.08%	0.10%
Net investment income	0.05%	0.00%	0.00%	0.00%	0.00%
Ratios to average net assets absent expense reductions
Expenses	0.58%	0.71%	0.62%	0.63%	0.59%
Net investment income	(0.23)%	(0.61)%	(0.55)%	(0.55)%	(0.49)%

(a)	Net investment income and distributions represent less than $0.01 per share in 2016.

(b)	The expense ratio includes the effect of the voluntary fee waiver from SFIMC described in Note 6 under Fees and Other Transactions with Affiliates.

See accompanying notes to financial statements.	117

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees of the State Farm Variable Product Trust and Shareholders of the Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund (nine funds comprising the State Farm Variable Product Trust, hereafter referred to as the “Funds”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 23, 2017

Management Information – State Farm Variable Product Trust, December 31, 2016 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 1998 and serves until successor is elected or appointed.	PRESIDENT (since 6/2012) – St. Mary’s University; DEAN and PROFESSOR OF LAW (before 6/2012) – University of St. Thomas School of Law; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 2001 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR (since 8/2012) – Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER – Poudre River Press LLC (book publisher); CONSULTANT/PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); ADJUNCT FACULTY – Bellevue University and University of Southern Mississippi; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 65	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – MainStay Funds (83 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Diane L. Wallace One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2013 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – Henderson Global Funds (13 portfolios)

Management Information – State Farm Variable Product Trust, December 31, 2016 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Joe R. Monk, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee, President and Chairperson of the Board	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service as President and Chairperson of the Board in 2015 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER – State Farm Life Insurance Company; SENIOR VICE PRESIDENT – MUTUAL FUNDS and VICE PRESIDENT – HEALTH – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, PRESIDENT and CHAIRPERSON OF THE BOARD (since 6/2015) and SENIOR VICE PRESIDENT (3/2011 – 6/2015) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Paul J. Smith* One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee, Senior Vice President, and Treasurer	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	CHIEF FINANCIAL OFFICER, TREASURER, SENIOR VICE PRESIDENT (3/2007 – 1/2013) and EXECUTIVE VICE PRESIDENT (since 1/2013) – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE (since 1/2015), SENIOR VICE PRESIDENT, and TREASURER (since 12/2012) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

*	Messrs. Monk and Smith are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Variable Product Trust, State Farm VP Management Corp., State Farm Investment Management Corp. and with the affiliates of these companies.

Management Information – State Farm Variable Product Trust, December 31, 2016 (unaudited)

III. Information about Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years

Lisa Stewart One State Farm Plaza Bloomington, Illinois 61710 Age 47	Vice President	Began service in December 2015 and serves until removed.	VICE PRESIDENT – LIFE/HEALTH and MUTUAL FUNDS (since 10/2015), VICE PRESIDENT – AGENCY (1/2014 – 10/2015), VICE PRESIDENT AGENCY – CUSTOMER CARE CENTER (1/2013 – 1/2014), and VICE PRESIDENT OPERATIONS – ENTERPRISE SERVICES (9/2011 – 1/2013) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 12/2015) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT (since 12/2015) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 46	Vice President and Secretary	Began service in December 2012 and serves until removed.	ASSISTANT VICE PRESIDENT – MUTUAL FUNDS (since 12/2012) and MUTUAL FUNDS DIRECTOR (before 12/2012) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 3/2013) and ASSISTANT SECRETARY-TREASURER (12/2007 – 3/2013) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 12/2012) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 57	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary– Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER, TREASURER (since 3/2016), and ASSISTANT SECRETARY-TREASURER (3/2001 – 3/2016) – State Farm Investment Management Corp.; TREASURER (since 3/2016) and ASSISTANT SECRETARY-TREASURER (3/2001 – 3/2016) – State Farm VP Management Corp.

Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 53	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME (since 12/2011), ASSISTANT VICE PRESIDENT – FIXED INCOME (6/2011 – 12/2011) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2012) – State Farm Investment Management Corp.; VICE PRESIDENT since (12/2011) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-888-702-2307 to request a copy of the SAI.

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State Farm VP Management Corp (Underwriter and Distributor of Securities Products) One State Farm Plaza Bloomington, IL 61710-0001 FORWARDING SERVICE REQUESTED 2-2017 231-3571.19-CH AP2017/02/9814 Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-888-702-2307.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in paragraph (d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2016:	$300,065
Billed to registrant for fiscal year ending December 31, 2015:	$294,989

The audit fees for December 31, 2016 are based on amounts billed and estimated amounts expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending December 31, 2016:	$0
Billed to registrant for fiscal year ending December 31, 2015:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2016:	$0
Billed for fiscal year ending December 31, 2015:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending December 31, 2016:	$49,610
Billed to registrant for fiscal year ending December 31, 2015:	$46,980

The nature of the services comprising the fees disclosed under this category:

For each fiscal year, the nature of the services includes fees for:

•	reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code; and
•	reviewing the registrant’s tax returns (federal, state, and excise), and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2016:	$0
Billed for fiscal year ending December 31, 2015:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending December 31, 2016:	$0
Billed to registrant for fiscal year ending December 31, 2015:	$0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2016:	$0
Billed for fiscal year ending December 31, 2015:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

-	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2016:	not applicable	0%	not applicable
Fiscal year ending December 31, 2015:	not applicable	0%	not applicable
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:
	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2016:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2015:	not applicable	not applicable	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2016:	$49,610
Fiscal year ending December 31, 2015:	$46,980

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2016:	$0
Fiscal year ending December 31, 2015:	$0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2016:	$0
Fiscal year ending December 31, 2015:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Variable Product Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation

Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Variable Product Trust

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date          February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date          February 24, 2017

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date          February 24, 2017